Calvert

Investments that make a difference®

December 31, 2001

Annual Report

Calvert Variable Series, Inc.

Calvert Social Portfolios

Calvert Variable Series, Inc.

Calvert Social Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

For the year ended December 31, 2001, the Fund shares returned 3.74%*, versus 3.73% for the Lipper VA Money Market Funds Average.

Investment Climate

During the first eight months of the year, the Federal Reserve Board reduced the Federal Funds target rate seven times - totaling 300 basis points - to 3.50%. The reductions came as Federal Reserve policymakers attempted to spur capital spending and increase consumer confidence. Business profits and capital spending continued to deteriorate, which caused unemployment to climb, and erode consumer confidence. As the economy continued its downward spiral, the broad U.S. stock market fell.

Prior to the events of September 11th, capital spending, employment, and production were considered weak. The tragic events amplified the uncertainty of a weak economy. The Federal Reserve Board responded by cutting the target rate 50 basis points on September 17th before trading on the NYSE resumed for the first time since the attacks. On both October 2nd and November 16th, the Federal Reserve cut the Federal Funds rate by 50 basis points, reducing the target rate to 2.00%. These cuts highlighted the Federal Reserves commitment to ensure that the financial markets had plenty of liquidity to function, to minimize damage to potential economic growth, and to continue to address the economic weakness present prior to the attacks. Despite a few signs of stabilization, economic activity continued to remain soft, with inflation almost nonexistent. When the Federal Reserve Board met on December 16th, they cut rates 25 basis points to 1.75%, marking the eleventh rate reduction in 2001.

Strategy

Faced with a falling interest rate environment, a sputtering economy, low consumer confidence, and deteriorating credit quality; our goal was to focus on liquidity and credit quality. We purchased high quality securities with maturities of seven days or less rather than longer-term corporate money market offerings. This proved beneficial since short-term rates were yielding more than long-term rates. In order to take advantage of high yields before they fell due to rate cuts, we extended the Portfolio's maturity using government agency securities with maturities up to a year.

Outlook

Recent data has hinted at stabilization of the U.S economy, but most economists believe that a turnaround will not occur until late 2002. Given that overall market conditions are not very stimulative, we expect the Federal Funds rate to remain low throughout 2002.

Sincerely,

Thomas A. Dailey

Calvert Asset Management Company

January 31, 2002

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social Money Market Portfolio, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to December 31, 2000, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Money Market Portfolio as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

February 15, 2002

Money Market Portfolio

Schedule of Investments

December 31, 2001
	Principal
Taxable Variable Rate Demand Notes - 59.6%	Amount	Value
550 West 14th Place Revenue, 2.20%, 2/1/29, LOC: Harris Trust *	$500,000	$500,000
Alabama State IDA, 2.00%, 5/1/10, LOC: Regions Bank *	175,000	175,000
Alabama State Incentives Financing Authority, 2.00%, 10/1/29, AMBAC Insured,
BPA: Southtrust Bank *	690,000	690,000
Alaska Housing Finance Corp., 2.12%, 12/1/32, MBIA Insured *	500,000	500,000
Birmingham, Alabama Public Educational Building Authority Student Housing Revenue,
4.00%, 6/1/30 LOC: First Union National Bank *	215,000	215,000
California Pollution Control Financing Authority IDA Revenue, 2.05%, 9/1/05,
LOC: Wells Fargo Bank, NA *	385,000	385,000
California Statewide Community Development Authority MFH Revenue:
2.40%, 7/1/27, LOC: Commerze Bank, AG, Confirming LOC: Commerze Bank, AG *	200,000	200,000
4.25%, 7/1/29, LOC: Sanwa Bank, Confirming LOC: CALSters *	345,000	345,000
Columbus Development Authority, 2.15%, 12/1/19, LOC: Bank of Nova Scotia *	500,000	500,000
Health Insurance Plan Greater NY Revenue, 2.15%, 7/1/16, LOC: Morgan Guaranty Trust *	300,000	300,000
IPC Industries, Inc., 2.00%, 10/1/11, LOC: National Bank of Canada *	280,000	280,000
Lancaster, California Redevelopment Agency, 2.15%, 1/15/35, LOC: FNMA *	500,000	500,000
Meriter Hospital Revenue, 2.35%, 12/1/16, LOC: Firstar Bank *	350,000	350,000
Meyer Cookware Industries, 2.30%, 5/1/27, LOC: BNP Paribas *	500,000	500,000
Milpitas, California MFH Revenue, 2.10%, 8/15/33, LOC: FNMA *	300,000	300,000
Montgomery County, Kentucky IDA Revenue, 2.00%, 8/1/06, LOC: Fleet National Bank *	144,000	144,000
Nevada Housing MFH Revenue, 2.10%, 4/1/31, LOC: East-West Bank, Confirming LOC: FHLB *	585,000	585,000
New Jersey Economic Development Authority Revenue, 1.60%, 11/1/06,
LOC: First Union National Bank *	270,000	270,000
Riderwood Village, Inc., 2.03%, 7/1/31, LOC: AllFirst Bank *	500,000	500,000
Post Apartment Homes LP MFH Revenue, 1.93%, 7/15/29, LOC: FNMA *	2,290,000	2,290,000
San Joaquin Mariners Association LP, 2.15%, 7/1/29, LOC: Credit Suisse First Boston *	500,000	500,000
Sault Sainte Marie, Michigan Revenue, 4.41125%, 6/1/03, LOC: National City Bank *	75,000	75,000
Southeast Alabama Gas Distribution Revenue, 1.95%, 6/1/25, AMBAC Insured,
BPA: Amsouth Bank *	500,000	500,000
St. Joseph County, Minnesota Economic Development Revenue, 2.08%, 6/1/27, LOC: FHLB *	775,000	775,000
St. Paul, Minnesota Housing and Redevelopment Authority, 2.30%, 6/1/15,
LOC: Dexia Public Finance Bank *	640,000	640,000
St. Paul, Minnesota Port IDA, 2.40%, 6/1/11, LOC: U.S. Bank N.A. *	630,000	630,000
Trotman Bay Minette Inc., 2.15%, 12/1/25, LOC: Columbus Bank & Trust *	325,000	325,000

Total Taxable Variable Rate Demand Notes (Cost $12,974,000)		12,974,000

	Principal
U.S. Government Agencies and Instrumentalities - 40.2%	Amount	Value
Federal Farm Credit Bank, 4.35%, 4/2/02	$250,000	$249,969
Federal Farm Credit Bank Discount Notes, 3.29%, 2/28/02	500,000	497,350
Federal Home Loan Bank Discount Notes:
1.43%, 1/2/02	1,300,000	1,299,948
2.14%, 1/30/02	1,000,000	998,276
3.00%, 2/28/02	315,000	313,477
3.36%, 8/12/02	1,000,000	979,187
2.00% 10/31/02	1,000,000	983,167
Federal Home Loan Bank, 2.43%, 12/27/02	500,000	500,000
Federal Home Loan Mortgage Discount Notes:
4.87%, 1/3/02	500,000	499,865
4.58%, 2/28/02	192,000	190,583
3.83%, 3/28/02	500,000	495,425
2.05%, 11/7/02	500,000	491,174
Fannie Mae, 6.75%, 8/15/02	1,000,000	1,018,939
Freddie Mac Discount Notes, 4.59%, 1/31/02	250,000	249,044

Total U.S. Government Agencies and Instrumentalities (Cost $8,766,404)		8,766,404

TOTAL INVESTMENTS (Cost $21,740,404) - 99.8%		21,740,404
Other assets and liabilities, net - 0.2%		40,503
Net Assets - 100%		$21,780,907

* Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees: Abbreviations:

BPA: Bond Purchase Agreement Assn: Association

LOC: Letter of Credit FHLB: Federal Home Loan Bank

FNMA: Federal National Mortgage Association

IDA: Industrial Development Authority

LP: Limited Partnership

MFH: Multi-Family Housing

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Money Market Portfolio

Statement of Assets and Liabilities

December 31, 2001
Assets
Investments in securities, at value - See accompanying schedule	$21,740,404
Cash	4,484
Interest receivable	52,380
Other assets	3,602
Total assets	21,800,870

Liabilities
Payable to Calvert Asset Management Company, Inc.	10,637
Payable to Calvert Administrative Services Company	3,110
Payable to Calvert Shareholder Services, Inc.	236
Accrued expenses and other liabilities	5,980
Total liabilities	19,963
Net assets	$21,780,907

Net Assets Consist Of:
Par value and paid-in capital applicable to 21,778,626 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized	$21,774,050
Undistributed net investment income	6,857

Net Assets	$21,780,907

Net Asset Value per Share	$1.00

See notes to financial statements.

Money Market Portfolio

Statement of Operations

Year ended December 31, 2001

Net Investment Income
Investment Income:
Interest income	$970,118
Total investment income	970,118

Expenses:
Investment advisory fee	67,667
Transfer agency fees and expenses	6,759
Administrative fees	37,042
Accounting fees	12,678
Directors' fees and expenses	2,299
Custodian fees	12,762
Reports to shareholders	660
Professional fees	8,438
Miscellaneous	2,069
Total expenses	150,374
Fees paid indirectly	(7,315)
Net expenses	143,059

Net Investment Income	827,059

Realized Gain (Loss) on Investments
Net realized gain (loss)	7,271

Increase (Decrease) in Net Assets
Resulting From Operations	$834,330

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income	$827,059	$1,163,115
Net realized gain (loss)	7,271	(315)

Increase (Decrease) in Net Assets
Resulting From Operations	834,330	1,162,800

Distributions to shareholders from:
Net investment income	(821,977)	(1,161,350)
Net realized gain	(6,950)	-
Total distributions	(828,927)	(1,161,350)

Capital share transactions:
Shares sold	26,317,991	44,748,186
Reinvestment of distributions	839,078	1,152,519
Shares redeemed	(28,350,672)	(39,320,170)
Total capital share transactions	(1,193,603)	6,580,535

Total Increase (Decrease) in Net Assets	(1,188,200)	6,581,985

Net Assets
Beginning of year	22,969,107	16,387,122
End of year (including undistributed net investment
income of $6,857 and $1,775, respectively)	$21,780,907	$22,969,107

Capital Share Activity
Shares sold	26,317,991	44,748,186
Reinvestment of distributions	839,078	1,152,519
Shares redeemed	(28,350,671)	(39,320,170)
Total capital share activity	(1,193,602)	6,580,535

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities are valued at amortized cost, which approximates market.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the Untied States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolio has implemented the provisions of the Guide, as required on January 1, 2001. The implementation did not have a material impact on the Portfolio's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .30%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,654 for the year ended December 31, 2001. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

The cost of investments owned at December 31, 2001 for federal income tax purposes was $21,740,404.

There were no significant differences between book basis and tax basis of distributable earnings as of December 31, 2001 and distributions for the years ended December 31, 2001 and 2000.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2001, purchases and sales transactions were $5,855,000 and $4,255,000, respectively.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2001 was $16,419 at a weighted average interest rate of 5.13%. The maximum amount of these borrowings outstanding during the year ended December 31, 2001 was $930,445 during August 2001. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2001.

Money Market Portfolio

Financial Highlights
	Years Ended
	December 31,	December 31,
	2001	2000
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.037	.058
Total from investment operations	.037	.058
Distributions from
Net investment income	(.037)	(.058)
Total increase (decrease) in net asset value	-	-
Net asset value, ending	$1.00	$1.00

Total return	3.74%	5.94%
Ratios to average net assets:
Net investment income	3.67%	5.85%
Total expenses	.67%	.66%
Expenses before offsets	.67%	.66%
Net expenses	.63%	.61%
Net assets, ending (in thousands)	$21,781	$22,969

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.047	.050	.051
Total from investment operations	.047	.050	.051
Distributions from
Net investment income	(.047)	(.050)	(.051)
Total increase (decrease) in net asset value	-	-	-
Net asset value, ending	$1.00	$1.00	$1.00

Total return	4.82%	5.14%	5.20%
Ratios to average net assets:
Net investment income	4.72%	5.01%	5.10%
Total expenses	.67%	.66%	.69%
Expenses before offsets	.67%	.66%	.69%
Net expenses	.64%	.63%	.59%
Net assets, ending (in thousands)	$16,387	$11,205	$6,242

See notes to financial statements.

Director and Officer Information Table
			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
WILLIAM J. ATHERTON DOB: 01/15/39	Director and President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
ALICE G. BULLOCK DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity
CHARLES E. DIEHL DOB: 10/13/22	Director	1982	Self-employed consultant and Vice President and Treasurer Emeritus of The George Washington University. Formerly, he was a Director of Acacia Mutual Life Insurance Company.	28
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16
  AmerUs Home Equity
  AmerUs Annuity Group
  Ameritas Variable Life Insurance Co.
  Ameritas Investment Corporation
  AmerUs Group Foundation
  Bankers Life Insurance Co. of New York
  Inflective Asset Mgmt.
  AmerUs Capital Mgmt.

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
M. CHARITO KRUVANT 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Gallup, Inc. W.K. Kellogg Foundation Info USA Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 1/29/59	Officer	1988	Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999	Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

				# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
HUI PING HO, CPA DOB: 01/06/65	Officer	2000		Tax & Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	1990		Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999		Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 8/12/47	Officer	1990		Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 7/24/52	Officer	1982		Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999		Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert social small cap growth Portfolio

Managed by Awad Asset Management, Inc.

Dear Investor:

Performance

For the 12 months ended December 31, 2001, the CVS Calvert Social Small Cap Growth Portfolio returned 10.86%, dramatically outperforming the 2.49% return for the Russell 2000 Index.

Economic Climate

Six months ago we reported slowing economic growth despite significant interest rate easing by the Fed and projected that the remainder of the year would likely follow the same pattern. Six months later, the prices of many equities have corrected from unsustainable levels and now reflect realistic valuations. The Federal Reserve Board has injected historic amounts of liquidity into the economy, bringing interest rates to levels not seen in a generation, and U.S. corporations have reduced their cost structures yet again, allowing them to capitalize on margins in the wake of an economic recovery.

During the same period, the speculative, momentum investor has learned the hard lesson that making money is a long, disciplined process and not an easy game.

Strategy

Fund performance in 2001 resulted from an ongoing strategy that relied more on stock selection rather than asset allocation or industry exposure. Indeed, that strategy helped the Fund avoid some of the nightmarish performance problems faced by funds overcommitted to technology stocks. We tried specifically to identify companies capable of growth in a slow-growing economy, especially those growing companies that were available at a value investor's price.

Outlook

As we close 2001 and look forward to 2002, we are enthusiastic about America, the economy, the prices of many stocks, and the prospects for the Fund.

The downside is that we may still face a few more months of economic weakness characterized by job layoffs. The upside is that the economy will bottom and begin to recover, and while the recovery may not initially be strong, corporate profits will grow nicely as a result of the reduced cost structure now in place.

CVS Calvert Social

Small Cap Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	10.86%
Five year	3.53%
Since inception (3.15.95)	8.58%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 3.31.95.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997.

This environment will be generally favorable for equities: rising profits and low interest rates are good building blocks for financial assets. Individual companies that are well positioned will thrive as the economy begins to improve, and our job is to find these well-positioned companies and to ensure that the companies we already own continue to perform to expectations. Our record in this regard has been good over the last few years. We are determined to continue to do well going forward.

Sincerely,

James D. Awad

Awad Asset Management

January 31, 2002

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social Small Cap Growth Portfolio, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to December 31, 2000, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Small Cap Portfolio as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

February 15, 2002

small cap Growth Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 96.6%	Shares	Value
Agricultural Products - 3.9%
Corn Products International, Inc.	14,000	$493,500

Air Freight - 2.4%
Iron Mountain, Inc.*	7,000	306,600

Auto Parts & Equipment - 2.2%
Gentex Corp.*	10,350	276,656

Banks - Regional - 4.6%
Capital Crossing Bank*	9,000	165,150
North Fork Bancorp., Inc.	12,900	412,671
		577,821

Communications Equipment - 7.3%
Commscope, Inc.*	16,000	340,320
Crown Castle International Corp.*	14,000	149,520
Plantronics, Inc.*	16,600	425,624
		915,464

Consumer Finance - 2.0%
AmeriCredit Corp.*	8,000	252,400

Electrical Equipment - 3.1%
Belden, Inc.	16,500	388,575

Equipment - Semiconductors - 1.3%
Axcelis Technologies, Inc.*	12,500	161,125

Financial - Diversified - 1.8%
New Century Financial Corp.	17,000	230,010

Healthcare, Medical Products and Supplies - 4.1%
Sola International, Inc.*	26,600	516,040

Healthcare - Special Services - 2.3%
Hooper Holmes, Inc.	32,000	286,400

Insurance - Life / Health - 4.6%
Annuity and Life Realty Holdings	12,200	306,342
Presidential Life Corp.	13,500	277,560
		583,902

Investment Banking - 3.2%
Interactive Data Corp.	28,500	402,990

Investment Management - 2.4%
Investors Financial Services Corp.	4,650	307,876

Leisure Time - Products - 6.0%
Callaway Golf Co.	23,600	451,940
Handleman Co.*	20,400	302,940
		754,880

Equity Securities - Cont'd	Shares	Value
Machinery - Diversified - 2.5%
Kaydon Corp.	13,900	$315,252

Manufacturing - Diversified - 4.1%
Cognex Corp.*	9,000	230,490
Spartech Corp.	13,800	283,590
		514,080

Office Equipment & Supplies - 3.2%
United Stationers, Inc.*	11,800	397,070

Photography / Imaging - 3.0%
Concord Camera Corp.*	47,000	372,240

Publishing - 3.7%
John Wiley & Sons, Inc., Class A	13,900	320,117
Penton Media, Inc.	22,800	142,728
		462,845

Railroads - 3.6%
Kansas City Southern Industries, Inc.*	32,500	459,225

Retail - Apparel / Shoes - 1.8%
Stage Stores, Inc.*	10,000	230,000

Services - Commercial and Consumer - 11.6%
FYI, Inc.*	5,000	167,500
NCO Group Inc*	7,900	180,910
Startek Inc. *	14,400	272,880
TeleTech Holdings, Inc. *	30,500	437,065
Viad Corp.	17,300	409,664
		1,468,019

Services - Computer Systems - 1.7%
Investment Technology Group, Inc.*	5,450	212,932

Services - Employment - 3.0%
Hall, Kinion & Associates, Inc.*	16,000	150,080
Korn / Ferry International*	21,600	230,040
		380,120

Specialty Printing - 2.9%
Valassis Communications, Inc.*	10,300	366,886

Telecommunications - Cell / Wireless - 1.6%
American Tower Corp., Class A*	20,500	194,135

Trucks & Parts - 2.7%
Joy Global, Inc.*	20,500	344,400

Total Equity Securities (Cost $10,829,612)		12,171,443

TOTAL INVESTMENTS (Cost $10,829,612) - 96.6%		12,171,443
Other assets and liabilities, net - 3.4%		432,051
Net Assets - 100%		$12,603,494

* Non-income producing.

See notes to financial statements.

small cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2001
Assets
Investments in securities, at value (Cost $10,829,612) - See accompanying schedule	$12,171,443
Cash	441,942
Dividends receivable	8,496
Other assets	159
Total assets	12,622,040

Liabilities
Payable to Calvert Asset Management Company, Inc.	11,365
Payable to Calvert Administrative Services Company	2,441
Accrued expenses and other liabilities	4,740
Total liabilities	18,546
Net assets	$12,603,494

Net Assets Consist of:
Par value and paid-in capital applicable to 851,629 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$11,368,510
Accumulated net realized gain (loss) on investments	(106,847)
Net unrealized appreciation (depreciation) on investments	1,341,831

Net Assets	$12,603,494

Net Asset Value per Share	$14.80

See notes to financial statements.

small cap Growth Portfolio

Statement of Operations

Year ended December 31, 2001
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $126)	$46,997
Interest income	22,492
Total investment income	69,489

Expenses:
Investment advisory fee	75,175
Transfer agent fees and expenses	7,472
Accounting fees	9,672
Directors' fees and expenses	1,081
Administrative fees	22,853
Custodian fees	12,286
Reports to shareholders	3,710
Professional fees	7,038
Miscellaneous	533
Total expenses	139,820
Fees paid indirectly	(17,838)
Net expenses	121,982

Net Investment Income (Loss)	(52,493)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(94,004)
Change in unrealized appreciation or (depreciation)	1,076,618

Net Realized and Unrealized Gain
(Loss) on Investments	982,614

Increase (Decrease) in Net Assets
Resulting From Operations	$930,121

See notes to financial statements.

small cap Growth Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	($52,493)	($50,449)
Net realized gain (loss)	(94,004)	913,218
Change in unrealized appreciation or (depreciation)	1,076,618	(556,626)

Increase (Decrease) in Net Assets
Resulting From Operations	930,121	306,143

Distributions to shareholders from:
Net realized gain on investments	(215,835)	(269,190)
Total distributions	(215,835)	(269,190)

Capital share transactions:
Shares sold	8,981,717	4,159,668
Reinvestment of distributions	215,834	269,190
Shares redeemed	(4,512,650)	(1,710,984)
Total capital share transactions	4,684,901	2,717,874

Total Increase (Decrease) in Net Assets	5,399,187	2,754,827

Net Assets
Beginning of year	7,204,307	4,449,480
End of year	$12,603,494	$7,204,307

Capital Share Activity
Shares sold	639,762	296,512
Reinvestment of distributions	14,447	19,735
Shares redeemed	(333,048)	(121,000)
Total capital share activity	321,161	195,247

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolio has implemented the provisions of the Guide, as required on January 1, 2001. The implementation did not have a material impact on the Portfolios financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .75%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly of .25% based on the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $10,324,280 and $5,373,844, respectively.

The cost of investments owned at December 31, 2001 for federal income tax purposes was $11,185,907. Net unrealized appreciation aggregated $985,536, of which $1,938,650 related to appreciated securities and $953,114 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2001, and December 31, 2000 were as follows:
	2001	2000
Distributions paid from:
Ordinary income	$164,660	$171,015
Long-term capital gain	51,175	98,175
Total	$215,835	$269,190

As of December 31, 2001, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$0
Undistributed long-term gain	249,448
Unrealized appreciation (depreciation)	985,536
Total	$1,234,984

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2001 was $4,516 at a weighted average interest rate of 5.92%. The maximum amount of these borrowings outstanding during the year ended December 31, 2001 was $411,023 during March 2001. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2001.

Tax Information (unaudited)

The Portfolio designates $51,175 as capital gain dividends paid during the taxable year ended December 31, 2001.

small cap Growth Portfolio

Financial Highlights
	Years Ended
	December 31,	December 31,
	2001	2000
Net asset value, beginning	$13.58	$13.27
Income from investment operations
Net investment income (loss)	(.06)	(.10)
Net realized and unrealized gain (loss)	1.54	.94
Total from investment operations	1.48	.84
Distributions from
Net investment income	-	-
Net realized gains	(.26)	(.53)
Total distributions	(.26)	(.53)
Total increase (decrease) in net asset value	1.22	.31
Net asset value, ending	$14.80	$13.58

Total return	10.86%	6.29%
Ratios to average net assets:
Net investment income (loss)	(.52%)	(.86%)
Total expenses	1.39%	1.61%
Expenses before offsets	1.39%	1.61%
Net expenses	1.22%	1.26%
Portfolio turnover	59%	106%
Net assets, ending (in thousands)	$12,603	$7,204

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$11.12	$12.02	$14.65
Income from investment operations
Net investment income (loss)	(.05)	.02	(.12)
Net realized and unrealized gain (loss)	2.20	(.77)	(1.32)
Total from investment operations	2.15	(.75)	(1.44)
Distributions from
Net investment income	**	(.01)	-
Net realized gains	-	(.14)	(1.19)
Total distributions	-	(.15)	(1.19)
Total increase (decrease) in net asset value	2.15	(.90)	(2.63)
Net asset value, ending	$13.27	$11.12	$12.02

Total return	19.38%	(6.23%)	(9.86%)
Ratios to average net assets:
Net investment income (loss)	(.51%)	.12%	(1.19%)
Total expenses	1.58%	1.33%	2.10%
Expenses before offsets	1.58%	1.33%	1.92%
Net expenses	1.15%	1.12%	1.61%
Portfolio turnover	79%	72%	292%
Net assets, ending (in thousands)	$4,449	$3,626	$4,146

** Distribution was less than .01 per share.

See notes to financial statements.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
WILLIAM J. ATHERTON DOB: 01/15/39	Director and President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
ALICE G. BULLOCK DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity
CHARLES E. DIEHL DOB: 10/13/22	Director	1982	Self-employed consultant and Vice President and Treasurer Emeritus of The George Washington University. Formerly, he was a Director of Acacia Mutual Life Insurance Company.	28
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16
  AmerUs Home Equity
  AmerUs Annuity Group
  Ameritas Variable Life Insurance Co.
  Ameritas Investment Corporation
  AmerUs Group Foundation
  Bankers Life Insurance Co. of New York
  Inflective Asset Mgmt.
  AmerUs Capital Mgmt.

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
M. CHARITO KRUVANT 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Gallup, Inc. W.K. Kellogg Foundation Info USA Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 1/29/59	Officer	1988	Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999	Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

				# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
HUI PING HO, CPA DOB: 01/06/65	Officer	2000		Tax & Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	1990		Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999		Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 8/12/47	Officer	1990		Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 7/24/52	Officer	1982		Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999		Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Social Mid Cap Growth Portfolio

Managed by Brown Capital Management, Inc.

Dear Investor:

Performance

For the year ended December 31, 2001, the Calvert Variable Series Social Mid Cap Growth Portfolio returned -12.20%, outperforming its peer group, measured by the Lipper VA Mid-Cap Growth Funds Average (-23.31%). The Portfolio underperformed the S&P Midcap 400 Index, which returned -0.62% for the period.

Economic Climate

Exiting 2000, the Portfolio was overweight in its allocation to the technology sector and we decided to maintain our technology holdings for the first half of the year in 2001. During that period, technology stocks significantly underperformed the overall market and caused the Portfolio to underperform the S&P Midcap Index. By mid-year, we concluded that certain segments of the technology industry were going to languish longer than expected and we consequently eliminated those technology companies most sensitive to the downturn in capital spending budgets by the major telecom carriers. We reinvested the proceeds across the existing Portfolio including our remaining technology holdings with the expectation that stocks representing the most cyclical sectors of the economy, including technology, would begin to discount economic improvement that begin in the next six months. And then the unexpected happened.

Then the world witnessed the tragic events of September 11.

We received a number of calls from clients asking what action we planned to take when the markets reopened, and whether there would be any change in investment strategy. We had experienced other unsettling events such as the market crash in 1987, and the invasion of Kuwait by Iraq in 1990, to help guide our judgement. From these past experiences, we learned that the best course of action is not to panic, or take any precipitous actions that we may later regret. In retrospect, "standing pat" was the best decision. The market bottom occurred September 21st, and from that point through year-end, the S&P 500 advanced 18.9%, the Russell 2000 28.9%, and the Russell Midcap Growth 32.7%. More importantly, in the fourth quarter, the Portfolio returned 22.66% versus 17.99% for the S&P Midcap Index and the 17.85% returned by the Lipper Midcap Index.

CVS Calvert Social

Mid Cap Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(12.20%)
Five year	10.95%
Ten year	10.75%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New subadvisors assumed management of the Portfolio effective December 1994.

Outlook

In past annual commentary letters (1997 and 1998), we suggested that expectations for 20%+ returns from the stock market were passé. Instead, we suggested a return to the historic levels of 10-12% was more likely. However, the unrealistically high returns continued as the investment hysteria of 1999 swamped all reason and rationality. Based on our assessment of valuations and earnings growth, we expect a 10-12% return for the broad stock market over the next three to five years (including 2002), in line with historical norms.

Looking forward, we agree with those who say that the bounce off the bottom has been too much, too fast. Therefore, "backing and filling" on the way to the gains anticipated for 2002 should be expected, and Portfolio turnover may be slightly higher this year than normal. If prices of individual stocks overshoot our sell targets as the economy and corporate profits improve, we will sell and buy them back later at more reasonable prices. It is our view that inventories are lean, and costs have been reduced substantially, so a modest pick-up in revenues in 2002 will result in magnified results on the bottom line. We believe that stock selection, our primary skill, will be rewarded much more this year than it has been in the recent past.

Sincerely,

Ed Brown

Brown Capital Management

January 31, 2002

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social Mid Cap Growth Portfolio, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to December 31, 2000, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Mid Cap Growth Portfolio as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

February 15, 2002

Mid Cap Growth Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 95.1%	Shares	Value
Computer - Software and Services - 13.3%
Advent Software, Inc.*	44,100	$2,202,795
Amdocs Ltd.*	36,100	1,226,317
Intuit, Inc.*	45,300	1,937,934
Manugistics Group, Inc.*	17,100	360,468
Rational Software Corp.*	80,600	1,571,700
RSA Security, Inc.*	76,900	1,342,674
		8,641,888

Distributors - Food and Health - 2.6%
Cardinal Health, Inc.	26,350	1,703,791

Electrical Equipment - 5.3%
Flextronics International, Ltd.*	63,400	1,520,966
Sanmina Corp.*	57,500	1,144,250
Solectron Corp.*	71,300	804,264
		3,469,480

Electronics - Instrument - 1.3%
Waters Corp.*	22,400	868,000

Electronics - Semiconductors - 9.7%
Altera Corp.*	85,300	1,810,066
Analog Devices, Inc.*	26,700	1,185,213
Atmel Corp.*	151,800	1,118,766
Vitesse Semiconductor Corp.*	88,500	1,100,055
Xilinx, Inc.*	27,500	1,073,875
		6,287,975

Equipment - Semiconductors - 1.6%
Novellus Systems, Inc.*	27,200	1,073,040

Financial - Diversified - 1.8%
USA Education, Inc.	14,300	1,201,486

Healthcare - Hospital Management - 2.3%
Health Management Associates, Inc.*	82,100	1,510,640

Healthcare - Medical Product and Supplies - 6.5%
Applied Biosystems Group - Applera Corp.	43,100	1,692,537
Biomet, Inc.	81,050	2,504,445
		4,196,982

Healthcare - Special Services - 2.9%
Covance, Inc.*	83,000	1,884,100

Investment Banking and Brokerage - 2.7%
Legg Mason, Inc.	35,500	1,774,290

Investment Management - 2.0%
T. Rowe Price Associates, Inc.	37,800	1,312,794

Leisure Time - Products - 3.7%
Harley-Davidson, Inc.	43,900	2,384,209

Equity Securities - Cont'd	Shares	Value
Manufacturing - Specialized - 1.8%
Jabil Circuit, Inc.*	52,500	$1,192,800

Oil and Gas - Drilling and Equipment - 1.3%
Smith International, Inc.*	15,300	820,386

Power Producers - Independents - 2.8%
Calpine Corp.*	108,700	1,825,073

Publishing - 2.4%
Scholastic Corp.*	31,500	1,585,395

Retail - Building Supplies - 2.0%
Fastenal Co.	19,200	1,275,456

Retail - Department Stores - 3.5%
Kohls Corp.*	32,500	2,289,300

Retail - Discounters - 3.6%
Dollar Tree Stores, Inc.*	75,550	2,335,250

Retail - Food Chains - 1.1%
Whole Foods Market, Inc.*	16,000	696,960

Retail - Specialty - 1.6%
Staples, Inc.*	54,700	1,022,890

Services - Advertising and Marketing - 2.5%
Catalina Marketing Corp.*	47,300	1,641,310

Services - Data Processing - 12.3%
Bisys Group, Inc.*	43,600	2,789,964
Concord EFS, Inc.*	40,400	1,324,312
Fiserv, Inc.*	60,125	2,544,490
Paychex, Inc.	38,275	1,333,884
		7,992,650

Services - Employment - 1.8%
Robert Half International, Inc.*	43,000	1,148,100

Telephone - 2.7%
CenturyTel, Inc.	53,600	1,758,080

Total Equity Securities (Cost $63,749,928)		61,892,325

	Principal
U.S. Government Agencies and Instrumentalities - 4.0%	Amount	Value
Federal Home Loan Bank Discount Notes, 1.43%, 1/2/02	$2,600,000	2,599,897

Total U.S. Government Agencies and Instrumentalities (Cost $2,599,897)		2,599,897

TOTAL INVESTMENTS (Cost $66,349,825) - 99.1%		64,492,222
Other assets and liabilities, net - 0.9%		597,797
Net Assets - 100%		$65,090,019

* Non-income producing.

See notes to financial statements.

Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2001
Assets
Investments in securities, at value (Cost $66,349,825) - See accompanying schedule	$64,492,222
Cash	239,834
Receivable for shares sold	410,671
Interest and dividends receivable	11,956
Other assets	993
Total assets	65,155,676

Liabilities
Payable to Calvert Asset Management Company, Inc.	42,665
Payable to Calvert Administrative Services Company	13,051
Payable to Calvert Shareholder Services, Inc.	663
Accrued expenses and other liabilities	9,278
Total liabilities	65,657
Net assets	$65,090,019

Net Assets Consist Of:
Par value and paid-in capital applicable to 2,551,269 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$69,654,787
Accumulated net realized gain (loss) on investments	(2,707,165)
Net unrealized appreciation (depreciation) on investments	(1,857,603)

Net Assets	$65,090,019
Net Asset Value per Share	$25.51

See notes to financial statements.

Mid Cap Growth Portfolio

Statement of Operations

Year Ended December 31, 2001
Net Investment Income
Investment Income:
Interest income	$101,788
Dividend income	96,817
Total investment income	198,605

Expenses:
Investment advisory fee	393,495
Transfer agency fees and expenses	67,900
Accounting fees	21,134
Directors' fees and expenses	6,293
Administrative fees	144,019
Custodian fees	26,754
Reports to shareholders	11,914
Professional fees	12,435
Miscellaneous	1,330
Total expenses	685,274
Fees paid indirectly	(19,027)
Net expenses	666,247

Net Investment Income (Loss)	(467,642)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(2,579,020)
Change in unrealized appreciation or (depreciation)	(5,433,855)

Net Realized and Unrealized Gain
(Loss) on Investments	(8,012,875)

Increase (Decrease) in Net Assets
Resulting From Operations	($8,480,517)

See notes to financial statements.

Mid Cap Growth Portfolio

Statements of Changes in Net Assets
	Year ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	($467,642)	($310,385)
Net realized gain (loss)	(2,579,020)	8,690,564
Change in unrealized appreciation or (depreciation)	(5,433,855)	(4,294,384)

Increase (Decrease) in Net Assets
Resulting From Operations	(8,480,517)	4,085,795

Distributions to shareholders from:
Net realized gain on investments	(4,201,536)	(4,820,009)
Total distributions	(4,201,536)	(4,820,009)

Capital share transactions:
Shares sold	65,276,199	43,937,767
Reinvestment of distributions	4,201,203	4,820,009
Shares redeemed	(55,732,307)	(27,972,652)
Total capital share transactions	13,745,095	20,785,124

Total Increase (Decrease) in Net Assets	1,063,042	20,050,910

Net Assets
Beginning of year	64,026,977	43,976,067
End of year	$65,090,019	$64,026,977

Capital Share Activity
Shares sold	2,314,134	1,264,805
Reinvestment of distributions	162,336	151,477
Shares redeemed	(1,988,241)	(817,548)
Total capital share activity	488,229	598,734

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolio has implemented the provisions of the Guide, as required on January 1, 2001. The implementation did not have a material impact on the Portfolios financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .65%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $6,891 for the year ended December 31, 2001. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $45,639,258 and $35,150,163, respectively. Net realized capital loss carryforward for federal income tax purposes of $2,606,376 at December 31, 2001 may be utilized to offset future capital gains until expiration in December 2009.

The cost of investments owned at December 31, 2001 for federal income tax purposes was $66,450,614. Net unrealized depreciation aggregated $1,958,392, of which $6,465,013 related to appreciated securities and $8,423,405 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $2,606,376 at December 31, 2001 may be utilized to offset future capital gains until expiration in December 2009.

The tax character of dividends and distributions paid during the years ended December 31, 2001, and December 31, 2000 were as follows:
	2001	2000
Distributions paid from:
Ordinary income	$760,484	$753,884
Long-term capital gain	3,441,052	4,066,125
Total	$4,201,536	$4,820,009

As of December 31, 2001, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$0
Undistributed long-term gain	0
Capital loss carryforward	(2,606,376)
Unrealized appreciation (depreciation)	(1,958,392)
Total	($4,564,768)

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2001 was $89,045 at a weighted average interest rate of 4.63%. The maximum amount of these borrowings outstanding during the year ended December 31, 2001 was $1,750,811 during August 2001. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2001.

Tax Information (unaudited)

The Portfolio designates $3,441,052 as capital gain dividends paid during the taxable year ended December 31, 2001.

Mid Cap Growth Portfolio

Financial Highlights
	Years Ended
	December 31,	December 31,
	2001	2000
Net asset value, beginning	$31.04	$30.03
Income from investment operations
Net investment income (loss)	(.18)	(.15)
Net realized and unrealized gain (loss)	(3.58)	3.69
Total from investment operations	(3.76)	3.54
Distributions from
Net realized gains	(1.77)	(2.53)
Total distributions	(1.77)	(2.53)
Total increase (decrease) in net asset value	(5.53)	1.01
Net asset value, ending	$25.51	$31.04

Total return	(12.20%)	11.57%
Ratios to average net assets:
Net investment income (loss)	(.77%)	(.60%)
Total expenses	1.13%	1.12%
Expenses before offsets	1.13%	1.12%
Net expenses	1.10%	1.02%
Portfolio turnover	60%	97%
Net assets, ending (in thousands)	$65,090	$64,027

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$30.43	$26.63	$24.05
Income from investment operations
Net investment income (loss)	(.21)	(.14)	(.04)
Net realized and unrealized gain (loss)	2.32	8.00	5.70
Total from investment operations	2.11	7.86	5.66
Distributions from
Net realized gains	(2.51)	(4.06)	(3.08)
Total distributions	(2.51)	(4.06)	(3.08)
Total increase (decrease) in net asset value	(.40)	3.80	2.58
Net asset value, ending	$30.03	$30.43	$26.63

Total return	6.97%	29.88%	23.53%
Ratios to average net assets:
Net investment income (loss)	(.73%)	(.60%)	(.17%)
Total expenses	1.11%	1.05%	1.04%
Expenses before offsets	1.11%	1.05%	1.04%
Net expenses	1.02%	1.00%	.96%
Portfolio turnover	101%	65%	96%
Net assets, ending (in thousands)	$43,976	$39,538	$26,117

See notes to financial statements.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
WILLIAM J. ATHERTON DOB: 01/15/39	Director and President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
ALICE G. BULLOCK DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity
CHARLES E. DIEHL DOB: 10/13/22	Director	1982	Self-employed consultant and Vice President and Treasurer Emeritus of The George Washington University. Formerly, he was a Director of Acacia Mutual Life Insurance Company.	28
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16
  AmerUs Home Equity
  AmerUs Annuity Group
  Ameritas Variable Life Insurance Co.
  Ameritas Investment Corporation
  AmerUs Group Foundation
  Bankers Life Insurance Co. of New York
  Inflective Asset Mgmt.
  AmerUs Capital Mgmt.

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
M. CHARITO KRUVANT 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Gallup, Inc. W.K. Kellogg Foundation Info USA Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 1/29/59	Officer	1988	Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999	Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

				# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
HUI PING HO, CPA DOB: 01/06/65	Officer	2000		Tax & Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	1990		Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999		Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 8/12/47	Officer	1990		Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 7/24/52	Officer	1982		Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999		Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert social International Equity Portfolio

Managed by Aberdeen Asset Management, Inc.

(formerly known as Murray Johnstone International, Ltd.)

Dear Investor:

Performance

For the year ending December 31, 2001, The CVS Social International Equity Portfolio returned -24.69%, underperforming the -21.21% return of its benchmark, the MSCI EAFE Index.

The seeds of economic turmoil were sown in the financial markets more than 12 months prior to the events of September 11th, with the bursting of the bubble in technology, media and telecommunications (TMT) stocks and the collapse in capital investment. Industry was also faced with the burden of the steady rise in the price of oil. September 11th only deepened the malaise.

The Year In Review

The collapse in growth, first evident in the US, took longer to manifest itself in Europe and the Far East. The Federal Reserve Board was proactive throughout the year easing monetary conditions as the pace of growth slowed. By December it had cut the Fed Funds rate 11 times to 1.75%. This easing was well ahead of the pace followed by central banks in other regions. As the statistics on the US economy were released, the reasons for the Fed's aggressive policy became clear. With the collapse in consumer confidence after September 11, other central banks followed, cutting rates and increasing global liquidity.

The UK economy was one of the most resilient in Europe through the year. With unemployment close to record lows, borrowing was strong, house prices remained firm, and consumer sentiment held up surprisingly well. However, manufacturing was under pressure and late in the period, a rising trend of plant closures gave cause for concern and growth estimates for 2002 were trimmed. In the Eurozone, a similar picture manifested itself as manufacturing weakened during the year but consumers continued to spend.

Despite signs of an improving economy, the Japanese market was down heavily during the year with the MSCI Japan Index dropping to its lowest level in 18 years. The concern had been that the banks would struggle to reduce their bad debts at a time when the economy was still in decline. On top of this, slower global trade eroded demand for Japan's exports.

Emerging Markets came under pressure during the year as the crisis in Argentina threatened to spread to other Latin American markets. Additional support from the IMF avoided contagion, and we sold investments in Argentina early in the year, thereby avoiding the worst of the collapse.

CVS Calvert Social

International Equity Portfolio

Comparison of change in

value of a hypothetical $10,000 investment.

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(24.69%)
Five year	1.99%
Since inception (6.30.92)	6.02%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Investment Strategy

Performance varied between investment regions and sectors. Overall, European investments slightly underperformed the Index. Within the region, we focused on the UK. Investments in companies such as GlaxoSmithKline, British Gas, Cadbury-Schweppes, and some of the domestic banks outperformed, but telecommunications stocks were weak. Results in continental Europe were mixed. The Swiss market suffered as bad debt exposure ballooned and the performance of the financial sector collapsed. Investments in the renewable energy sector were also costly. We had resisted purchases of companies such as Vestas, NEG Micon and Gamesa (all of whom manufacture equipment for wind turbines), because of their high valuations. When these valuations fell back early in 2001, we made investments in the sector. By late in the period, extreme levels of power demand (most notably in California) had eased, thus reducing valuations.

The Portfolio benefited from decisions to reduce exposure to the vulnerable European telecom operators and also to the component suppliers that were in the front line of cancelled orders. We also took profits in the German specialist insurer, Marschollek Lauten, which had a strong rise in the previous year and, once again, has halved in value this year.

In Japan, we reduced exposure to technology-based manufacturers and broadened the coverage of investments. We assessed that the key to performance in the Japanese market would be structural reform and we looked for companies demonstrating a commitment to change by focusing their operations and trimming non-core activities. The election of the reformist Prime Minister, Junichiro Koizumi, set the scene for wide-ranging changes supported by the government. Some progress was made in consolidating the banking sector, interest rates remained at zero, and liquidity flowed.

In a surprising result for the year, the investments in the Emerging Markets, including the sale of our investment in Banco Frances in Argentina (sold in January) proved to be more resilient to the volatile conditions than some investments in the developed markets.

Market Outlook for 2002

We had looked for a modest recovery in global economic activity in the latter half of 2001 and expected this to be reflected in the financial markets from the beginning of 2002.

To reinvigorate growth, there must be a restoration of consumer confidence and an easing of monetary conditions. While the return of investor confidence will take time, the response of national authorities to ease monetary conditions has been swift and coordinated. Central banks have cut interest rates and provided ample liquidity to markets, particularly in the US and Japan. Although demand remains weak, earnings are rising in areas such as Japan. And with stock prices under pressure, the situation is becoming increasingly attractive for long-term investors. There has also been a discernible turn in trends with money now flowing toward the Euro rather than the US dollar. We expect this trend to continue and to support rising returns for US investors over the coming months.

Sincerely,

Andrew Preston

Aberdeen Asset Management, Inc.

January 31, 2002

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social International Equity Portfolio, (one of the portfolios comprising Calvert Variable Series Inc., hereafter referred to as the "Fund"), as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to December 31, 2000, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social International Equity Portfolio as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

February 15, 2002

INternational Equity Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 93.1%	Shares	Value
Australia - 1.5%
QBE Insurance Group, Ltd.	42,200	$165,889

Austria - 1.1%
Mayr-Melnhof	2,600	123,033

Brazil - 4.7%
Tele Norte Leste Participacoes (ADR)	20,000	312,600
Unibanco - Uniao De Bancos Brasileiros (GDR)	10,000	223,000
		535,600

Denmark - 1.7%
TDC AS	2,582	91,974
Vestas Wind Systems	3,800	103,738
		195,712

France - 9.0%
Cap Gemini	1,294	93,415
Carrefour	2,897	150,600
Castorama Dubois	2,400	123,588
Danone	1,200	146,341
Havas Advertising	11,500	83,224
Schneider Electric	2,300	110,557
Valeo	4,099	163,463
Vivendi Environnement	4,300	143,384
Vivendi Environnement (Warrants)	4,300	1,761
		1,016,333

Germany - 1.4%
Deutsche Bank AG	2,300	162,559

Hong Kong - 3.0%
Mass Transit Railway Corp.	118,500	155,006
Swire Pacific Ltd. Series B	255,000	183,130
		338,136

India - 0.7%
Videsh Sanchar Nigam Ltd. (ADR)	8,300	79,680

Italy - 3.4%
San Paolo - IMI	13,300	142,660
Telecom Italia Mobile S.p.A.	17,000	94,881
Telecom Italia S.p.A.	16,700	142,709
		380,250

Japan - 14.7%
Benesse Corp.	5,600	145,332
Fuji Photo Film Co., Ltd.	4,000	142,890
Fujikura	36,000	135,196
Kao Corp.	6,000	124,800
NTT DoCoMo	12	141,058
Olympus Optical Co.	10,000	143,882
Ricoh Co.	7,000	130,372
Rohm Co.	1,000	129,837
Sumitomo Bakelite Co., Ltd.	22,000	134,509

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Takeda Chemical Industries, Ltd.	3,000	$135,791
Terumo Corp.	12,300	159,418
Yamanouchi Pharmaceutical Co., Ltd.	5,000	132,051
		1,655,136

Mexico - 3.2%
Grupo Industrial Durango (ADR)*	9,441	48,621
Telefonos de Mexico (ADR)	9,000	315,180
		363,801

Netherlands - 7.6%
ASM Lithography	6,300	109,467
Buhrmann	10,300	113,048
Elsevier N.V.	11,295	133,520
ING Groep N.V.	5,150	131,294
Philips Electronics N.V.	2,979	88,516
TPG N.V.	5,600	121,132
Vedior N.V. *	13,844	165,994
		862,971

Norway - 1.6%
In Focus	3,200	72,722
Tomra Systems ASA	11,766	112,724
		185,446

Singapore - 3.0%
City Developments	39,000	127,782
Overseas-Chinese Banking Corp., Ltd.	35,000	208,503
		336,285

South Korea - 1.6%
Korea Telecom (ADR)	4,530	92,095
Samsung Electronics (GDR)	1,920	82,944
		175,039

Spain - 6.4%
Corp Mapfre SA	22,700	131,544
Gas Natural SDG, S.A.	14,538	241,997
GPO Auxiliar Metal	15,590	213,712
Telefonica S.A.*	9,700	129,776
		717,029

Sweden - 3.8%
Assa Abloy Series B	9,300	134,344
Skandia Forsakring	11,000	79,977
Skandinaviska Enskilda Banken	23,200	211,958
		426,279

Switzerland - 5.5%
Credit Suisse Group	3,130	133,528
Phonak	2,900	66,401
Swiss Reinsurance	2,090	210,310
Synthes Stratec	301	209,663
		619,902

Equity Securities - Cont'd	Shares	Value
United Kingdom - 19.2%
3i Group plc	7,568	$94,565
Barclays plc	12,500	413,424
BG Group	25,176	102,482
British Telecom	10,010	36,818
Cadbury Schweppes	13,900	88,510
Carlton Communication plc	22,000	77,720
CGNU plc	12,480	153,312
Compass Group	12,400	92,840
Dixons Group plc	25,999	88,824
FirstGroup plc	30,000	128,225
GlaxoSmithKline plc	7,931	198,663
HBOS plc (Halifax & Bank of Scotland)	15,000	173,584
Innogy Holdings.	40,100	111,931
Marconi	20,000	12,139
mmO2 plc	10,010	12,588
Pearson	13,872	159,522
Vodafone Group	85,000	222,122
		2,167,269

Total Equity Securities (Cost $12,330,190)		10,506,349

TOTAL INVESTMENTS (Cost $12,330,190) - 93.1%		10,506,349
Other assets and liabilities, net - 6.9%		776,619
Net Assets - 100%		$11,282,968

* Non-income producing.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

See notes to financial statements.

International equity Portfolio

Statement of Assets and Liabilities

December 31, 2001
Assets
Investments in securities, at value (Cost $12,330,190) - See accompanying schedule	$10,506,349
Cash	779,217
Dividend reclaim receivable	11,232
Interest and dividends receivable	7,963
Other assets	230
Total assets	11,304,991

Liabilities
Payable to Calvert Asset Management Company, Inc.	12,800
Payable to Calvert Administrative Services Company	2,111
Payable to Calvert Shareholder Services, Inc.	93
Accrued expenses and other liabilities	7,019
Total liabilities	22,023
Net assets	$11,282,968

Net Assets Consist of:
Par value and paid-in capital applicable to 878,333 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$15,178,096
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,069,391)
Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in foreign currencies	(1,825,737)

Net Assets	$11,282,968

Net Asset Value per Share	$12.85

See notes to financial statements.

International Equity Portfolio

Statement of Operations

Year Ended December 31, 2001
Net Investment Income
Investment Income:
Interest income	$1,946
Dividend income (net of foreign taxes withheld of $24,564)	207,771
Total investment income	209,717

Expenses:
Investment advisory fee	96,943
Transfer agency fees and expenses	6,668
Directors' fees and expenses	1,238
Administrative fees	30,220
Accounting fees	17,604
Custodian fees	46,949
Reports to shareholders	418
Professional fees	7,437
Miscellaneous	856
Total expenses	208,333
Fees paid indirectly	(9,335)
Net expenses	198,998

Net Investment Income	10,719

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,069,392)
Foreign currency transactions	(33,482)
(2,102,874)

Change in unrealized appreciation or (depreciation):
Investments and foreign currency transactions	(1,662,063)
Assets and liabilities denominated in foreign currencies	(110)
(1,662,173)

Net Realized and Unrealized Gain (Loss)	(3,765,047)

Increase (Decrease) in Net Assets
Resulting From Operations	($3,754,328)

See notes to financial statements.

International Equity Portfolio

Statements of Changes in Net Assets
	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income	$10,719	$11,733
Net realized gain (loss)	(2,102,874)	2,665,626
Change in unrealized appreciation or (depreciation)	(1,662,173)	(6,556,224)

Increase (Decrease) in Net Assets
Resulting From Operations	(3,754,328)	(3,878,865)

Distributions to shareholders from:
Net investment income	(12,294)	-
Net realized gain on investments	(1,326,349)	(1,586,976)
Total distributions	(1,338,643)	(1,586,976)

Capital share transactions:
Shares sold	10,745,060	8,274,307
Reinvestment of distributions	1,338,644	1,586,976
Shares redeemed	(14,279,806)	(7,836,353)
Total capital share transactions	(2,196,102)	2,024,930

Total Increase (Decrease) in Net Assets	(7,289,073)	(3,440,911)

Net Assets
Beginning of year	18,572,041	22,012,952
End of year (including undistributed net investment
income of $0 and $12,294, respectively)	$11,282,968	$18,572,041

Capital Share Activity
Shares sold	657,151	364,715
Reinvestment of distributions	104,663	82,569
Shares redeemed	(842,412)	(346,345)
Total capital share activity	(80,598)	100,939

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in US dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into US dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolio has implemented the provisions of the Guide, as required on January 1, 2001. The implementation did not have a material impact on the Portfolio's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .75%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,245 for the year ended December 31, 2001. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $10,438,568 and $14,298,036, respectively. Net realized capital loss carryforward for federal income tax purposes of $2,051,407 at December 31, 2001 may be utilized to offset future capital gains until expiration in December 2009.

The cost of investments owned at December 31, 2001 for federal income tax purposes was $12,348,175. Net unrealized depreciation aggregated $1,841,826, of which $378,280 related to appreciated securities and $2,220,106 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $2,051,407 at December 31, 2001 may be utilized to offset future capital gains until expiration in December 2009.

The tax character of dividends and distributions paid during the years ended December 31, 2001, and December 31, 2000 were as follows:

2001 2000

Distributions paid from:
Ordinary income	$465,553	$653,469
Long-term capital gain	873,090	933,507
Total	$1,338,643	$1,586,976

As of December 31, 2001, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$0
Undistributed long-term gain	0
Capital loss carryforward	(2,051,407)
Unrealized appreciation (depreciation)	(1,843,721)
Total	($3,895,128)

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2001, purchases and sales transactions were $42,175 and $41,528, respectively. In addition, the Portfolio effected transactions which resulted in net realized losses on sales of securities of $22,680. These purchase and sales transactions were executed at independently derived prices pursuant to Rule 17a-7 under the Investment Company Act of 1940.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2001 was $72,844 at a weighted average interest rate of 5.99%. The maximum amount of these borrowings outstanding during the year ended December 31, 2001 was $1,872,300 during January 2001. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2001.

Tax Information (unaudited)

The Portfolio designates $873,090 as capital gain dividends paid during the taxable year ended December 31, 2001.

International Equity Portfolio

Financial Highlights
	Years Ended
	December 31,	December 31,
	2001	2000
Net asset value, beginning	$19.37	$25.66
Income from investment operations
Net investment income	.02	.01
Net realized and unrealized gain (loss)	(4.81)	(4.49)
Total from investment operations	(4.79)	(4.48)
Distributions from
Net investment income	(.02)	-
Net realized gains	(1.71)	(1.81)
Total distributions	(1.73)	(1.81)
Total increase (decrease) in net asset value	(6.52)	(6.29)
Net asset value, ending	$12.85	$19.37

Total return	(24.69%)	(17.40%)
Ratios to average net assets:
Net investment income	.08%	.06%
Total expenses	1.61%	1.53%
Expenses before offsets	1.61%	1.53%
Net expenses	1.54%	1.36%
Portfolio turnover	86%	70%
Net assets, ending (in thousands)	$11,283	$18,572

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$20.81	$19.10	$18.74
Income from investment operations
Net investment income	.01	.10	.19
Net realized and unrealized gain (loss)	6.80	3.35	2.28
Total from investment operations	6.81	3.45	2.47
Distributions from
Net investment income	(.01)	(.07)	(.20)
Net realized gains	(1.95)	(1.67)	(1.91)
Total distributions	(1.96)	(1.74)	(2.11)
Total increase (decrease) in net asset value	4.85	1.71	.36
Net asset value, ending	$25.66	$20.81	$19.10

Total return	32.78%	18.09%	13.23%
Ratios to average net assets:
Net investment income	.06%	.49%	.85%
Total expenses	1.62%	1.80%	1.73%
Expenses before offsets	1.60%	1.65%	1.56%
Net expenses	1.50%	1.56%	1.17%
Portfolio turnover	59%	92%	35%
Net assets, ending (in thousands)	$22,013	$17,109	$14,450

See notes to financial statements.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
WILLIAM J. ATHERTON DOB: 01/15/39	Director and President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
ALICE G. BULLOCK DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity
CHARLES E. DIEHL DOB: 10/13/22	Director	1982	Self-employed consultant and Vice President and Treasurer Emeritus of The George Washington University. Formerly, he was a Director of Acacia Mutual Life Insurance Company.	28
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16
  AmerUs Home Equity
  AmerUs Annuity Group
  Ameritas Variable Life Insurance Co.
  Ameritas Investment Corporation
  AmerUs Group Foundation
  Bankers Life Insurance Co. of New York
  Inflective Asset Mgmt.
  AmerUs Capital Mgmt.

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
M. CHARITO KRUVANT 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Gallup, Inc. W.K. Kellogg Foundation Info USA Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 1/29/59	Officer	1988	Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999	Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

				# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
HUI PING HO, CPA DOB: 01/06/65	Officer	2000		Tax & Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	1990		Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999		Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 8/12/47	Officer	1990		Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 7/24/52	Officer	1982		Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999		Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Dear Investor:

Economic weakness and poor earnings reports in 2001 inevitably broke the stock market's string of +20% yearly gains in the equity market. Also, despite an impressive rally in the bond market during the first half of the year, a weakening economy led to an overall poor performance from corporate bonds.

The Fund posted a return of -6.98% for the 12 months ended December 31, 2001, underperforming the Lipper Variable Annuity Balanced Funds Average which returned -2.87%. This compares to a return of -11.88% for the S&P 500 Index and 8.44% for the Lehman Aggregate Bond Index for the same period.

Calvert Asset Management Company's Perspective On The Bond Market

The first half of 2001 was very strong for bond returns when a sizable rally in bond spreads occurred. The second half of the year was characterized by continual weakness particularly after the September 11th tragedies. Many sectors suffered - including insurance and travel to which the Fund was exposed.

NCM Capital Management's Perspective On The Stock Market

Successful investing in 2001, depended upon investments in stocks with low price, low PE to growth, smaller sized companies, low price to book value, and low price to sales ratios. None of these approaches favored growth investors, like ourselves, in 2001.

The Technology area was the major cause of weakness for the year. Utilities and Healthcare sectors, too, showed declines of -30.2% and -12.0%, respectively. Still, the year ended on an encouraging note with signs of a rally following the reopening of the market on September 17, 2001. Even more encouraging was the stronger performance of growth stock investing versus the value style as investors conceded to the reality of recession and focused upon the potential for an economic recovery sometime in 2002. The rally has been led by strong performance from the Technology Sector, + 34% and Consumer Discretionary, +24% in the fourth quarter.

Fourth quarter performance in the accounts were led by Consumer Discretionary stocks such as retailers - Best Buy, Dollar Tree, Home Depot, and Target. Other major positive contributors included homebuilder Toll Brothers, Hispanic Broadcasting, and motor cycle producer Harley-Davidson. Tech issues Intel, Cisco, and Dell all showed 40% + gains in the fourth quarter.

CVS Calvert Social Balanced Portfolio

Comparison of change in

value of a hypothetical $10,000 investment.

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(6.98%)
Five year	7.15%
Ten year	8.79%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New subadvisors assumed management of the Portfolio effective February 1995.

Outlook

For the bond market, we expect the credit markets to continue to be soft and subject to exceeding volatility. We will continue to be defensive and maintain a high average credit rating.

As to stocks, we believe the stock market is fulfilling its role as a lead indicator of economic recovery -- which many economists expect to occur by midyear 2002. The eleven interest rate cuts implemented by the Federal Reserve Board and fiscal stimulus through government spending and tax cuts combined with sharp declines in year-over-year energy prices. We also expect to see an extended period of stable rates for much of next year. All of this should provide a good environment for stock market investors and especially for the growth style. We expected that value investors will no longer have the favorable winds of interest rate declines at their backs and more economically sensitive and cyclical industries will be favored as we watch for GDP growth to turn into the positive in 2002.

Sincerely,

John Nichols

Vice President of Equities

Calvert Asset Management Company

January 31, 2002

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social Balanced Portfolio, (one of the portfolios comprising The Calvert Variable Series, Inc., hereafter referred to as the "Fund"), as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to December 31, 2000, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Balanced Portfolio as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

February 15, 2002

Balanced Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 54.0%	Shares	Value
Banks - Major Regional - 2.6%
Fifth Third Bancorp.	116,200	$7,126,546
Wells Fargo & Co.	44,800	1,946,560
		9,073,106

Banks - Money Center - 1.2%
Bank of America Corp.	68,100	4,286,895

Biotechnology - 1.5%
Amgen, Inc.*	59,800	3,375,112
Medimmune, Inc.*	45,800	2,122,830
		5,497,942

Broadcast - TV, Radio, Cable - 1.2%
Comcast Corp.*	59,200	2,131,200
Hispanic Broadcasting Corp.*	79,700	2,032,350
		4,163,550

Chemicals - 0.7%
Praxair, Inc.	41,900	2,314,975

Communications Equipment - 0.7%
Covad Communications Group, Inc.*	26,924	77,002
Nokia OYJ	100,000	2,453,000
		2,530,002

Computer Hardware - 3.0%
Dell Computer Corp.*	119,200	3,239,856
International Business Machines Corp.	34,000	4,112,640
Juniper Networks, Inc.*	61,800	1,171,110
Sun Microsystems, Inc.*	174,500	2,146,350
		10,669,956

Computers - Networking - 1.9%
Cisco Systems, Inc.*	375,500	6,800,305

Computers - Peripherals - 0.3%
EMC Corp.*	83,050	1,116,192

Computers - Software & Services - 5.1%
Citrix Systems, Inc.*	65,300	1,479,698
Compuware Corp.*	172,800	2,037,312
Microsoft Corp.*	137,980	9,141,175
Oracle Corp.*	263,200	3,634,792
Siebel Systems, Inc.*	61,800	1,729,164
		18,022,141

Consumer Finance - 0.6%
MBNA Corp.	61,200	2,154,240

Distributors - Food & Health - 0.8%
Cardinal Health, Inc.	43,675	2,824,026

Electrical Equipment - 0.3%
Solectron Corp.*	103,000	1,161,840

Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors - 4.8%
Altera Corp.*	135,750	$2,880,615
Applied Materials, Inc.*	68,200	2,734,820
Intel Corp.	241,500	7,595,175
Linear Technology Corp.	98,900	3,861,056
		17,071,666

Entertainment - 0.9%
AOL Time Warner, Inc.*	100,700	3,232,470

Financial - Diversified - 3.0%
Fannie Mae	52,900	4,205,550
Freddie Mac	51,100	3,341,940
State Street Corp.	58,100	3,035,725
		10,583,215

Footwear - 0.4%
Reebok International, Ltd.*	47,400	1,256,100

Healthcare - Diversified - 1.2%
Johnson & Johnson	72,800	4,302,480

Healthcare - Drugs - 2.8%
Biovail Corp.*	37,500	2,109,375
Forest Laboratories, Inc.*	24,000	1,966,800
Pfizer, Inc.	143,600	5,722,460
		9,798,635

Healthcare - Medical Products and Supplies - 1.3%
Guidant Corp.*	46,850	2,333,130
Medtronic, Inc.	45,600	2,335,176
		4,668,306

Homebuilding - 0.5%
Toll Brothers, Inc.*	38,100	1,672,590

Household Products - Non-Durable - 0.6%
Colgate-Palmolive Co.	34,700	2,003,925

Insurance - Property & Casualty - 1.1%
American International Group, Inc.	49,606	3,938,716

Insurance Brokers - 0.9%
Marsh & McLennan Co.'s	31,000	3,330,950

Investment Banking / Brokerage - 0.9%
Charles Schwab Corp.	208,900	3,231,683

Investment Management - 0.9%
Stilwell Financial, Inc.	120,600	3,282,732

Leisure Time - Products - 0.5%
Harley-Davidson, Inc.	32,200	1,748,782

Manufacturing - Diversified - 0.6%
Illinois Tool Works, Inc.	30,000	2,031,600

Office Equipment & Supplies - 1.1%
Pitney Bowes, Inc.	103,800	3,903,918

Equity Securities - Cont'd	Shares	Value
Retail - 5.6%
Best Buy Co., Inc.*	48,800	$3,634,624
Dollar Tree Stores, Inc.*	71,300	2,203,883
Home Depot, Inc.	116,110	5,922,771
J.C. Penney Co., Inc.	77,000	2,071,300
Staples, Inc.*	119,700	2,238,390
Target Corp.	91,900	3,772,495
		19,843,463

Services - 4.7%
Apollo Group, Inc.*	39,900	1,795,899
Concord EFS, Inc.*	121,000	3,966,380
First Data Corp.	71,300	5,593,485
Omnicom Group, Inc.	39,000	3,484,650
Paychex, Inc.	53,600	1,867,960
		16,708,374

Telecommunications - 0.6%
Time Warner Telecom, Inc.*	55,200	976,488
Vodafone Group plc (ADR)	38,600	991,248
		1,967,736

Telephone - 1.7%
Alltel Corp.	51,300	3,166,749
Bellsouth Corp.	70,900	2,704,835
		5,871,584

Total Equity Securities (Cost $183,143,423)		191,064,095

	Principal
Corporate Obligations - 28.5%	Amount
AT&T Canada, Inc., 7.65%, 9/15/06	$5,250,000	3,333,750
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	4,000,000	2,567,240
BCI U.S. Funding Trust, 8.01%, 12/29/49	3,000,000	3,075,132
Bombardier Capital Mortgage Securitization Corp., 8.29%, 6/15/30	4,000,000	4,147,500
Conseco Financing Trust II, 8.70%, 11/15/26	2,000,000	440,000
Conseco Financing Trust III, 8.796%, 4/1/27	2,000,000	440,000
Conseco, Inc., 8.75%, 2/9/04	4,250,000	1,997,500
Continental Airlines, Inc.:
7.461%, 4/1/15	2,438,620	2,162,544
8.048%, 11/1/20	2,627,827	2,442,960
7.707%, 4/2/21	443,845	408,963
Delta Air Lines, Inc., 6.619%, 3/18/11	2,000,000	1,973,300
Dime Bancorp., Inc., 9.00%, 12/19/02	5,000,000	5,246,950
FedEx Corp., 7.02%, 1/15/16	1,245,012	1,188,849
Fidelity National Financial, Inc., 7.30%, 8/15/11	1,000,000	997,580
Finova Group, Inc., 7.50%, 11/15/09 #	2,900,000	1,218,000
First Republic Bank, 7.75%, 9/15/12	500,000	463,855
Greenpoint Bank, 9.25%, 10/1/10	2,500,000	2,679,650
Health Care Services Corp., 7.75%, 6/15/11	2,000,000	2,042,220
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	2,437,500
Interpool, Inc.:
7.20%, 8/1/07	2,000,000	1,840,000
7.35%, 8/1/07	1,500,000	1,380,000
JET Equipment Trust, 9.71%, 2/15/15	2,000,000	1,727,320
LCOR Alexandria LLC, 6.625%, 9/15/19	6,000,000	6,064,920
Liberty Mutual Insurance Co., 7.697%, 10/15/97	7,000,000	5,487,440
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37	3,000,000	2,515,800

	Principal
Corporate Obligations - Cont'd	Amount	Value
Markel Capital Trust I, 8.71%, 1/1/46	$1,000,000	$784,690
Markel Corp., 7.25%,11/1/03	1,000,000	1,000,320
MCN Investment Corp., 6.35%, 4/2/12	1,000,000	1,005,180
Prime Property Funding II, Inc., 6.80%, 8/15/02	4,000,000	4,076,360
Qwest Capital Funding, Inc., 6.125%, 7/15/02	5,160,000	5,203,654
Reinsurance Group of America, Inc., 6.75%, 12/15/11	2,000,000	2,002,240
RenaissanceRe Holdings Ltd., 7.00%, 7/15/08	3,000,000	3,028,449
Riggs Capital Trust, 8.625%, 12/31/26	3,000,000	2,374,740
Riggs Capital Trust II, 8.875%, 3/15/27	1,500,000	1,217,385
Sabre Holdings Corp., 7.35%, 8/1/11	2,000,000	1,877,980
Southwest Airlines Co., 5.10%, 5/1/06	2,000,000	1,981,580
Sovereign Bancorp, Inc., 12.18%, 6/30/20	3,972,584	4,803,992
Toll Road Investment Partnership II Zero Coupon Bonds:
2/15/10	6,000,000	3,543,258
2/15/13	5,000,000	2,331,945
2/15/14	4,000,000	1,721,556
United Airlines, Class A, 6.201%, 9/1/08	3,000,000	2,552,873
XL America, 6.58%, 4/12/11	1,250,000	1,240,625
Zurich Capital Trust I, 8.376%, 6/1/37	2,000,000	1,957,660

Total Corporate Obligations (Cost $107,509,284)		100,983,460

Mortgage Securities - 1.1%
Fannie Mae, 6.00%, 6/1/31	3,946,761	3,865,379

Total Mortgage Securities (Cost $3,836,843)		3,865,379

U.S. Government Agency Obligations - 12.1%
Fannie Mae:
4.75%, 1/2/07	8,000,000	7,908,160
5.00%, 1/15/07	2,000,000	2,006,740
6.25%, 2/1/11	2,000,000	2,033,820
Federal Home Loan Bank Discount Notes, 1.43%, 1/2/02	28,600,000	28,598,864
Freddie Mac, 5.875%, 3/21/11	1,000,000	990,110
Kingdom of Jordan, Guaranteed by the U.S. Agency for International Development, 8.75%, 9/1/19	1,177,799	1,377,342

Total U.S. Government Agency Obligations (Cost $43,006,904)		42,915,036

Municipal Obligations - 0.9%
Maryland State Economic Development Corp. Authority Revenue Bond, 8.625%, 10/1/19	750,000	726,990
Lower Colorado River Authority Revenue Bond, 6.25%, 5/15/32	2,500,000	2,304,400

Total Municipal Obligations (Cost $3,216,803)		3,031,390

	Principal
U.S. Treasury - 2.0%	Amount	Value
U.S. Treasury Bonds:
5.00%, 8/15/11	$5,700,000	$5,685,066
5.375%, 2/15/31	1,500,000	1,477,965

Total U.S. Treasury (Cost $7,107,561)		7,163,031

TOTAL INVESTMENTS (Cost $347,820,818) - 98.6%		349,022,391
Other assets and liabilities, net - 1.4%		5,108,289
Net Assets - 100%		$354,130,680

# The Finova Group, Inc. including Finova Capital Corporation, voluntarily filed to reorganize their debt under Chapter 11 of the U.S. Bankruptcy Code on March 7, 2001. As a part of the approved "Plan of Reorganization", $900,000 par of these Senior Secured Notes were issued to the Portfolio, representing 30% of the original debt. The remaining 70% of the original debt was settled in cash. The Advisor made additional purchases of this security that were not part of the Plan of Reorganization.

* Non-income producing.

Abbreviations:

ADR: American Depository Receipts

LLC: Limited Liability Corporation

See notes to financial statements.

Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2001
Assets
Investments in securities, at value (Cost $347,820,818) - See accompanying schedule	$349,022,391
Cash	155,263
Receivable for securities sold	2,471,703
Interest and dividends receivable	2,788,523
Other assets	5,846
Total assets	354,443,726

Liabilities
Payable to Calvert Asset Management Company, Inc.	176,415
Payable to Calvert Administrative Services Company	82,009
Payable to Calvert Shareholder Services, Inc.	3,882
Accrued expenses and other liabilities	50,740
Total liabilities	313,046
Net assets	$354,130,680

Net Assets Consist Of:
Par value and paid-in capital applicable to 201,292,941 shares of common
stock outstanding; $0.01 par value 1,000,000,000 shares authorized	$370,740,454
Undistributed net investment income	2,722,765
Accumulated net realized gain (loss) on investments and foreign currency transactions	(20,534,112)
Net unrealized appreciation (depreciation)	1,201,573

Net Assets	$354,130,680

Net Asset Value per Share	$1.759

See notes to financial statements.

Balanced Portfolio

Statement of Operations

Year Ended December 31, 2001

Net Investment Income
Investment Income:
Interest income	$12,094,687
Dividend income	1,431,444
Total investment income	13,526,131

Expenses:
Investment advisory fee	1,485,407
Transfer agency fees and expenses	361,421
Directors' fees and expenses	35,011
Administrative fees	961,146
Accounting fees	58,171
Custodian fees	76,247
Reports to shareholders	41,727
Professional fees	44,032
Miscellaneous	7,080
Total expenses	3,070,242
Fees paid indirectly	(42,143)
Net expenses	3,028,099

Net Investment Income	10,498,032

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(19,923,533)
Foreign currency transactions	(4,151)
(19,927,684)

Change in unrealized appreciation or (depreciation):
Investments	(16,221,522)
Assets and liabilities denominated in foreign currencies	2,639
(16,218,883)

Net Realized and Unrealized Gain (Loss)	(36,146,567)

Increase (Decrease) in Net Assets
Resulting From Operations	($25,648,535)

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets
	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income	$10,498,032	$11,065,407
Net realized gain (loss)	(19,927,684)	12,591,241
Change in unrealized appreciation or (depreciation)	(16,218,883)	(35,304,900)

Increase (Decrease) in Net Assets
Resulting From Operations	(25,648,535)	(11,648,252)

Distributions to shareholders from:
Net investment income	(13,356,321)	(6,185,846)
Net realized gain on investments	(6,508,501)	(10,920,732)
Total distributions	(19,864,822)	(17,106,578)

Capital share transactions:
Shares sold	60,838,508	51,874,708
Reinvestment of distributions	19,864,822	17,106,577
Shares redeemed	(41,394,364)	(29,204,826)
Total capital share transactions	39,308,966	39,776,459

Total Increase (Decrease) in Net Assets	(6,204,391)	11,021,629

Net Assets
Beginning of year	360,335,071	349,313,442
End of year (including undistributed net investment
income of $2,722,765 and $5,605,388, respectively)	$354,130,680	$360,335,071

Capital Share Activity
Shares sold	31,943,150	23,810,410
Reinvestment of distributions	11,235,759	8,476,996
Shares redeemed	(21,793,942)	(13,465,174)
Total capital share activity	21,384,967	18,822,232

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolio has implemented the provisions of the Guide, as required on January 1, 2001. The implementation did not have a material impact on the Portfolio's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .425%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $42,558 for the year ended December 31, 2001. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $2,385,208,415 and $2,348,609,568, respectively. U.S. government security purchases were $5,193,295,344 and sales were $3,601,021,094. The cost of investments owned at December 31, 2001 for federal income tax purposes was $349,513,447. Net unrealized depreciation aggregated $491,056, of which $22,602,165 related to appreciated securities and $23,093,221 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $18,841,483 at December 31, 2001 may be utilized to offset future capital gains until expiration in December 2009.

The tax character of dividends and distributions paid during the years ended December 31, 2001, and December 31, 2000 were as follows:
	2001	2000
Distributions paid from:
Ordinary income	$13,356,321	$6,863,626
Long-term capital gain	6,508,501	10,242,952
Total	$19,864,822	$17,106,578

As of December 31, 2001, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$2,722,765
Undistributed long-term gain	0
Capital loss carryforward	(18,841,483)
Unrealized appreciation (depreciation)	(491,056)
Total	($16,609,774)

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2001, purchase and sales transactions were $65,756,563 and $94,767,103, respectively.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2001 was $464,007 at a weighted average interest rate of 3.47%. The maximum amount of these borrowings outstanding during the year ended December 31, 2001 was $13,620,152 during December 2001. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2001.

Tax Information (unaudited)

The Portfolio designates $6,508,501 as capital gain dividends paid during the taxable year ended December 31, 2001.

For corporate shareholders, a total of 9.96% of the ordinary dividends paid during the taxable year ended December 31, 2001 qualify for the dividends received deduction.

Balanced Portfolio

Financial Highlights
	Years Ended
	December 31,	December 31,
	2001	2000
Net asset value, beginning	$2.003	$2.168
Income from investment operations
Net investment income	.053	.060
Net realized and unrealized gain (loss)	(.192)	(.125)
Total from investment operations	(.139)	(.065)
Distributions from
Net investment income	(.070)	(.036)
Net realized gains	(.035)	(.064)
Total distributions	(.105)	(.100)
Total increase (decrease) in net asset value	(.244)	(.165)
Net asset value, ending	$1.759	$2.003

Total return	(6.98%)	(3.04%)
Ratios to average net assets:
Net investment income	3.00%	3.09%
Total expenses	.88%	.88%
Expenses before offsets	.88%	.88%
Net expenses	.87%	.86%
Portfolio turnover	751%	762%
Net assets, ending (in thousands)	$354,131	$360,335

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$2.138	$1.982	$1.774
Income from investment operations
Net investment income	.051	.052	.047
Net realized and unrealized gain (loss)	.208	.271	.309
Total from investment operations	.259	.323	.356
Distributions from
Net investment income	(.052)	(0.52)	(.047)
Net realized gains	(.177)	(.115)	(.101)
Total distributions	(.229)	(.167)	(.148)
Total increase (decrease) in net asset value	.030	.156	.208
Net asset value, ending	$2.168	$2.138	$1.982

Total return	12.12%	16.33%	20.08%
Ratios to average net assets:
Net investment income	2.35%	2.66%	2.66%
Total expenses	.89%	.87%	.80%
Expenses before offsets	.89%	.87%	.80%
Net expenses	.86%	.85%	.77%
Portfolio turnover	619%	539%	905%
Net assets, ending (in thousands)	$349,313	$303,954	$227,834

See notes to financial statements.

Director and Officer Information Table

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
WILLIAM J. ATHERTON DOB: 01/15/39	Director and President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
ALICE G. BULLOCK DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity
CHARLES E. DIEHL DOB: 10/13/22	Director	1982	Self-employed consultant and Vice President and Treasurer Emeritus of The George Washington University. Formerly, he was a Director of Acacia Mutual Life Insurance Company.	28
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16
  AmerUs Home Equity
  AmerUs Annuity Group
  Ameritas Variable Life Insurance Co.
  Ameritas Investment Corporation
  AmerUs Group Foundation
  Bankers Life Insurance Co. of New York
  Inflective Asset Mgmt.
  AmerUs Capital Mgmt.

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
M. CHARITO KRUVANT 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Gallup, Inc. W.K. Kellogg Foundation Info USA Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 1/29/59	Officer	1988	Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999	Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

				# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
HUI PING HO, CPA DOB: 01/06/65	Officer	2000		Tax & Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	1990		Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999		Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 8/12/47	Officer	1990		Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 7/24/52	Officer	1982		Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999		Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Ameritas

Portfolios

Funds within Calvert Variable Series, Inc.

Annual Report

December 31, 2001

Ameritas Portfolios

Funds within Calvert Variable Series, Inc.

Annual Report, December 31, 2001

Table Of Contents
1	Portfolio Manager Remarks
20	Report of Independent Public Accountants
21	Schedules of Investments
74	Notes to Schedules of Investments
75	Statements of Assets and Liabilities
79	Statements of Operations
83	Statements of Changes in Net Assets
94	Notes to Financial Statements
100	Financial Highlights
106	Director and Officer Information Table

Ameritas Growth Portfolio

Ameritas MidCap Growth Portfolio

Ameritas Income & Growth Portfolio

Portfolios within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Portfolio Objective & Investment Style

Ameritas Growth

The Portfolio seeks long-term capital appreciation by focusing on companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of large companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

Ameritas MidCap Growth

The Portfolio seeks long-term capital appreciation investing in midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of companies listed on U.S. exchanges or in the U.S. over-the-counter market and having a market capitalization within the range of companies in the S&P MidCap 400 Index.

Ameritas Income & Growth

The Portfolio primarily seeks to provide a high level of dividend income. Its secondary goal is to provide capital appreciation. Under normal circumstances, the Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the portfolio manager believes also offer opportunities for capital appreciation.

Markets & Investment Climate

2001 was the second consecutive extraordinarily difficult year for equity markets. After the market began the year strongly during January, subsequent months proved to be a disaster for equity prices. After bottoming in early April, the market bounced off this low over the following two weeks, but then continued to drop throughout the middle part of the year. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. All throughout, the Fed was continually slashing interest rates in an attempt to stimulate the slowing economy.

On Tuesday, September the 11th, the horrific terrorist attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as global markets. When markets re-opened on September 17th a widespread sell-off took place despite an emergency 50 basis point rate cut by the Fed. The NASDAQ bottomed on Friday,

September 21st at 1,387, as compared to the high of 5,133 set just 18 months earlier.

However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. Three more rate cuts before year-end helped fuel the market. The NASDAQ closed the year 40.6% above its September 21st low, and equity markets headed towards the New Year with strong momentum.

Investment Strategy

Throughout the year, the management of the Portfolios remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Unfortunately, management's growth stock philosophy was a detriment during a period in which value severely outperformed growth. Furthermore, management does not make widespread attempts at timing market movements. Therefore, the Portfolios were close to fully invested throughout the difficult twelve-month period.

Performance

Ameritas Growth

For the year ended December 31, 2001, the Portfolio returned -12.11%, just missing the S&P 500 Index return of -11.88%, but beating both the Russell 1000 Growth Index, which returned -20.42%, and the Lipper Large-Cap Growth Fund Index, which returned -23.87%. The Portfolio's performance can be attributed to an underweighting in poor performing technology stocks and strong security selection in the health care and consumer discretionary sectors. The Portfolio succeeded in limiting its losses during 2001 through strong security selection and maintaining a less aggressive approach than many of its growth fund counterparts. Throughout most of the year we considered the near-term prospects for technology stocks to be relatively weak, and the resulting under-allocation in the technology sector was an important positive factor for the Portfolio.

Ameritas MidCap Growth

For the year ended December 31, 2001, the Portfolio returned -7.37%, missing the S&P MidCap 400 Index return of -0.60%, but beating both the Russell MidCap Growth Index, which returned -20.16%, and the Lipper Mid-Cap Growth Fund Index, which returned -21.07%. The Portfolio benefited from strong security selection in the health care and utilities sectors but was hurt by poor performing financial stocks. The Portfolio succeeded in limiting its losses during 2001 through strong security selection and maintaining a less aggressive approach than many of its growth fund counterparts. Throughout most of the year we considered the near-term prospects for technology stocks to be relatively weak, and the resulting under-allocation in the technology sector was an important positive factor for the Portfolio.

Ameritas Income & Growth

For the year ended December 31, 2001, the Portfolio returned -15.38%, missing the S&P 500 Index return of -11.88%, but beating both the Russell 1000 Growth Index, which returned -20.42%, and the Lipper Large-Cap Growth Fund Index, which returned -23.87%. The Portfolio benefited from strong security selection in the health care and consumer discretionary sectors but was hurt by poor performing financial stocks. The Portfolio succeeded in limiting its losses during 2001 through strong security selection and maintaining a less aggressive approach than many of its growth fund counterparts. Throughout most of the year we considered the near-term prospects for technology stocks to be relatively weak, and the resulting under-allocation in the technology sector was an important positive factor for the Portfolio.

Outlook

There is an emerging consensus among leading economists that 2002 will see an end to this brief recession and a resumption of steady growth. At Alger, we expect that the threat of terrorism will be turned back, that the Euro will trigger growth in the EU, and that the further integration of China and Russia into the international system will have a dramatic and positive effect on the world economy. The next months will remain bumpy, but after that, we believe the sky is the limit.

Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently. The Portfolio is currently well diversified, with a moderate technology sector weighting. Should market conditions remain favorable, we expect that the Portfolio should recoup most of the losses experienced over the past two years.

Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(12.11%)
Since inception (11.1.99)	(6.67%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Midcap Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(7.37%)
Since inception (11.1.99)	11.77%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Income & Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(15.38%)
Since inception (11.1.99)	4.48%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Small Capitalization Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by John McStay Investment Counsel

Effective November 1, 2001, Ameritas Investment Corp. (AIC) appointed John McStay Investment Counsel, manager of Brazos Mutual Funds, as the subadvisor to the Ameritas Small Capitalization Portfolio, replacing Fred Alger Management, Inc. After an extensive review of available options, McStay was recommended by Morningstar Associates, LLC, and selected because of McStay's performance, investment experience, team approach to portfolio management, and focus on risk control. Ongoing monitoring of investment options and managers is a key component of AIC's relationship with Morningstar.

Located in Dallas, Texas, McStay has approximately $5.6 billion in assets under management. The firm performs management services for pension, profit-sharing, and other employee benefits plans.

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of small capitalization companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a small capitalization company to have a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

Markets & Investment Climate

In 2001 the overwhelming event, of course, was the destruction of the World Trade Center and all that supervened because of it. Yet, 2001 had other less nefarious, if not far more trivial, claims to fame: the first back-to-back loss for the S&P 500 since the great Bear Market of 1973-74 among them!

The markets during the second half of 2001 can be characterized as a continuation of the volatile, uncertain nature of the first half. With the economy faltering, the events of September 11th shocked the nation and the economy to a degree that no one could have contemplated. The resulting blow to the economy and confidence shook the very foundation of our free enterprise system, but the resiliency of our nation and our mighty economy emerged from the tragedy unified, strengthened, and poised for recovery.

For smaller capitalization stocks, the world was not complicated, albeit most volatile at times. Performance was divided nearly to perfection amid the volatile and too familiar events of the year. The Russell 2000 simply was split down the middle - the Value component gained 14% while the Growth component lost 9%.

Smaller caps historically outperform during recoveries, and growth outperforms value meaningfully. A recent example was October 1990, which marked a bottom for stocks in a market coping with both recession pressures and a military conflict in the Middle East. The current period resembles the Gulf War period on many fronts. From the October 1990 Recession/Gulf War trough through year-end 1993, smaller stocks more than doubled in value and contemporaneously outperformed larger stocks by almost two-to-one. We continue to see this as the most likely outcome from recent events, with increased conviction and three months of hindsight.

Investment Strategy

The Portfolio seeks to invest in quality smaller capitalization growth companies which exhibit repeatable, proven business models and seasoned management teams. Portfolio Management is team-based with nine seasoned portfolio managers selecting stocks in 10-12 industries. Each portfolio manager has extensive experience selecting stocks in their industry expertise and the team, in aggregate, has over two decades of portfolio management experience.

Despite the tough economic times, we remain steadfast in our disciplines of identifying superior growth companies that are attractively valued. We will avoid the investment trap of chasing stocks that are bouncing on false hopes. This temptation can create serious damage to performance. Our team of portfolio managers is dedicated to rigorously implementing our investment process and philosophy.

Performance

The Portfolio returned -27.26% for the year ending December 31, 2001 compared to the Portfolio's benchmark, the Russell 2000 Growth, which returned -9.23% for the year. October 31, 2001 year-to-date performance for the Portfolio was -36.29%, and November and December returned +6.25% and +7.46%, respectively.

Outlook

While the headlines of the U.S. economy being in a recession and of large corporate layoffs are dire, the market continues its constructive bottoming process. We remain optimistic because, as we have expressed many times, good companies persevere through the bad times and typically are among the first stocks to recover. Additionally, smaller cap growth stocks historically begin extended periods of outperformance as the economy emerges from recession. These stocks are perceived to be early beneficiaries of improving profit conditions. Fundamentally, smaller companies are more nimble than their larger counterparts and are able to adjust to changing economic conditions faster. As a result, their earnings tend to recover and accelerate more rapidly coming out of economic downturns.

We never stray from our strategy of searching out great small growth companies that will capture the attention of other investors over time as they grow. We believe the events of the past year overly influenced the short-term direction and volatility of many good companies' stocks - and far less so - their fundamentals. The macro environment appeared overwhelming at times in 2001. In the end, fundamentals, particularly earnings, drive stocks. We see a far more constructive investment environment ahead for smaller capitalization stocks as we enter what we expect to be a less tumultuous time.

Small Capitalization Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(27.26%)
Since inception (11.1.99)	(16.45%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective November 2001.

Ameritas Emerging Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks long-term growth of capital by investing primarily in common stocks and related securities such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

Emerging growth companies are companies which we believe are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. The Portfolio's investments may include securities traded in the over-the-counter markets.

Performance

For the 12 months ended December 31, 2001, the portfolio provided a total return of -35.65%. These returns, which include the reinvestment of any distributions, compare to a return of -19.63% over the same period for the Portfolio's benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

We believe our underperformance over the period was primarily a result of our holdings in technology, which was the worst performing sector in a difficult market environment. Even outside technology, the market was particularly brutal for aggressive growth investors across all sectors. We remained true to our mandate - which is to be an aggressive growth fund - at a time when our style was out of favor. And although that hurt performance over the period, our experience has been that the best long-term returns come from staying true to one's style across market cycles.

Investment Strategy & Outlook

One view of what happened in the market is that technology was a massive bubble in 1999 and 2000 that burst. We think, however, the reality is that technology companies have been growing their earnings at a much faster rate than the overall market for years, so this was not a two-year phenomenon. More importantly, we think that outperformance by technology companies is likely to resume after this downturn. Our analysts and portfolio managers talk to CEOs in almost every conceivable industry daily, and a common theme we hear is that companies that are successful within their given industry, whether it's retail or health care or financial services or whatever, are those that are leveraging technology better than their competitors.

Emerging Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(35.65%)
Since inception (11.1.99)	(11.96%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

And whereas, four or five years ago, major corporations looked at technology investing as a way to save costs and improve productivity, it's altogether different now. CEOs today tell us they view technology as an absolute necessity for growing their businesses and staying competitive - as a driver of earnings, not just as a nice way to save money. Technology has remained the largest weighting in the fund because we're long-term investors, and we think the corporate appetite for technology has not been diminished, only temporarily put on hold. We would suggest that the market rally we witnessed at the end of the period seemed to support our view, as the technology sector enjoyed some of the strongest gains.

That being said, our approach toward technology has changed over the period. A year or two ago, the companies that were growing faster and were doing better as investments were some of the smaller, newer companies that had niche products. Large corporations were willing to take piece A from company A and piece B from company B to create their own customized solutions.

Today, customers tell us they are less willing to spend the time and money to integrate niche products. We believe a company such as Microsoft is better positioned because they offer a full product set that's more of a turnkey solution - pull it out of the box, and plug it in. So, to a large degree, we've repositioned our technology holdings into companies we view as having established customer bases, established brands, and a comprehensive set of products.

Another area in which we found opportunity was health care. Our research uncovered a number of smaller, specialty pharmaceutical companies that we believe have attractive product pipelines or have gotten products approved or launched that we're excited about.

Biovail Corp., for example, is a Canadian pharmaceutical company that we believe is well-positioned in the generic drug market. There's an unusually large number of blockbuster drugs whose patents are expiring, and that creates opportunities for generic companies to offer these drugs at lower prices. Biovail also has a branded pipeline of its own, developing niche pharmaceutical products, and we believe the company has done a good job of executing its business plan.

We have also invested in medical lab companies to participate in a trend by hospitals and doctors to outsource tests to companies that can offer economies of scale. Our research indicated the industry has consolidated down to two main players, Laboratory Corp of America and Quest Diagnostics; both stocks were in the portfolio at the end of the period.

Advertising-sensitive media firms and business services companies were two other large concentrations in the portfolio. Advertising has historically been one of the first expenses that corporations cut in a slowing economy, and that is exactly what happened in 2001. This hurt the stocks of media firms, including companies that we view as industry leaders, such as Viacom, owner of CBS and other television and radio networks, and Fox Entertainment Group, which markets film and television programming. We used the downturn to buy these stocks opportunistically at what we felt were attractive prices. Our expectation is that advertising spending will rebound in a recovering economy and the market will favor these industry leaders, some of which have been gaining market share in the downturn.

In the business services area, we have invested in a number of transaction processors. These are firms that offer outsourced services to other companies, such as payroll processor Automatic Data Processing and credit card processor Concord EFS. In part because they offer services that help cut costs for their clients, these firms have performed relatively well in the economic downturn.

Looking at the broader perspective of the overall market, our view is that the events of September 11 pushed out, by perhaps a quarter or two, the economic rebound we had hoped to see in late 2001 or the first half of 2002. In the aftermath of the terrorist attacks, a lot of corporate budgets were frozen and a lot of planned spending was canceled or postponed.

Of course, the human dimensions of September 11 have rightfully overshadowed any economic considerations. But from a market perspective, we think investors have generally looked at the events as only delaying a recovery in the economy and in corporate spending. After an initial dip, both the market and the portfolio experienced strong performance in the final quarter of 2001. And at the end of the period, most market indices were in fact higher than they had been on the day before the attacks.

Did we change the portfolio's positioning in response to the events? No. We do not think September 11 changed the long-term outlook for most of the companies in our portfolio, so there has been no significant change in our strategy or in the way we invest.

Ameritas Research Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks long-term growth of capital and future income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that the portfolio manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

A committee of investment research analysts selects holdings for the Portfolio. This committee includes investment analysts employed not only by the Massachusetts Financial Services Company (MFS), but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility. The Portfolio may invest in foreign securities through which it may have exposure to foreign currencies.

Markets & Investment Climate

Throughout 2001, U.S. equity markets continued to be plagued by weakness and volatility. The slowing economy, accompanied by a flood of disappointing company earnings announcements and climaxing with the terrorist attacks kept all of the major stock indexes highly volatile. Following the attacks, the U.S. equity markets were closed for the longest stretch since the Great Depression and posted significant declines after reopening. Despite the Federal Reserve Board's effort to provide emergency liquidity to the markets by cutting interest rates an unprecedented 11 times in 2001, the market remained volatile.

Investment Strategy

Amid this difficult environment, the largest detractors to performance included several underperforming holdings in technology and utilities & communications. After years of expansion, a combination of rising interest rates, high valuations, and rising energy prices stalled business and consumer demand. Recent conditions affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion. In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in a downturn, stocks such as EMC, Cisco, Comverse Technology and Qwest. Unfortunately, this did not translate to positive performance because these companies were punished along with the rest of the growth sector. We still believe technology and telecommunications stocks offer strong sources of earnings growth and should fare better when the economy improves.

In the utilities sector, most gas and electric stocks have fared poorly, as natural gas prices have dropped and demand for electricity has declined due to the soft economy. In particular, AES Corp. and Dynegy fared poorly. We're optimistic that an economic recovery in 2002 will bode well for electric and natural gas stocks. When the economy improves, we think companies will ramp up their production, increasing the demand for power. Other individual securities that detracted from performance included CVS and Safeway.

On a more positive note, a significant contributor to performance was strong stock selection in the financial services sector. In particular, holdings in Bank of America, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association drove performance. Bank of America performed well as the company announced it was selling its unprofitable sub-prime loan and auto-leasing businesses and benefited from lower interest rates spurring a surge in mortgage applications and re-financings. In general, they were able to perform well in a falling interest rate environment, but without the credit risk associated with other financials. Other individual securities that helped performance included Microsoft and IBM. Long distance company Sprint and aerospace and defense company General Dynamics also contributed positively to performance.

Performance

For the 12 months ended December 31, 2001, the portfolio returned -20.87%, including the reinvestment of any dividend and capital gain distributions. These returns compare to a -11.88% return during the same period for the portfolio benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Outlook

We have seen a recent improvement in performance, so we are hoping that this performance will carry over into 2002. As far as our positioning is concerned we have been relatively defensive and cautious about the economy. As a result, some of our biggest positions were in healthcare, particularly pharmaceutical stocks. We also still have big positions in oil companies and in the financial services area. While we have been very conservative in our positioning, we will be looking to gradually transition the portfolio to be more aggressive in anticipation of a recovery in 2002. We will be looking at more cyclical names that are trading at low valuations and that we think have a good opportunity to outperform next year. If we begin to see an improvement in business fundamentals and the earnings outlook for some of the beaten down technology and telecommunications stocks, we may gradually move into these sectors in an effort to capitalize on their aggressive growth potential.

Research Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(20.87%)
Since inception (11.1.99)	(6.70%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Growth With Income Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks to provide long-term growth of capital with a secondary objective to seek reasonable current income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, it may generally focus on companies with larger market capitalizations that the portfolio manager believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

Markets & Investment Climate

With most of the broader market averages posting double-digit losses for the second straight year, it's been one of the most difficult periods for equity investors in over 30 years. Some of the factors influencing stock prices over the past year were the terrorist attacks, the reduction in consumer and corporate spending, and the first recession in a decade. While all these factors are important to note, we think it's important to point out that the primary reason stocks are down so dramatically this year is because earnings and earnings prospects for many companies have gone down dramatically.

Investment Strategy

Despite this difficult environment, our primary objective remains to look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices based on our in-house research. We remain committed to this approach, which is designed to try to outperform the broad U.S. equity market over time but with less volatility. While we are always looking for stocks that we believe are trading at attractive valuations, first and foremost, we would describe ourselves as growth investors. As a result, one of the biggest issues we faced early in the year was that it was a difficult time to be a growth at the right price manager and many of the traditional growth stocks that we believed were trading at reasonable valuations performed poorly during the year. In particular, Safeway, which was one of the larger positions in the portfolio, lost a lot of value despite posting healthy earnings growth and possessing what we believed were strong business fundamentals.

The other area that hurt us early in the year was healthcare. As we looked at the economy, we felt there was a good chance that economic activity would be relatively weak throughout this year. Given this environment, and based on our fundamental research, healthcare offered some of the best growth at the right price opportunities in the market in our view. In particular, the pharmaceutical companies looked most attractive to us. However, two things happened. First, the market didn't agree with us, so many investors weren't focused on this industry. Second, the industry was hurt by a slowdown in approvals for new drugs by the Food and Drug Administration. This meant that new drug launches got pushed back and investors became concerned that new revenue streams for the entire industry would be deferred. We saw this as an opportunity, so we maintained our large weighting in healthcare, and we added to them throughout the year. In recent months, our health care holdings were some of the better contributors to the performance and remained a core component of our investment strategy.

The second largest sector allocation is our well-diversified mix of financial services companies with a focus on government-sponsored mortgage enterprises such as the Federal Home Loan Mortgage Corporation. Other significant holdings include, insurance provider American International Group, diversified-financial services company Citibank, and First Data Corporation, which provide payment services and transaction processing to the financial services industry. In our view, these companies are attractively valued with strong balance sheets and they offer a diversified way to take part in a future rebound in the capital markets.

Performance

For the 12 months ended December 31, 2001, the portfolio provided a total return of -15.83%, including the reinvestment of any dividends and capital gain distributions. These returns compare to a -11.88% return during the same period for the portfolio benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Outlook

Our outlook remains cautious looking into 2002. We're somewhat concerned about the quick rebound after September 11 because typically the market recovers roughly six months before the end of a recession, and we think the market may be in for a longer period of weak earnings before we see a recovery. However, we believe the series is well-positioned in this environment. We maintained our long term and valuation-sensitive orientation, currently holding a heavier concentration of diversified, high-quality financial services companies and defensive health care stocks. At the same time, we have sizeable exposure to cyclical areas of the market such as technology, retailing, and media and broadcasting because we think these areas could lead the market once an economic recovery takes hold.

Growth With Income Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(15.83%)
Since inception (11.1.99)	(5.70%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Index 500 Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by SSgA Funds Management

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the S&P 500 Index. Under normal conditions, the Portfolio seeks to track the S&P 500 Index which is a widely recognized, unmanaged index of common stock prices. The Portfolio intends, under normal conditions, to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. If it is not able to purchase all 500 stocks, due to monetary constraints, it may purchase a representative sample.

Markets & Investment Climate

Many people are happy to put the Year 2001 to bed and are looking forward to the Year 2002. Despite very strong performance in the equity markets in the fourth quarter, most equity indexes posted losses for the second year in a row. The Dow lost 5%; the S&P 500 lost 12%; the Nasdaq fell over 20%; the Wilshire 5000 lost over 10%. Two consecutive years of down equity markets has not been seen since the 1970s. The only major U.S. equity index with a positive return for 2001 was the small cap Russell 2000, gaining 2.5%. On an optimistic note, three consecutive down years in the US equity markets is a rare occurrence, last witnessed 60 years ago during the period between 1939 - 1941.

On the back of the horrific events of September 11th and the punishment the markets took in the third quarter, the fourth quarter of 2001 realized positive double-digit equity returns. Perceived progress was seen in the War on Terrorism, and economic indicators pointed to a recovery in 2002. Recessions have historically lasted on average 16 months, putting an upturn in July 2002. As the equity markets are forward looking, these expectations began to get priced into the market in the fourth quarter. The Dow Jones Industrial Average was up over 12% for the quarter, while the S&P 500 climbed 11% and the Nasdaq soared over 30%. The Russell 2000 gained over 21% while the broad market Wilshire 5000 gained over 12%.

The FOMC cut rates three times during the fourth quarter, bringing to 11 the number of interest rate cuts in 2001. The Federal Funds rate now stands at 1.75%, down 425 basis points from 6% at the end of 2000. On top of low interest rates, we are starting the first full year in which Bush's tax cuts take effect. This increased liquidity has generally boded well for the equity markets, but consumers are still laden with heavy debt burdens and company profits are still being hurt as they cut prices and introduce incentives to spur consumer demand. Many Wall Street strategists are predicting equity returns in the mid to high single digits for the coming year, but there still remain risks to the downside as valuations are still relatively high by historical standards.

ndex & Portfolio Performance

The Ameritas Index 500 Portfolio's return for the year ended December 31, 2001 was -12.42% versus the S&P 500 Index, -11.88%. The S&P 500 gained 10.69% in the fourth quarter, but was still down 11.88% for the year despite the spectacular performance in the last three months. Over the last two years the index has lost 19.55%, the worst two year performance since 1973-1974.

Sector Performance

After being the worst performing sectors in the third quarter, information technology and consumer discretionary were the best performing sectors in the S&P 500 in Q4. Information technology gained nearly 35% and added 5.2% to the S&P 500's return. Consumer discretionary was up over 19% and added 2.32% to the index's quarterly return. Telecommunication services and utilities were the only sectors (out of the 10) that posted negative returns for the quarter. Telecommunication services lost nearly 10% while utilities was down over 3%. Combined, however, they had less than a percent of negative return impact to the index.

For the year, information technology, despite the fourth quarter's performance, and utilities were the worst performing sectors, losing 26% and 30% respectively. Information technology's performance contributed -5.09% to the index's return, nearly half the index's total loss for the year. Utilities, despite being one of the smallest sectors, knocked 1.30% off the index's return. Consumer discretionary and materials were the only sectors to post positive returns for the year, up 3.7% and 3.2% respectively. Combined they added less than 30 basis points of positive return however, not enough to offset losses seen elsewhere.

The top three positive contributors to the S&P 500's return this quarter were all technology companies - Microsoft, Intel and IBM. The biggest negative contributors for the quarter were SBC Communications, Enron and Verizon. Two of the top three positive contributors for the year were technology companies, despite the sector being the worst performing. The top three were Microsoft, IBM and Bank of America. The biggest negative contributors for the year, as expected, were technology companies - Cisco, EMC and Oracle.

Index Changes

The S&P 500 had 8 index changes in the fourth quarter of 2001, bringing the total to 30 for the year, a near 50% decrease from the 57 index changes in 2000. In the fourth quarter of 2000 alone there were 25 index changes.

Index 500 Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
One year	(12.42%)
Since inception (11.1.99)	(6.89%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Money Market Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company, Inc.

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio seeks to maintain a constant net asset value of $1.00 per share for the Portfolio. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industry.

Markets & Investment Climate

During the first eight months of the year, the Federal Reserve Board reduced the Federal funds target rate seven times -- totaling 300 basis points -- to 3.50%. The reductions came as Federal Reserve policymakers attempted to spur capital spending and increase consumer confidence. Business profits and capital spending continued to deteriorate, which caused unemployment to climb, and erode consumer confidence. As the economy continued its downward spiral, the broad U.S. stock market fell.

Prior to the events of September 11th, capital spending, employment, and production were considered weak. The tragic events amplified the uncertainty of a weak economy. The Federal Reserve Board responded by cutting the target rate 50 basis points on September 17th before trading on the NYSE resumed for the first time since the attacks. On both October 2nd and November 16th, the Federal Reserve cut the Federal funds rate by 50 basis points, reducing the target rate to 2.00%. These cuts highlighted the Federal Reserves commitment to ensure that the financial markets had plenty of liquidity to function, to minimize damage to potential economic growth, and to continue to address the economic weakness present prior to the attacks. Despite a few signs of stabilization, economic activity continued to remain soft, with inflation almost nonexistent. When the Federal Reserve Board met on December 16th, they cut rates 25 basis points to 1.75%, marking the eleventh rate reduction in 2001.

Investment Strategy

Faced with a falling interest rate environment, a sputtering economy, low consumer confidence, and deteriorating credit quality; our goal was to focus on liquidity and credit quality. We purchased high quality securities with maturities of seven days or less rather than longer-term corporate money market offerings. This proved beneficial since short-term rates were yielding more than long-term rates. In order to take advantage of high yields before they fell due to rate cuts, we extended the Portfolio's maturity using government agency securities with maturities up to a year.

Performance

For the year ended December 31, 2001, the fund shares returned 3.96%, versus 3.73% for the Lipper VA Money Market Funds Average.

Outlook

Recent data has hinted at stabilization of the U.S economy, but most economists believe that a turn around will not occur until late 2002. Given that overall market conditions are not very stimulative, we expect the Federal funds rate to remain low throughout 2002.

Money Market Portfolio

Average Annual Total Return

(period ended 12.31.01)
One year	3.96%
Since inception (10.29.99)	5.23%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Ameritas Select Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Harris Associates

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities. This means that the Portfolio is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio.

Markets & Investment Climate

The figures for the S&P 500 tell only part of the depressing story. First, the once fashionable NASDAQ had another horrible year, down 21%, following 2000's 39% drop. Second, nearly all major world markets declined last year-only Mexico managed to end the year higher than where it started. Third, it has been a devastating multi-year period, much like that of the early 1970s: a $100 investment in the S&P 500 two years ago would be worth just $78 today, and a comparable figure for the NASDAQ would be worth just $48.

Investment Strategy

The Portfolio generated strong investment gains while most other investors suffered a second consecutive year of disappointment. While the S&P 500 dropped 12%-following the prior year's 10% decline-the Portfolio enjoyed gains that, admittedly, left us gratified, somewhat amazed, and fully aware that such results will be difficult to duplicate.

During the year, the Portfolio established positions in Black & Decker Corp., Electronic Data Systems, Guidant Corporation, Knight Ridder, Inc., Kroger Co., Liberty Media Corp., Liz Claiborne, Inc., Novell Inc., Omnicare, Inc., J.C. Penney, Inc., Sprint Corp. Fon Group, and TXU Corporation.

Significant positions sold during the quarter include Brunswick Corporation, Ceridian Corporation, and Energizer Holdings, Inc. These positions were eliminated from the portfolio because they had either reached their target or more undervalued alternatives were identified.

Strong performances by J.C. Penney, H&R Block, Tricon Global Restaurants, and First Data Corporation contributed significantly to the performance during the year. These positions include less cyclical companies, companies with improving fundamentals, and opportunistic purchases in the aftermath of September 11th.

Positive performance was partially offset by weaknesses in Chiron Corporation, Washington Mutual, and Ford. Ford's balance sheet, cash flow, and market position have been weakened by the general economic weakness experienced during the period. While it had strong performance for the year 2001, Washington Mutual's stock price declined with other lenders because of concerns over the possible effects of a slumping economy and increasing non-performing loans. In our opinion, the company was unfairly penalized; in fact, the company's loans are of high quality. In the case of Chiron, while it had a weak performance, the underlying fundamentals are in tact.

Performance

The portfolio returned 18.93% for the year ending December 31, 2001. This compares with the Russell Mid Cap Value Index, which returned 2.34% for the same period, and -11.88% for the S&P 500 Index.

Outlook

Lower interest rates and fiscal stimulus will eventually translate into a more buoyant economy and better corporate earnings. We think a recovery will begin some time in 2002, but the rebound is unlikely to occur as abruptly as the recession. One reason is there is a global slowdown underway that will probably affect overseas sales for many U.S. companies. Additionally, the market is likely to remain volatile. That volatility breeds opportunity for value investors like us, as price declines place attractive companies within our valuation parameters.

Select Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
Since inception (1.2.01)	18.93%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 1.31.01.

Past performance does not indicate future results.

Ameritas Micro Cap Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by David L. Babson & Company

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster growing companies whose securities at the time of purchase are considered to be undervalued.

Markets & Investment Climate

The stock market made a strong recovery in the fourth quarter with all major indexes up very strongly. The Russell 2000 gained 21%. Economically sensitive companies such as home builders, auto suppliers, and electronic technology led the way. We have always warned that we would not fully participate in these breakouts and indeed we did not, although we still showed strong absolute returns.

Investment Strategy

For the full year, the strategy paid off handsomely, generating generous returns, while the overall market was roughly flat. In part, we benefited from the fact that the smaller end of small cap outperformed the larger end of the small cap range. Stocks in the Russell 2000 with market values under $325 million were up about 20% for the year, while Russell stocks with values of greater than $530 million were actually down slightly for the year.

Basic strategy alone did not lead to these superlative results. A significant part of the portfolio was over $325 million in market value and also, we far outperformed even the smallest market cap companies. Clearly we had some great stock picks, which are listed below.
	Q4	Since Inception
		January 2001
Ameritas Micro Cap	14.48%	32.42%
Russell 2000	21.08%	2.49%
Russell 2000 Value	16.72%	14.02%
S & P 500	10.68%	-11.88%

The best performing stocks for the year were EDO, FTI Consulting Group, Willbros, Tweeter Home Entertainment, and Knight Transportation. EDO is a defense contractor whose strong profit stream was discovered in 2001. FTI consulting performs bankruptcy workouts, which hit record numbers last year. Willbros' new management improved performance significantly. Tweeter and Knight benefited from a pickup in share price from value levels.

Like every year, we had our clunkers: Spectrum Control, Sipex, Hardinge Inc., Microliniear, and Woodhead. Spectrum, Sipex, and Microlinear were hurt by the decline in Telecommunications equipment. Hardinge and Woodhead were hit by the decline in industrial demand.

Performance

The portfolio returned 32.42% for the year ending December 31, 2001. This compares with the Russell 2000 Index, which returned 2.49% for the same period.

Outlook

Our investment generated fantastic returns throughout 2001 in a challenging market environment. 2001 has proven the benefits of our strategy and hard work. We are not sure what the future holds. Valuations are high, but there are clear signs that the economy is improving. So, unless the recovery is aborted, the market should have upside from here. We will continue to seek companies with a sustainable competitive advantage that should perform well in most environments.

Micro Cap Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return

(period ended 12.31.01)
Since inception (1.2.01)	32.42%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 1.31.01.

Past performance does not indicate future results.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Calvert Variable Series, Inc. Ameritas Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calvert Variable Series, Inc. Ameritas Portfolios (comprised of Income & Growth, Growth, Small Capitalization, MidCap Growth, Emerging Growth, Research, Growth with Income, Index 500, Money Market, Select, and Micro Cap Portfolios, hereafter referred to as the "Funds"), as of December 31, 2001, and the related statements of operations, changes in net assets, and financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to December 31, 2000, were audited by other auditors, whose report dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Variable Series, Inc. Ameritas Portfolios as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

February 15, 2002

Income & Growth Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 91.2%	Shares	Value
Aerospace - Defense - 0.5%
General Dynamics Corp.	4,750	$378,290

Banks - Major Regional - 1.8%
Northern Trust Corp.	22,000	1,324,840

Banks - Regional - 1.9%
Commerce Bancorp, Inc.	9,800	385,532
UCBH Holdings, Inc.	35,000	995,400
		1,380,932

Beverages - Alcoholic - 1.0%
Anheuser-Busch Co.'s, Inc.	15,750	712,058

Beverages - Non-alcoholic - 1.4%
Pepsico, Inc.	20,600	1,003,014

Biotechnology - 3.9%
Amgen, Inc.*	39,200	2,212,448
Genzyme Corp - General Division*	9,600	574,656
		2,787,104

Communications Equipment - 4.6%
JDS Uniphase Corp.*	54,750	475,230
Nokia Corp	115,800	2,840,574
		3,315,804

Computers - Hardware - 1.0%
Sun Microsystems, Inc.*	58,500	719,550

Computers - Software & Services - 8.3%
Amdocs Ltd.*	20,000	679,400
eBay, Inc.*	37,000	2,475,300
Microsoft Corp.*	42,600	2,822,250
		5,976,950

Consumer Finance - 0.5%
Capital One Financial Corp.	7,200	388,440

Distributors - Food & Health - 1.4%
Cardinal Health, Inc.	16,000	1,034,560

Electrical Equipment - 2.9%
Flextronics International, Ltd.*	15,800	379,042
General Electric Co.	17,450	699,396
Symbol Technologies, Inc.	62,800	997,264
		2,075,702

Electronics - Semiconductors - 8.2%
Intel Corp.	83,000	2,610,350
Linear Technology Corp.	18,150	708,576
Micron Technology, Inc.*	13,600	421,600
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) *	88,600	1,521,262
Texas Instruments, Inc.	23,100	646,800
		5,908,588

Equity Securities - Cont'd	Shares	Value
Entertainment - 1.4%
AOL Time Warner, Inc.*	31,100	$998,310

Financial - Diversified - 7.0%
Citigroup, Inc.	52,266	2,638,388
Freddie Mac	15,300	1,000,620
J.P. Morgan Chase & Co.	39,000	1,417,650
		5,056,658

Healthcare - Diversified - 6.8%
Abbott Laboratories	18,400	1,025,800
American Home Products Corp.	33,640	2,064,150
Johnson & Johnson	30,200	1,784,820
		4,874,770

Healthcare - Drugs & Major Pharmaceuticals - 2.8%
Merck & Co., Inc.	9,200	540,960
Pfizer, Inc.	36,050	1,436,592
		1,977,552

Healthcare - Medical Product & Supplies - 2.6%
Baxter International, Inc.	34,700	1,860,961

Insurance - Multi-Line - 4.5%
American International Group	40,305	3,200,217

Insurance - Property & Casualty - 1.1%
Chubb Corp.	11,000	759,000

Insurance Brokers - 0.5%
Marsh & McLennan Co.'s	3,350	359,958

Investment Banking / Brokerage - 2.7%
Merrill Lynch & Co., Inc.	37,700	1,964,924

Manufacturing - Diversified - 4.1%
Tyco International, Ltd.	50,300	2,962,670

Oil - International Integrated - 1.6%
Chevron Corp.	13,100	1,173,891

Retail - Building Supplies - 3.7%
Home Depot, Inc.	29,000	1,479,290
Lowe's Co.'s, Inc.	24,800	1,150,968
		2,630,258

Retail - General Merchandise - 5.1%
Wal-Mart Stores, Inc.	63,550	3,657,303

Services - Commercial & Consumer - 1.2%
Cendant Corp.*	43,800	858,918

Services - Data Processing - 7.2%
First Data Corp.	35,100	2,753,595
Paychex, Inc.	68,150	2,375,027
		5,128,622

Tobacco - 1.5%
Philip Morris Co.'s, Inc.	23,000	1,054,550

Total Equity Securities (Cost $64,981,040)		65,524,394

U. S. Government Agencies	Principal
And Instrumentalities - 7.4%	Amount	Value
Fannie Mae Discount Notes, 1.67%, 3/14/02	$1,500,000	$1,494,990
Federal Home Loan Bank Discount Note:
1.62%, 1/15/02	400,000	399,748
1.62%, 1/16/02	500,000	499,662
1.66%, 1/22/02	1,500,000	1,498,547
1.75%, 1/23/02	1,000,000	998,931
Freddie Mac Discount Notes:
1.75%, 1/15/02	200,000	199,864
1.69%, 2/7/02	100,000	99,826
1.93%, 2/7/02	100,000	99,802
Total U. S. Government Agencies and Instrumentalities (Cost $5,291,370)		5,291,370

TOTAL INVESTMENTS (Cost $70,272,410) - 98.6%		70,815,764
Other assets and liabilities, net - 1.4%		1,012,323
Net Assets - 100%		$71,828,087

See notes to schedules of investments and notes to financial statements.

Growth Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 96.3%	Shares	Value
Aerospace & Defense - 0.5%
General Dynamics Corp.	8,200	$653,048

Beverages - Alcoholic - 1.0%
Anheuser-Busch Co.'s, Inc.	29,100	1,315,611

Beverages - Non alcoholic - 1.8%
Pepsico, Inc.	48,850	2,378,506

Biotechnology - 4.5%
Amgen, Inc.*	45,000	2,539,800
Genzyme Corp. - General Division*	17,400	1,041,564
Immunex Corp.	57,750	1,600,252
Medimmune, Inc,*	17,000	787,950
		5,969,566

Communications Equipment - 3.6%
JDS Uniphase Corp.*	33,900	294,252
Nokia OYJ	172,350	4,227,746
Qualcomm, Inc.*	5,200	262,600
		4,784,598

Consumer Finance - 0.5%
Capital One Financial Corp.	13,000	701,350

Computers - Hardware - 4.5%
Dell Computer Corp.*	103,670	2,817,751
Sun Microsystems, Inc.*	252,450	3,105,135
		5,922,886

Computers - Software & Services - 9.7%
eBay, Inc.*	74,200	4,963,980
Intuit, Inc.*	43,000	1,839,540
Microsoft Corp.*	74,850	4,958,813
Oracle Corp.*	84,500	1,166,945
		12,929,278

Distributors - Food & Health - 2.0%
Cardinal Health, Inc.	40,500	2,618,730

Electrical Equipment - 3.1%
Flextronics International, Ltd.*	29,050	696,910
General Electric Co.	81,350	3,260,508
Sanmina Corp.*	10,300	204,970
		4,162,388

Electronics - Semiconductors - 6.0%
Analog Devices, Inc. *	29,350	1,302,846
Intel Corp.	49,250	1,548,913
Linear Technology Corp.	16,500	644,160
Micron Technology, Inc.*	34,300	1,063,300
Taiwan Semiconductor Manufacturing Co. Ltd (ADR) *	163,550	2,808,154
Texas Instruments, Inc.	23,700	663,600
		8,030,973

Equity Securities - Cont'd	Shares	Value
Entertainment - 2.3%
AOL Time Warner, Inc.*	56,300	$1,807,230
Viacom, Inc.*	28,300	1,249,445
		3,056,675

Financial - Diversified - 6.6%
Citigroup, Inc.	94,283	4,759,406
Freddie Mac	20,850	1,363,590
J.P. Morgan Chase & Co.	71,850	2,611,747
		8,734,743

Healthcare - Diversified - 7.2%
Abbott Laboratories	45,300	2,525,475
American Home Products Corp.	60,700	3,724,552
Johnson & Johnson	55,750	3,294,825
		9,544,852

Healthcare - Drugs & Pharmaceutical - 5.9%
Forest Laboratories, Inc.*	15,350	1,257,932
King Pharmaceuticals, Inc.*	19,700	829,961
Merck & Co., Inc.	55,550	3,266,340
Pfizer, Inc.	61,000	2,430,850
		7,785,083

Healthcare - Hospital Management - 2.6%
Tenet Healthcare Corp.	59,150	3,473,288

Healthcare - Medical Products & Supplies - 4.9%
Baxter International, Inc.	76,750	4,116,103
Medtronic, Inc.	45,200	2,314,692
		6,430,795

Insurance Brokers - 0.5%
Marsh & McLennan Co.'s, Inc.	6,050	650,073

Insurance - Multi-Line - 3.5%
American International Group	58,300	4,629,020

Insurance - Property & Casualty - 1.0%
Chubb Corp.	19,885	1,372,065

Investment Banking and Brokerage - 2.6%
Merrill Lynch & Co., Inc.	66,700	3,476,404

Manufacturing - Diversified - 4.9%
Tyco International Ltd.	110,000	6,479,000

Oil & Gas - Drilling & Equipment - 1.8%
BJ Services Co.*	32,700	1,061,115
Nabors Industries, Inc. *	17,800	611,074
Transocean Sedco Forex, Inc.	21,300	720,366
		2,392,555

Oil - International Integrated - 1.2%
Chevron Corp.	17,633	1,580,093

Retail - Building Supplies - 3.0%
Home Depot, Inc.	52,300	2,667,823
Lowes Co.'s, Inc.	28,800	1,336,608
		4,004,431

Equity Securities - Cont'd	Shares	Value
Retail - Computer & Electronics - 0.8%
Best Buy Co., Inc.*	14,700	$1,094,856

Retail - General Merchandise - 4.0%
Wal-Mart Stores, Inc.	91,800	5,283,090

Services - Commercial & Consumer - 1.0%
Cendant Corp.*	71,100	1,394,271

Services - Data Processing - 3.8%
First Data Corp.	64,050	5,024,722

Tobacco - 1.5%
Philip Morris Co.'s, Inc.	42,350	1,941,747

Total Equity Securities (Cost $122,633,419)		127,814,697

	Principal
U.S. Government Agencies and Instrumentalities - 3.3%	Amount
Fannie Mae Discount Notes:
1.89%, 1/3/02	$100,000	99,989
1.77%, 1/11/02	800,000	799,607
Federal Home Loan Bank Discount Notes:
1.76%, 1/7/02	1,000,000	999,707
1.66%, 1/22/02	1,000,000	999,018
Freddie Mac Discount Notes:
1.75%, 1/15/02	1,000,000	999,319
1.69%, 2/7/02	500,000	499,132

Total U.S. Government Agencies and Instrumentalities (Cost $4,396,772)		4,396,772

TOTAL INVESTMENTS (Cost $127,030,191) - 99.6%		132,211,469
Other assets and liabilities, net - 0.4%		544,654
Net Assets - 100%		$132,756,123

See notes to schedules of investments and notes to financial statements.

Small CapitalizAtion Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 87.8%	Shares	Value
Biotechnology - 4.8%
Array Biopharma, Inc.*	32,400	$481,464
Digene Corp.*	9,400	277,300
Genta, Inc.*	20,300	288,869
Invitrogen Corp.*	11,600	718,388
Neurocrine Biosciences, Inc.*	14,500	743,995
Protein Design Labs, Inc.*	15,000	492,000
		3,002,016

Broadcast - Television, Radio, & Cable - 1.5%
Hispanic Broadcasting Corp.*	14,500	369,750
Radio One, Inc.*	31,900	574,519
		944,269

Chemicals - Specialty - 0.5%
RPM, Inc.	20,300	293,538

Computer Hardware - 0.8%
Concurrent Computer Corp.*	33,000	490,050

Computers - Networking - 1.7%
Riverstone Networks, Inc.*	63,800	1,059,080

Computers - Peripherals - 1.3%
Finisar Corp.*	33,950	345,271
Secure Computing Corp.*	23,800	489,090
		834,361

Computers - Software & Services - 9.7%
Affiliated Computer Services, Inc.*	8,700	923,331
Internet Security Systems, Inc.*	15,000	480,900
Jack Henry & Associates, Inc.	14,300	312,312
Mercury Interactive Corp.*	23,200	788,336
Retek, Inc.*	16,900	504,803
Seachange International, Inc.*	20,300	692,636
Talx Corp.	26,100	651,978
Websense, Inc.*	17,400	558,018
Witness Systems, Inc.*	90,700	1,208,124
		6,120,438

Consumer Finance - 5.1%
AmeriCredit Corp.*	39,900	1,258,845
Certegy, Inc.*	20,300	694,666
Metris Co.'s, Inc.	48,500	1,246,935
		3,200,446

Containers & Packaging - Metal & Glass - 2.0%
Mobile Mini, Inc.*	32,000	1,251,840

Electronics - Instruments - 1.9%
AstroPower, Inc.*	29,000	1,172,470

Financial - Diversified - 3.3%
Intercept Group, Inc.*	23,200	948,880
Triad Guaranty, Inc.*	30,900	1,120,743
		2,069,623

Equity Securities - Cont'd	Shares	Value
Healthcare - Drug - Generic, Other - 2.1%
Medicis Pharmaceutical Corp.*	20,700	$1,337,013

Healthcare - Drug - Major Pharmaceutical - 4.0%
Biovail Corp.*	30,000	1,687,500
First Horizon Pharmaceutical Corp.*	17,449	512,826
Salix Pharmaceuticals, Ltd.*	15,100	305,775
		2,506,101

Healthcare - Hospital Management - 1.0%
Triad Hospitals, Inc.*	21,950	644,232

Healthcare - Longterm Care - 1.6%
United Surgical Partners International, Inc.*	46,400	981,360

Healthcare - Managed Care - 1.0%
Amsurg Corp.*	23,500	638,730

Healthcare - Medical Products & Supplies - 2.9%
Affymetrix, Inc.*	17,400	656,850
Britesmile, Inc.*	93,600	468,000
Endocare, Inc.*	13,300	238,469
Harvard Bioscience, Inc.*	49,300	490,042
		1,853,361

Healthcare - Special Services - 2.0%
Accredo Health, Inc.*	7,100	281,870
Maximus, Inc.*	20,300	853,818
Unilab Corp.*	5,800	145,580
		1,281,268

Homebuilding - 2.0%
Beazer Homes USA, Inc.*	17,600	1,287,792

Household Furnishing & Appliances - 1.3%
Furniture Brands International, Inc.*	25,200	806,904

Insurance - Life / Health - 2.0%
Scottish Annuity & Life Holdings Ltd.	63,500	1,228,725

Insurance - Property & Casualty - 1.6%
Everest Re Group, Ltd.	14,700	1,039,290

Investment Management - 1.3%
Affiliated Managers Group, Inc.*	11,400	803,472

Manufacturing - Specialized - 0.8%
Roper Industries, Inc.	9,700	480,150

Metal Fabricators - 0.8%
Kennametal, Inc.	12,000	483,240

Oil & Gas - Drilling & Equipment - 0.7%
National-Oilwell, Inc.*	20,400	420,444

Oil & Gas - Exploration & Production - 0.9%
Pogo Producing Co.	20,800	546,416

Restaurants - 2.1%
Cheesecake Factory, Inc. (The)*	26,100	907,497
Sonic Corp.*	11,600	417,600
		1,325,097

Equity Securities - Cont'd	Shares	Value
Retail - Home Shopping - 1.3%
Alloy, Inc.*	37,400	$805,222

Retail - Specialty - 2.4%
Electronics Boutique Holdings Corp.*	14,500	579,130
Williams-Sonoma, Inc.*	21,200	909,480
		1,488,610

Retail - Specialty, Apparel - 1.8%
Too, Inc.*	20,000	550,000
HOT Topic, Inc.*	18,900	593,271
		1,143,271

Services - Commercial & Consumer - 8.2%
Bright Horizons Family Solutions, Inc.*	29,800	834,102
Choicepoint, Inc.*	2,950	149,536
Copart, Inc.*	23,200	843,784
Corporate Executive Board Co.*	31,900	1,170,730
Education Management Corp.*	23,200	841,000
FirstService Corp.*	23,200	649,600
SkillSoft Corp.*	26,100	676,512
		5,165,264

Services - Computer Systems - 2.9%
Sungard Data Systems, Inc.*	64,100	1,854,413

Services - Data Processing - 3.7%
Alliance Data Systems Corp.*	52,200	999,630
Bisys Group, Inc.*	20,320	1,300,277
		2,299,907

Telecommunications - Cell / Wireless - 4.5%
General Communication, Inc.*	202,000	1,723,060
Metro One Telecommunications, Inc.*	8,700	263,175
SBA Communications Corp.*	64,500	839,790
		2,826,025

Textiles - Specialty - 1.5%
Mohawk Industries, Inc.*	17,200	943,936

Waste Management - 0.8%
Stericycle, Inc.*	7,800	474,864

Total Equity Securities (Cost $47,821,629)		55,103,238

TOTAL INVESTMENTS (Cost $47,821,629) - 87.8%		55,103,238
Other assets and liabilities, net - 12.2%		7,676,901
Net Assets - 100%		$62,780,139

See notes to schedules of investments and notes to financial statements.

midcap growth Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 95.0%	Shares	Value
Aerospace / Defense - 0.5%
General Dynamics Corp.	6,100	$485,804

Airlines - 1.3%
Continental Airlines, Inc.*	45,800	1,200,418

Banks - Regional - 1.0%
Commerce Bancorp, Inc.	12,400	487,816
North Fork Bancorp, Inc.	15,450	494,245
		982,061

Biotechnology - 7.7%
Biogen, Inc.*	16,750	960,612
Charles River Laboratories International, Inc.*	27,500	920,700
Genzyme Corp. - General Division*	45,800	2,741,588
Gilead Sciences, Inc.*	27,550	1,810,586
Medimmune, Inc.*	10,850	502,898
Protein Design Labs, Inc.*	14,300	469,040
		7,405,424

Communications Equipment - 3.1%
L-3 Communications Holdings, Inc.*	20,700	1,863,000
Polycom, Inc.*	14,750	507,400
UTStarcom, Inc.*	22,300	635,550
		3,005,950

Computers - Hardware - 0.5%
McData Corp.*	18,100	443,450

Computers - Software & Services - 19.4%
Accenture Ltd.*	40,200	1,082,184
Adobe Systems, Inc.	29,200	906,660
Affiliated Computer Services, Inc.*	20,650	2,191,584
Amdocs, Ltd.*	83,650	2,841,591
BMC Software, Inc.*	112,400	1,839,988
Check Point Software Technologies *	11,000	438,790
eBay, Inc.*	35,200	2,354,880
Fair Issac & Co., Inc.*	8,475	534,094
Homestore.com, Inc.*	58,250	87,375
Intuit, Inc.*	46,550	1,991,409
Overture Services, Inc.	22,100	783,003
Rational Software Corp.*	37,000	721,500
Synopsys, Inc.*	35,600	2,102,892
Verisign, Inc.*	23,450	892,038
		18,767,988

Distributors - Food & Health - 3.0%
AmerisourceBergen Corp.	45,652	2,901,185

Electric Companies - 2.2%
Mirant Corp.*	129,850	2,080,197

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 4.2%
Flextronics International Ltd.*	62,000	$1,487,380
Sanmina-SCI Corp.*	25,380	505,062
SPX Corp.*	11,500	1,574,350
Symbol Technologies, Inc.	27,300	433,524
		4,000,316

Electronics - Instruments - 0.8%
Waters Corp.*	19,000	736,250

Electronics - Semiconductors - 6.4%
Conexant Systems, Inc.*	63,400	910,424
Intersil Corp.*	16,200	522,450
Linear Technology Corp.	17,000	663,680
Marvell Technology Group Ltd.*	13,800	494,316
Microchip Technology, Inc.*	56,950	2,206,243
Micron Technology, Inc.*	16,500	511,500
National Semiconductor Corp.*	28,500	877,515
		6,186,128

Financial - Diversified - 0.7%
Neuberger Berman, Inc.	15,900	698,010

Gaming, Lottery, & Parimutuals - 1.0%
International Game Technology*	14,300	976,690

Healthcare - Drug - Generic, Other - 3.3%
King Pharmaceuticals, Inc.*	76,466	3,221,513

Healthcare - Drugs - Major Pharmaceuticals - 5.7%
Allergan, Inc.	39,200	2,941,960
Forest Laboratories, Inc.*	17,500	1,434,125
Icos Corp.*	8,300	476,752
Teva Pharmaceutical Industries	10,800	665,604
		5,518,441

Healthcare - Hospital Management - 1.3%
Health Management Associates, Inc.*	22,244	409,290
Universal Health Services*	20,000	855,600
		1,264,890

Healthcare - Longterm Care - 0.6%
Manor Care, Inc.*	25,000	592,750

Healthcare - Medical Products & Supplies - 1.0%
Guidant Corp.*	9,950	495,510
St. Jude Medical, Inc.*	6,250	485,313
		980,823

Healthcare - Speciality Services - 2.4%
Laboratory Corp. of America Holdings*	28,400	2,296,140

Insurance - Life & Health - 1.1%
Anthem, Inc.*	20,500	1,014,750

Insurance - Property & Causalty - 0.7%
Chubb Corp	9,500	655,500

Equity Securities - Cont'd	Shares	Value
Investment Banking / Brokerage - 1.0%
LaBranche & Co., Inc.*	14,650	$504,839
Legg Mason, Inc.	9,400	469,812
		974,651

Investment Management - 1.4%
Franklin Resources, Inc.	39,500	1,393,165

Leisure Time - Products - 0.4%
Mattel, Inc.	22,750	391,300

Oil & Gas - Drilling & Equipment - 4.7%
BJ Services Co.*	33,050	1,072,472
Cooper Cameron Corp.*	30,133	1,216,168
GlobalSantaFe Corp.	40,000	1,140,800
Smith International, Inc.*	9,500	509,390
Transocean Sedco Forex, Inc.	18,500	625,670
		4,564,500

Restaurants - 3.1%
Brinker International, Inc.*	50,400	1,499,904
Outback Steakhouse, Inc.*	44,000	1,507,000
		3,006,904

Retail - Computers & Electronics - 0.9%
Best Buy Co., Inc.*	11,100	826,728

Retail - Discounters - 0.5%
Family Dollar Stores, Inc.	16,300	488,674

Retail - Drug Stores - 1.1%
Caremark Rx, Inc.	65,500	1,068,305

Retail - Home Shopping - 1.2%
Amazon.Com, Inc.*	108,150	1,170,183

Retail - Specialty - 4.9%
Barnes & Noble, Inc.*	24,000	710,400
Bed Bath & Beyond, Inc.*	32,600	1,105,140
Michaels Store, Inc.*	19,500	642,525
Office Depot, Inc.*	45,000	834,300
Toys R US, Inc.*	71,350	1,479,799
		4,772,164

Retail - Specialty Apparrel - 1.2%
Abercrombie and Fitch Co.*	42,050	1,115,586

Services - Commercial & Consumer - 0.7%
Choicepoint, Inc.*	13,250	671,643

Services - Data Processing - 5.4%
Bisys Group, Inc.*	39,600	2,534,004
Concord EFS, Inc.*	81,700	2,678,126
		5,212,130

Textile - Home Furnishing - 0.6%
Mohawk Industries Inc.	11,200	614,656

Total Equity Securities (Cost $81,931,167)		91,685,267

U.S. Government Agencies	Principal
And Instrumentalities - 4.5%	Amount	Value
Fannie Mae Discount Notes:
1.89%, 1/3/02	$300,000	$299,968
1.67%, 3/14/02	1,500,000	1,494,990
Farmer Mac Discount Note, 1.84%, 1/3/02	300,000	299,969
Freddie Mac Discount Notes:
1.80%, 1/2/02	1,100,000	1,099,932
1.75%, 1/15/02	300,000	299,796
1.71%, 1/31/02	200,000	199,715
1.69%, 2/7/02	640,000	638,888

Total U.S. Government Agencies and Instrumentalities (Cost $4,333,258)		4,333,258

TOTAL INVESTMENTS (Cost $86,264,425) - 99.5%		96,018,525
Other assets and liabilities, net - 0.5%		529,225
Net Assets - 100%		$96,547,750

See notes to schedules of investments and notes to financial statements.

Emerging Growth Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 96.8%	Shares	Value
Aerospace / Defense - 0.1%
Northrop Grumman Corp.	400	$40,324
Teledyne Technologies, Inc.*	1,000	16,290
		56,614

Air Freight - 0.2%
Iron Mountain, Inc.*	2,920	127,896

Banks - Major Regional - 0.4%
Mellon Financial Corp.	5,200	195,624
SouthTrust Corp.	2,100	51,807
		247,431

Banks - Money Center - 0.3%
Bank of America Corp.	3,100	195,145

Banks - Regional - 0.0%
First Tennessee National Corp.	600	21,756

Biotechnology - 1.8%
Enzon, Inc.*	200	11,256
Genentech, Inc.*	6,840	371,070
Genzyme Corp - General Division*	12,240	732,686
		1,115,012

Broadcast - Television, Radio, Cable - 5.4%
Charter Communications, Inc.*	32,500	533,975
Clear Channel Communications, Inc.*	20,510	1,044,164
Comcast Corp.*	9,150	329,400
Echostar Communications Corp.*	35,820	983,976
Emmis Communications Corp.*	800	18,912
Entercom Communications Corp.*	3,430	171,500
Hearst-Argyle Television, Inc.*	1,300	28,028
Hispanic Broadcasting Corp.*	3,100	79,050
Univision Communications, Inc.*	1,200	48,552
Westwood One, Inc.*	1,700	51,085
		3,288,642

Building - Heavy Construction - 0.0%
Bouygues S.A. (EUR)*	700	22,930

Communications Equipment - 4.2%
Advanced Fibre Communications, Inc.*	2,190	38,697
CIENA Corp.*	15,990	228,817
Comverse Technology, Inc.*	24,170	540,683
Crown Castle International Corp.*	5,300	56,604
Hughes Electronics Corp.*	1,400	21,630
L-3 Communications Holdings, Inc.*	400	36,000
Motorola, Inc.	3,650	54,823
Netscreen Technologies, Inc.*	20	443
Nokia OYJ (ADR)	25,580	627,477
Qualcomm, Inc.*	14,880	751,440
SonicWALL, Inc.	1,000	19,440
Tekelec, Inc.*	7,280	131,841
Zarlink Semiconductor, Inc.*	5,100	57,375
		2,565,270

Equity Securities - Cont'd	Shares	Value
Computer Hardware - 1.6%
Dell Computer Corp.*	6,360	$172,865
Extreme Networks, Inc.*	4,240	54,696
Juniper Networks, Inc.*	2,890	54,765
McData Corp.*	4,320	105,840
Palm, Inc.*	1,500	5,820
Sun Microsystems, Inc.*	45,550	560,265
		954,251

Computers - Networking - 1.3%
Cisco Systems, Inc.*	30,000	543,300
Enterasys Networks, Inc.*	23,240	205,674
Network Appliance, Inc.*	2,770	60,580
		809,554

Computers - Peripherals - 1.6%
EMC Corp.*	19,100	256,704
Lexmark International, Inc.*	11,650	687,350
		944,054
Computers - Software & Services - 13.2%
Accenture Ltd.*	4,080	109,834
Adobe Systems, Inc.	7,100	220,455
Affiliated Computer Services, Inc.*	7,120	755,646
Akamai Technologies, Inc.*	7,320	43,481
Amdocs Ltd.*	9,590	325,772
BEA Systems, Inc.*	7,120	109,648
BMC Software, Inc.*	510	8,349
Business Objects S.A. (ADR)*	100	3,380
Cadence Design Systems, Inc.*	20,360	446,291
Citrix Systems, Inc.*	6,180	140,039
Computer Associates International, Inc.	9,040	311,790
Legato Systems, Inc.*	8,700	112,839
Macrovision Corp.*	2,800	98,616
Mercury Interactive Corp.*	1,360	46,213
Microsoft Corp.*	13,810	914,912
Netegrity, Inc.*	1,200	23,232
Openwave Systems, Inc.*	4,800	46,992
Oracle Corp.*	65,500	904,555
Peoplesoft, Inc.*	11,350	456,270
Peregrine Systems, Inc.*	14,600	216,518
Quest Software, Inc.*	5,720	126,469
Rational Software Corp.*	26,200	510,900
Siebel Systems, Inc.*	1,600	44,768
StorageNetworks, Inc.*	5,830	36,029
Synopsys, Inc.*	4,650	274,675
Tibco Software, Inc.*	600	8,958
VeriSign, Inc.*	17,325	659,043
Veritas Software Corp.*	22,010	986,708
webMethods, Inc.*	2,930	49,107
		7,991,489

Consumer Finance - 0.6%
Capital One Financial Corp.	3,770	203,392
Household International, Inc.	2,300	133,262
		336,654

Distributors - Food & Health - 0.6%
Andrx Group*	3,175	223,552
Cardinal Health, Inc.	2,160	139,665
		363,217

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 0.9%
Celestica, Inc.*	1,820	$73,510
Flextronics International Ltd.*	4,200	100,758
General Electric Co.	5,760	230,861
SPX Corp.*	1,000	136,900
Symbol Technologies, Inc.	1,200	19,056
		561,085

Electronics - Instruments - 0.7%
Alpha Industries, Inc.*	2,200	47,960
PerkinElmer, Inc.	600	21,012
Tektronix, Inc.*	12,810	330,242
Waters Corp.*	1,100	42,625
		441,839

Electronics - Semiconductors - 5.4%
Altera Corp.*	11,960	253,791
Analog Devices, Inc.*	20,195	896,456
Globespan Virata, Inc.*	3,100	40,145
Intersil Corp.*	6,940	223,815
Maxim Integrated Products, Inc.*	2,400	126,024
Micrel, Inc.*	500	13,115
Microchip Technology, Inc.*	800	30,992
Micron Technology, Inc.*	5,230	162,130
QLogic Corp.*	7,585	337,608
STMicroelectronics N.V.	15,970	505,770
Texas Instruments, Inc.	12,700	355,600
Xilinx, Inc.*	7,890	308,105
		3,253,551

Entertainment - 3.3%
AOL Time Warner, Inc.*	11,120	356,952
Fox Entertainment Group, Inc.*	15,230	404,052
Viacom, Inc.*	27,550	1,216,333
		1,977,337

Equipment - Semiconductors - 0.3%
Novellus Systems, Inc.*	4,370	172,397

Financial - Diversified - 3.5%
American Express Co.	3,700	132,053
Citigroup, Inc.	20,346	1,027,066
Freddie Mac	12,070	789,378
Morgan Stanley Dean Witter & Co.	2,300	128,662
Principal Financial Group, Inc.*	800	19,200
		2,096,359

Footwear - 0.4%
Nike, Inc.	4,410	248,018

Healthcare - Diversified - 3.0%
Abbott Laboratories, Inc.	12,070	672,902
American Home Products Corp.	15,710	963,966
IVAX Corp.*	7,800	157,092
		1,793,960

Equity Securities - Cont'd	Shares	Value
Healthcare - Drug - Generic, Other - 0.5%
Alpharma, Inc.*	500	$13,225
Barr Laboratories, Inc.*	1,100	87,296
ICN Pharmaceuticals, Inc.	600	20,100
Mylan Laboratories, Inc.	2,400	90,000
Sepracor, Inc.*	1,100	62,766
Watson Pharmaceutical, Inc.*	700	21,973
		295,360

Healthcare - Major Pharmaceutical - 5.8%
Allergan, Inc.	5,640	423,282
Biovail Corp.*	9,510	534,938
Elan Corp. plc (ADR)*	1,400	63,084
Eli Lilly & Co.	7,980	626,749
Forest Laboratories, Inc.*	600	49,170
Pfizer, Inc.	13,070	520,839
Sanofi - Synthelabo Groupe (EUR) *	11,270	840,681
Schering-Plough Corp.	6,400	229,184
Shire Pharmaceuticals plc (ADR)*	1,100	40,260
Teva Pharmaceutical Industries Ltd.	3,295	203,071
		3,531,258

Healthcare - Managed Care - 1.1%
Express Scripts, Inc.*	9,990	467,132
UnitedHealth Group, Inc.	3,050	215,849
		682,981

Healthcare - Medical Products & Supplies - 2.7%
Applied Biosystems Group - Applera Corp.	22,240	873,365
Fresenius Medical Care AG (EUR) (Preferred)	1,000	46,145
Guidant Corp.*	13,270	660,846
St. Jude Medical, Inc.*	300	23,295
Stryker Corp.	600	35,022
		1,638,673

Healthcare - Special Services - 1.7%
Healthsouth Corp.*	13,600	201,552
Laboratory Corp. of America Holdings, Inc.*	5,150	416,377
Lincare Holdings, Inc.*	7,080	202,842
Quest Diagnostics, Inc.*	3,035	217,640
		1,038,411

Insurance - Life & Health - 0.8%
Aflac, Inc.	5,050	124,028
Metlife, Inc.	7,820	247,737
UnumProvident Corp.	4,370	115,849
		487,614

Insurance - Multi-Line - 2.1%
American International Group, Inc.	13,250	1,052,050
Hartford Financial Services, Inc.	3,790	238,126
		1,290,176

Insurance - Property & Casualty - 2.1%
ACE Ltd.	12,820	514,723
Safeco Corp.	600	18,690
St. Paul Co.'s, Inc.	11,185	491,804
XL Capital Ltd.	3,050	278,648
		1,303,865

Equity Securities - Cont'd	Shares	Value
Insurance Brokers - 0.0%
Arthur J. Gallagher & Co.	300	$10,347

Internet Infrastructure Equipment - 0.3%
Riverstone Networks, Inc.*	9,620	159,692

Investment Banking & Brokerage - 1.6%
Goldman Sachs Group, Inc.	7,675	711,856
Merrill Lynch & Co., Inc.	4,500	234,540
		946,396

Investment Management - 0.1%
Instinet Group, Inc.*	5,100	51,255

Leisure Time - Products - 1.1%
Harley-Davidson, Inc.	11,990	651,177

Lodging - Hotels - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	6,100	182,085

Manufacturing - Diversified - 4.5%
Danaher Corp.	6,260	377,541
Minnesota Mining & Manufacturing Co.	2,400	283,704
Tyco International, Ltd.	34,570	2,036,173
		2,697,418

Natural Gas - 1.6%
Dynegy, Inc.	15,540	396,270
El Paso Energy Corp.	13,110	584,837
		981,107

Oil - International Integrated - 0.2%
TotalFinaElf S.A. (EUR) *	1,020	145,636

Oil & Gas - Drilling & Equipment - 1.2%
BJ Services Co.*	1,400	45,430
Cooper Cameron Corp.*	1,000	40,360
GlobalSantaFe Corp.	16,853	480,639
Noble Drilling Corp.*	4,150	141,266
		707,695

Oil & Gas - Exploration & Production - 0.6%
Anadarko Petroleum Corp.	4,100	233,085
EOG Resources, Inc.	2,600	101,686
		334,771

Paper & Forest Products - 0.5%
International Paper Co.	7,350	296,573

Personal Care - 0.4%
Gillette Co.	7,020	234,468

Power Producers - Independents - 0.4%
AES Corp.*	9,610	157,123
Calpine Corp.*	4,720	79,249
		236,372

Equity Securities - Cont'd	Shares	Value
Publishing - 0.4%
McGraw-Hill Co.'s, Inc.	2,500	$152,450
Meredith Corp.	1,500	53,475
Reed International plc (GBP) *	6,400	53,035
		258,960

Publishing - Newspapers - 0.4%
E.W. Scripps Co.	400	26,400
Lee Enterprises, Inc.	300	10,911
McClatchy Co.	700	32,900
New York Times Co.	1,300	56,225
Tribune Co.	3,200	119,776
		246,212

Restaurants - 0.8%
Applebees International, Inc.	840	28,728
Brinker International, Inc.*	4,800	142,848
CEC Entertainment, Inc.*	2,780	120,624
Darden Restaurants, Inc.	1,800	63,720
Jack in the Box, Inc.*	700	19,278
Panera Bread Co.*	400	20,816
PF Chang's China Bistro, Inc.*	200	9,460
Sonic Corp.*	600	21,600
Starbucks Corp.*	4,100	78,105
		505,179

Retail - Building Supplies - 0.8%
Home Depot, Inc.	3,095	157,876
Lowe's Co.'s, Inc.	7,580	351,788
		509,664

Retail - Department Stores - 0.2%
Kohls Corp.*	1,300	91,572

Retail - Discounters - 0.0%
Dollar Tree Stores, Inc.*	800	24,728

Retail - Drug Stores - 0.5%
Caremark Rx, Inc.*	6,200	101,122
Walgreen Co.	5,300	178,398
		279,520

Retail - Food Chains - 0.7%
Kroger Co.*	19,960	416,565

Retail - General Merchandise - 1.2%
BJ's Wholesale Club, Inc.*	1,700	74,970
Costco Wholesale Corp.*	7,120	315,986
Sears, Roebuck & Co.	1,500	71,460
Target Corp.	6,600	270,930
		733,346

Retail - Specialty - 0.4%
Barnes & Noble, Inc.*	6,375	188,700
Tiffany & Co.	700	22,029
		210,729

Equity Securities - Cont'd	Shares	Value
Services - Commercial & Consumer - 1.8%
Aramark Corp.*	1,010	$27,169
Cendant Corp.*	26,240	514,566
IMS Health, Inc.	27,120	529,111
Weight Watchers International, Inc.*	30	1,015
		1,071,861

Services - Computer Systems - 1.0%
Sabre Holdings Corp.*	1,400	59,290
Sungard Data Systems, Inc.*	19,780	572,235
		631,525

Services - Data Processing - 6.9%
Automatic Data Processing, Inc.	14,490	853,461
Bisys Group, Inc.*	10,300	659,097
CheckFree Corp.*	270	4,860
Concord EFS, Inc.*	30,120	987,333
DST Systems, Inc.*	10,080	502,488
First Data Corp.	9,840	771,948
Fiserv, Inc.*	10,105	427,644
		4,206,831

Services - Employment - 0.3%
Robert Half International, Inc.*	6,930	185,031

Telecommunication Equipment - 0.0%
Tandberg ASA (NOK) *	1,100	24,508

Telecommunications - Cell / Wireless - 2.3%
American Tower Corp., Class A*	15,300	144,891
AT&T Wireless Services, Inc.*	27,700	398,049
Nextel Partners, Inc.*	5,590	67,080
Powerwave Technologies, Inc.*	900	15,552
Sprint Corp. - PCS Group*	21,340	520,909
VodaFone Group plc (ADR)	9,673	248,403
		1,394,884

Telecommunications - Long Distance - 0.3%
Time Warner Telecom, Inc.*	11,590	205,027

Telephone - 0.3%
Qwest Communications International, Inc.	12,490	176,484

Truckers - 0.1%
United Parcel Service, Inc.	1,400	76,300

Total Equity Securities (Cost $59,044,384)		58,736,717

	Principal
U. S. Government Agencies and Instrumentalities - 3.4%	Amount
Freddie Mac Discount Notes, 1.49%, 1/2/02	$2,069,000	2,068,914

Total U. S. Government Agencies and Instrumentalities (Cost $2,068,914)		2,068,914

TOTAL INVESTMENTS (Cost $61,113,298) - 100.2%		60,805,631
Other assets and liabilities, net - (0.2%)		(144,069)
Net Assets - 100%		$60,661,562

See notes to schedules of investments and notes to financial statements.

Research Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 98.1%	Shares	Value
Aerospace / Defense - 1.0%
Northrop Grumman Corp.	2,200	$221,782

Aluminum - 0.6%
Alcoa, Inc.	3,510	124,780

Automobiles - 0.3%
Honda Motor Co. (JPY)*	1,400	55,889

Banks - Major Regional - 2.8%
Comerica, Inc.	1,300	74,490
FleetBoston Financial Corp.	9,780	356,970
PNC Financial Services Group, Inc.	2,120	119,144
SouthTrust Corp.	3,160	77,957
		628,561

Banks - Money Center - 2.2%
Bank of America Corp.	7,700	484,715

Beverages - Alcoholic - 1.5%
Anheuser-Busch Co.'s, Inc.	4,940	223,337
Diageo plc (GBP)*	9,271	105,804
		329,141

Beverages - Non-alcoholic - 0.3%
Pepsico, Inc.	1,337	65,098

Biotechnology - 1.1%
Genzyme Corp - General Division*	3,900	233,454

Broadcast - Television, Radio & Cable - 3.7%
Charter Communications, Inc.*	3,800	62,434
Clear Channel Communications, Inc.*	7,370	375,207
Comcast Corp.*	5,300	190,800
Echostar Communications Corp.*	6,620	181,851
USA Networks, Inc.*	500	13,655
		823,947

Building - Heavy Construction - 0.1%
Technip-Coflexip S.A. (ADR)	235	31,378

Chemicals - 1.9%
Air Products & Chemicals, Inc.	1,560	73,180
Novartis AG (CHF)	1,300	46,999
Praxair, Inc.	2,210	122,102
Syngenta AG (CHF)*	3,295	170,746
		413,027

Communications Equipment - 2.5%
CIENA Corp.*	8,540	122,208
Comverse Technology, Inc.*	6,360	142,273
Motorola, Inc.	10,600	159,212
Qualcomm, Inc.*	2,700	136,350
		560,043

Equity Securities - Cont'd	Shares	Value
Computer Hardware - 2.1%
Dell Computer Corp.*	6,000	$163,080
International Business Machines Corp.	2,570	310,867
		473,947

Computers - Networking - 0.3%
Enterasys Networks, Inc.*	7,230	63,985

Computers - Software & Services - 2.9%
Amdocs Ltd.*	4,770	162,037
Oracle Corp.*	15,510	214,193
Rational Software Corp.*	4,410	85,995
VeriSign, Inc.*	2,940	111,838
Veritas Software Corp.*	1,728	77,466
		651,529

Consumer Finance - 1.2%
Capital One Financial Corp.	5,080	274,066

Distributors - Food & Health - 0.8%
Cardinal Health, Inc.	2,805	181,371

Electrical Equipment - 1.5%
Flextronics International Ltd.*	4,832	115,920
SPX Corp.*	1,550	212,195
		328,115

Electronics - Semiconductors - 4.2%
Analog Devices, Inc.*	7,590	336,920
Atmel Corp.*	28,280	208,424
Intel Corp.	3,820	120,139
Linear Technology Corp.	4,500	175,680
QLogic Corp.*	1,844	82,076
		923,239

Entertainment - 3.3%
AOL Time Warner, Inc.*	5,995	192,440
Viacom, Inc.*	12,462	550,197
		742,637

Financial - Diversified - 6.4%
Citigroup, Inc.	9,866	498,036
Fannie Mae	5,460	434,070
Freddie Mac	7,410	484,614
		1,416,720

Foods - 0.4%
Unilever N.V. (NLG)*	1,500	87,925

Footwear - 0.8%
Nike, Inc.	3,200	179,968

Healthcare - Diversified - 4.5%
American Home Products Corp.	9,900	607,464
Johnson & Johnson	6,500	384,150
		991,614

Equity Securities - Cont'd	Shares	Value
Healthcare - Drugs Major Pharmaceutical - 5.9%
Allergan, Inc.	600	$45,030
Eli Lilly & Co.	6,800	534,072
Pfizer, Inc.	14,095	561,686
Sanofi-Synthelabo Groupe (EUR)*	2,150	160,378
		1,301,166

Healthcare - Managed Care - 1.0%
Cigna Corp.	2,290	212,168

Healthcare - Medical Products & Supplies - 1.9%
Applied Biosystems Group - Applera Corp.	6,350	249,365
Guidant Corp.*	3,480	173,304
		422,669

Household Products - Non-Durable - 1.6%
Kimberly-Clark Corp.	2,000	119,600
Procter & Gamble Co.	3,000	237,390
		356,990

Insurance - Life & Health - 1.8%
Aflac, Inc.	4,910	120,590
Metlife, Inc.	8,930	282,902
		403,492

Insurance - Multi-Line - 2.6%
American International Group, Inc.	5,790	459,726
Hartford Financial Services, Inc.	1,800	113,094
		572,820

Insurance - Property & Casualty - 4.0%
ACE Ltd.	5,900	236,885
Allstate Corp.	3,500	117,950
Chubb Corp.	1,200	82,800
St. Paul Co.'s, Inc.	4,880	214,574
XL Capital Ltd.	2,600	237,536
		889,745

Investment Banking / Brokerage - 0.9%
Goldman Sachs Group, Inc.	800	74,200
Merrill Lynch & Co., Inc.	2,400	125,088
		199,288

Leisure Time - Products - 1.2%
Harley-Davidson, Inc.	4,830	262,317

Lodging - Hotels - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	2,300	68,655

Machinery - Diversified - 1.1%
Deere & Co.	5,430	237,074

Manufacturing - Diversified - 5.0%
Danaher Corp.	2,600	156,806
Illinois Tool Works, Inc.	1,500	101,580
Jefferson Smurfit Group plc (EUR)*	22,500	48,843
Minnesota Mining & Manufacturing Co.	2,560	302,618
Tyco International Ltd.	8,400	494,760
		1,104,607

Equity Securities - Cont'd	Shares	Value
Natural Gas - 2.2%
Dynegy, Inc.	7,450	$189,975
El Paso Energy Corp.	5,985	266,991
Equitable Resources, Inc.	1,240	42,247
		499,213

Oil - International Integrated - 4.4%
BP plc*	15,316	118,902
Exxon Mobil Corp.	16,548	650,337
TotalFinaElf S.A. (EUR) *	1,470	209,887
		979,126

Oil & Gas - Drilling & Equipment - 0.4%
GlobalSantaFe Corp.	3,098	88,357

Oil & Gas - Exploration & Production - 1.8%
Anadarko Petroleum Corp.	2,100	119,385
Apache Corp.	1,265	63,098
Devon Energy Corp.	2,660	102,809
EOG Resources, Inc.	3,180	124,370
		409,662

Paper & Forest Products - 0.7%
International Paper Co.	2,700	108,945
Willamette Industries, Inc.	1,000	52,120
		161,065

Personal Care - 0.6%
Gillette Co.	4,000	133,600

Power Producers - Independents - 0.4%
Calpine Corp.*	4,780	80,256

Retail - Building Supplies - 2.3%
Home Depot, Inc.	7,300	372,373
Lowe's Co.'s, Inc.	3,000	139,230
		511,603

Retail - Discounters - 0.4%
Family Dollar Stores, Inc.	2,900	86,942

Retail - Food Chains - 1.9%
Safeway, Inc.*	9,900	413,325

Retail - General Merchandise - 3.0%
Sears, Roebuck & Co.	4,500	214,380
Target Corp.	5,900	242,195
Wal-Mart Stores, Inc.	3,690	212,360
		668,935

Services - Computer Systems - 0.7%
Sungard Data Systems, Inc.*	5,300	153,329

Services - Data Processing - 0.8%
Automatic Data Processing, Inc.	3,010	177,289

Telecommunications - Cell / Wireless - 1.0%
AT&T Wireless Services, Inc.*	11,913	171,190
SBA Communications Corp.*	4,630	60,282
		231,472

Equity Securities - Cont'd	Shares	Value
Telecommunications - Long Distance - 1.4%
Sprint Corp. - FON Group	12,100	$242,968
Vodafone Airtouch (GBP)*	29,673	77,542
		320,510

Telephone - 1.6%
Bellsouth Corp.	9,100	347,165

Truckers - 0.8%
United Parcel Service, Inc.	3,100	168,950

Total Equity Securities (Cost $22,334,712)		21,748,721

	Principal
U.S. Government Agencies and Instrumentalities - 1.8%	Amount
Freddie Mac Discount Notes, 1.49%, 1/2/02	$400,000	399,984

Total U.S. Government Agencies and Instrumentalities (Cost $399,984)		399,984

TOTAL INVESTMENTS (Cost $22,734,696) - 99.9%		22,148,705
Other assets and liabilities, net - 0.1%		24,547
Net Assets - 100%		$22,173,252

See notes to schedules of investments and notes to financial statements.

Growth with Income Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 96.5%	Shares	Value
Aerospace / Defense - 0.6%
Boeing Co.	470	$18,227
General Dynamics Corp.	760	60,526
Northrop Grumman Corp.	700	70,567
		149,320

Air Freight - 0.3%
FedEx Corp.*	1,700	88,196

Aluminum - 0.8%
Alcoa, Inc.	6,230	221,476

Automobiles - 0.1%
Ford Motor Co.	2,000	31,440

Banks - Major Regional - 2.9%
Bank of Ireland (EUR)	1,200	11,355
Comerica, Inc.	2,560	146,688
FleetBoston Financial Corp.	4,370	159,505
Mellon Financial Corp.	2,200	82,764
PNC Financial Services Group, Inc.	1,250	70,250
SouthTrust Corp.	1,400	34,538
US Bancorp	1,570	32,860
Wells Fargo & Co.	5,040	218,988
		756,948

Banks - Money Center - 1.5%
Bank of America Corp.	6,100	383,995

Beverages - Alcoholic - 1.4%
Anheuser-Busch Co.'s, Inc.	5,120	231,475
Diageo plc (GBP)	12,022	137,199
		368,674

Beverages - Non-alcoholic - 1.2%
Coca-Cola Co.	750	35,362
Pepsico, Inc.	5,633	274,271
		309,633

Biotechnology - 0.1%
Genentech, Inc.*	700	37,975

Broadcast - Television, Radio & Cable - 1.1%
Clear Channel Communications, Inc.*	4,700	239,277
Comcast Corp.*	600	21,600
Echostar Communications Corp.*	600	16,482
Liberty Media Corp.*	1,300	18,200
		295,559

Equity Securities - Cont'd	Shares	Value
Chemicals - 2.1%
Air Products & Chemicals, Inc.	1,900	$89,129
Akzo Nobel N.V. (EUR)	1,290	57,587
Dow Chemical Co.	1,000	33,780
E.I. Du Pont de Nemours & Co.	730	31,032
Novartis AG (CHF)	1,700	61,461
Praxair, Inc.	2,500	138,125
Rohm & Haas Co.	960	33,245
Syngenta AG (CHF)	2,128	110,272
		554,631

Communications Equipment - 1.6%
CIENA Corp.*	800	11,448
JDS Uniphase Corp.*	1,580	13,714
Motorola, Inc.	7,800	117,156
Nokia Corp.	5,720	140,312
Nortel Networks Corp.	3,500	26,250
Qualcomm, Inc.*	2,000	101,000
		409,880

Computers - Hardware - 3.4%
Compaq Computer Corp.	3,060	29,866
Dell Computer Corp.*	4,200	114,156
International Business Machines Corp.	5,670	685,843
Sun Microsystems, Inc.*	6,500	79,950
		909,815

Computers - Networking - 0.9%
Cisco Systems, Inc.*	13,330	241,406

Computers - Peripherals - 0.2%
EMC Corp.*	1,370	18,413
Lexmark International, Inc.*	700	41,300
		59,713

Computers - Software & Services - 5.3%
Adobe Systems, Inc.	2,400	74,520
Amdocs Ltd.*	1,765	59,957
BMC Software, Inc.*	1,500	24,555
Check Point Software Technologies Ltd.*	690	27,524
Microsoft Corp.*	11,860	785,725
Oracle Corp.*	17,320	239,189
VeriSign, Inc.*	800	30,432
Veritas Software Corp.*	3,260	146,146
		1,388,048

Consumer Finance - 0.5%
Capital One Financial Corp.	2,700	145,665

Distributors - Food & Health - 1.0%
Cardinal Health, Inc.	2,620	169,409
Kraft Foods, Inc.*	900	30,627
McKesson Corp.	700	26,180
Sysco Corp.	1,490	39,068
		265,284

Equity Securities - Cont'd	Shares	Value
Electric Companies - 1.2%
Dominion Resources, Inc.	1,300	$78,130
Duke Energy Corp.	1,300	51,038
Exelon Corp.	3,025	144,837
FirstEnergy Corp.	800	27,984
TXU Corp. (Growth Prides)*	270	6,750
		308,739

Electrical Equipment - 2.5%
Flextronics International, Ltd.*	1,080	25,909
General Electric Co.	15,790	632,863
		658,772

Electronics - Instruments - 0.1%
Agilent Technologies, Inc.*	600	17,106

Electronics - Semiconductors - 2.7%
Analog Devices, Inc.*	5,740	254,799
Intel Corp.	3,550	111,647
Linear Technology Corp.	1,700	66,368
LSI Logic Corp.*	500	7,890
Maxim Integrated Products, Inc.*	600	31,506
Micron Technology, Inc.*	600	18,600
STMicroelectronics N.V.	1,900	60,173
Texas Instruments, Inc.	6,240	174,720
		725,703

Entertainment - 3.1%
AOL Time Warner, Inc.*	9,490	304,629
Viacom, Inc.*	10,435	460,705
Walt Disney Co.	2,200	45,584
		810,918

Equipment - Semiconductors - 0.4%
Lam Research Corp.*	700	16,254
Novellus Systems, Inc.*	2,300	90,735
		106,989

Financial - Diversified - 7.0%
Citigroup, Inc.	13,186	665,629
Fannie Mae	2,660	211,470
Freddie Mac	10,170	665,118
Morgan Stanley Dean Witter & Co.	3,090	172,855
State Street Corp.	2,500	130,625
		1,845,697

Foods - 0.4%
Kellogg Co.	400	12,040
Nestle S.A. (CHF)	407	86,815
		98,855

Footwear - 0.2%
Nike, Inc.	1,000	56,240

Healthcare - Diversified - 5.2%
Abbott Laboratories, Inc.	3,580	199,585
American Home Products Corp.	9,480	581,693
Bristol-Myers Squibb Co.	5,750	293,250
Johnson & Johnson	5,260	310,866
		1,385,394

Equity Securities - Cont'd	Shares	Value
Healthcare - Drug - Major Pharmaceutical - 7.0%
Allergan, Inc.	1,460	$109,573
Eli Lilly & Co.	5,700	447,678
Merck & Co., Inc.	1,880	110,544
Pfizer, Inc.	20,505	817,124
Pharmacia Corp.	2,000	85,300
Sanofi-Synthelabo (EUR) *	1,765	131,659
Schering-Plough Corp.	4,270	152,909
		1,854,787

Healthcare - Hospital Management - 0.5%
HCA, Inc.	3,510	135,275

Healthcare - Managed Care - 0.7%
Cigna Corp.	1,160	107,474
UnitedHealth Group, Inc.	960	67,939
		175,413

Healthcare - Medical Products & Supplies - 1.0%
Applied Biosystems Group - Applera Corp.	3,080	120,952
Guidant Corp.*	2,870	142,926
		263,878

Household Products - Non-Durable - 1.3%
Kimberly-Clark Corp.	1,300	77,740
Procter & Gamble Co.	3,360	265,877
		343,617

Insurance - Life & Health - 1.0%
Aflac, Inc.	1,330	32,665
Lincoln National Corp.	1,020	49,542
Metlife, Inc.	4,530	143,510
UnumProvident Corp.	1,630	43,211
		268,928

Insurance - Multi-Line - 3.1%
American International Group	8,290	658,226
Hartford Financial Services, Inc.	2,560	160,845
		819,071

Insurance - Property & Casualty - 1.8%
Allstate Corp.	1,000	33,700
Chubb Corp.	400	27,600
Munchener Ruckvers NPV (Regd) (EUR)	100	27,145
St. Paul Co.'s, Inc.	6,450	283,607
XL Capital Ltd.	1,100	100,496
		472,548

Insurance Brokers - 0.2%
Marsh & McLennan Co.'s	530	56,948

Investment Banking / Brokerage - 1.2%
Goldman Sachs Group, Inc.	1,400	129,850
Merrill Lynch & Co., Inc.	3,750	195,450
		325,300

Machinery - Diversified - 0.9%
Caterpillar, Inc.	1,000	52,250
Deere & Co.	3,150	137,529
Ingersoll-Rand Co.	1,100	45,991
		235,770

Equity Securities - Cont'd	Shares	Value
Manufacturing - Diversified - 2.9%
Danaher Corp.	1,000	$60,310
Minnesota Mining & Manufacturing Co.	1,870	221,053
Tyco International, Ltd.	8,050	474,145
		755,508

Manufacturing - Specialized - 0.1%
Avery Dennison Corp.	600	33,918

Natural Gas - 1.2%
Dynegy, Inc.	1,000	25,500
El Paso Energy Corp.	2,849	127,094
KeySpan Corp.	1,000	34,650
NiSource, Inc.	3,870	89,242
Williams Co.'s, Inc.	2,070	52,826
		329,312

Oil & Gas - Drilling & Equipment - 1.1%
Baker Hughes, Inc.	3,130	114,151
GlobalSantaFe Corp.	2,300	65,596
Schlumberger, Ltd.	2,000	109,900
		289,647

Oil & Gas - Exploration & Production - 0.7%
Anadarko Petroleum Corp.	1,600	90,960
Apache Corp.	847	42,248
Devon Energy Corp.	300	11,595
Unocal Corp.	1,100	39,677
		184,480

Oil - Domestic Integrated - 0.3%
Conoco, Inc.	1,360	38,488
Occidental Petroleum Corp.	1,080	28,652
		67,140

Oil - International Integrated - 4.0%
BP plc	4,172	194,040
ChevronTexaco Corp.	700	62,727
Exxon Mobil Corp.	15,404	605,377
TotalFinaElf S.A.	1,500	105,360
TotalFinaElf S.A. (EUR) *	600	85,668
		1,053,172

Paper & Forest Products - 0.7%
International Paper Co.	4,300	173,505

Personal Care - 0.8%
Estee Lauder Co.'s, Inc.	900	28,854
Gillette Co.	5,760	192,384
		221,238

Power Producers - 0.1%
Calpine Corp.*	1,600	26,864

Publishing - 0.2%
McGraw-Hill Co.'s, Inc.	1,000	60,980

Publishing - Newspapers - 1.5%
Gannett Co., Inc.	3,310	222,531
New York Times Co.	4,170	180,353
		402,884

Equity Securities - Cont'd	Shares	Value
Railroads - 0.6%
Burlington Northern Santa Fe Corp.	700	$19,971
Canadian National Railway Co.	2,884	139,240
		159,211

Retail - Building Supplies - 0.6%
Home Depot, Inc.	590	30,096
Lowe's Co.'s, Inc.	2,500	116,025
		146,121

Retail - Discounters - 0.1%
Family Dollar Stores, Inc.	600	17,988

Retail - Drug Stores - 0.2%
Walgreen Co.	1,500	50,490

Retail - Food Chains - 1.6%
Kroger Co.*	8,370	174,682
Safeway, Inc.*	5,820	242,985
		417,667

Retail - General Merchandise - 3.6%
Costco Wholesale Corp.*	2,300	102,074
Sears, Roebuck & Co.	3,400	161,976
Target Corp.	4,800	197,040
Wal-Mart Stores, Inc.	8,500	489,175
		950,265

Retail - Specialty Apparel - 0.1%
Fast Retailing Co., Ltd. (JPY)	200	17,800
Gap, Inc. (The)	1,200	16,728
		34,528

Services - Commercial & Consumer - 0.4%
Cendant Corp.*	900	17,649
IMS Health, Inc.	2,180	42,532
Reuters Group plc	720	43,193
		103,374

Services - Data Processing - 2.0%
Automatic Data Processing, Inc.	2,570	151,373
Concord EFS, Inc.*	1,300	42,614
First Data Corp.	4,150	325,568
		519,555

Telecommunications - Cell / Wireless - 0.7%
AT&T Wireless Services, Inc.*	6,904	99,211
Sprint Corp. - PCS Group*	3,220	78,600
		177,811

Telecommunications - Long Distance - 0.9%
AT&T Corp.	6,340	115,008
BCE, Inc.	1,400	31,920
Sprint Corp. - FON Group	5,040	101,203
		248,131

Telephone - 3.5%
Alltel Corp.	780	48,149
Bellsouth Corp.	7,200	274,680
SBC Communications, Inc.	6,750	264,398
Verizon Communications, Inc.	7,280	345,509
		932,736

Equity Securities - Cont'd	Shares	Value
Tobacco - 1.5%
Philip Morris Co.'s, Inc.	8,700	$398,895

Truckers - 0.4%
United Parcel Service, Inc.	1,800	98,100

Waste Management - 0.2%
Waste Management, Inc.	1,900	60,629

Total Equity Securities (Cost $24,985,037)		25,497,755

U.S. Government Agencies and Instrumentalities - 3.0%	Par Value	Value
Freddie Mac Discount Notes, 1.49%, 1/2/02	$797,000	796,967

Total U.S. Government Agencies and Instrumentalities (Cost $796,967)		796,967

TOTAL INVESTMENTS (Cost $25,782,004) - 99.5%		26,294,722
Other assets and liabilities, net - 0.5%		122,456
Net Assets - 100%		$26,417,178

See notes to schedules of investments and notes to financial statements.

Index 500 Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 97.1%	Shares	Value
Aerospace / Defense - 0.8%
Boeing Co.	11,300	$438,214
General Dynamics Corp.	2,700	215,028
Goodrich Corp.	1,400	37,268
Lockheed Martin Corp.	5,900	275,353
Northrop Grumman Corp.	1,400	141,134
		1,106,997

Agricultural Products - 0.1%
Archer-Daniels-Midland Co.	9,192	131,905

Air Freight - 0.2%
FedEx Corp.*	4,200	217,896

Airlines - 0.2%
AMR Corp.*	2,100	46,557
Delta Air Lines, Inc.	1,800	52,668
Southwest Airlines Co.	10,150	187,572
US Airways Group, Inc.*	1,000	6,340
		293,137

Aluminum - 0.4%
Alcan, Inc.	4,400	158,092
Alcoa, Inc.	11,720	416,646
		574,738

Auto Parts & Equipment - 0.3%
Cooper Tire & Rubber Co.	1,200	19,152
Dana Corp.	2,200	30,536
Delphi Automotive Systems Corp.	7,700	105,182
Genuine Parts Co.	2,200	80,740
Goodyear Tire & Rubber Co.	2,300	54,763
Snap-On, Inc.	900	30,294
TRW, Inc.	1,800	66,672
Visteon Corp.	1,800	27,072
		414,411

Automobiles - 0.5%
Ford Motor Co.	24,790	389,699
General Motors Corp.	7,372	358,279
		747,978

Banks - Major Regional - 4.0%
Amsouth BanCorp.	5,100	96,390
Bank of New York Co., Inc.	9,800	399,840
Bank One Corp.	15,800	616,990
BB&T Corp.	5,900	213,049
Comerica, Inc.	2,500	143,250
Fifth Third Bancorp.	7,783	477,331
FleetBoston Financial Corp.	14,052	512,898
Huntington Bancshares, Inc.	3,630	62,400
KeyCorp Ltd.	5,900	143,606
Mellon Financial Corp.	6,400	240,768
National City Corp.	8,200	239,768
Northern Trust Corp.	3,100	186,682
PNC Financial Services Group, Inc.	4,000	224,800

Equity Securities - Cont'd	Shares	Value
Banks - Major Regional - Cont'd
Regions Financial Corp.	3,100	$92,814
SouthTrust Corp.	4,700	115,949
Suntrust Banks, Inc.	4,000	250,800
Synovus Financial Corp.	3,900	97,695
Union Planters Corp.	1,800	81,234
US Bancorp	26,321	550,899
Wells Fargo & Co.	23,100	1,003,695
Zions Bancorp.	1,300	68,354
		5,819,212

Banks - Money Center - 1.3%
Bank of America Corp.	21,300	1,340,835
Wachovia Corp.	18,400	577,024
		1,917,859

Beverages - Alcoholic - 0.4%
Adolph Coors Co.	400	21,360
Anheuser-Busch Co.'s, Inc.	11,900	537,999
Brown-Forman Corp.	1,000	62,600
		621,959

Beverages - Non-alcoholic - 2.0%
Coca-Cola Co.	33,500	1,579,525
Coca-Cola Enterprises, Inc.	6,000	113,640
Pepsi Bottling Group, Inc.	4,000	94,000
Pepsico, Inc.	23,670	1,152,492
		2,939,657

Biotechnology - 1.1%
Amgen, Inc.*	14,100	795,804
Biogen, Inc.*	2,000	114,700
Chiron Corp.*	2,600	113,984
Genzyme Corp - General Division*	2,800	167,608
Immunex Corp.*	7,400	205,054
Medimmune, Inc.*	2,900	134,415
		1,531,565

Broadcast - Television, Radio, Cable - 0.7%
Clear Channel Communications, Inc.*	7,900	402,189
Comcast Corp.*	12,800	460,800
Univision Communications, Inc.*	2,700	109,242
		972,231

Building Materials - 0.1%
Masco Corp.	6,100	149,450

Chemicals - 1.2%
Air Products & Chemicals, Inc.	3,100	145,421
Dow Chemical Co.	12,122	409,481
E.I. Du Pont de Nemours & Co.	14,100	599,391
Eastman Chemical Co.	1,100	42,922
Ecolab, Inc.	1,600	64,400
Engelhard Corp.	1,600	44,288
Great Lakes Chemical Corp.	600	14,568
Hercules, Inc.*	1,700	17,000
International Flavors & Fragrances, Inc.	1,300	38,623
PPG Industries, Inc.	2,300	118,956
Praxair, Inc.	2,100	116,025
Rohm & Haas Co.	3,000	103,890
Sigma-Aldrich Corp.	1,100	43,351
		1,758,316

Equity Securities - Cont'd	Shares	Value
Communications Equipment - 1.5%
ADC Telecommunications, Inc.*	9,800	$45,080
Andrew Corp.*	1,200	26,268
CIENA Corp.*	4,600	65,826
Comverse Technology, Inc.*	2,400	53,688
Corning, Inc.	12,600	112,392
JDS Uniphase Corp.*	17,900	155,372
Lucent Technologies, Inc.	46,400	291,856
Motorola, Inc.	29,801	447,611
Nortel Networks Corp.	43,300	324,750
Qualcomm, Inc.*	10,200	515,100
Scientific-Atlanta, Inc.	2,300	55,062
Tellabs, Inc.*	5,300	79,288
		2,172,293

Computers - Hardware - 3.6%
Apple Computer, Inc.*	4,500	98,550
Compaq Computer Corp.	22,900	223,504
Dell Computer Corp.*	35,000	951,300
Gateway, Inc.*	4,700	37,788
Hewlett-Packard Co.	26,100	536,094
International Business Machines Corp.	23,300	2,818,368
NCR Corp.*	1,400	51,604
Palm, Inc.*	8,109	31,463
Sun Microsystems, Inc.*	44,100	542,430
		5,291,101

Computers - Networking - 1.3%
Avaya, Inc.*	3,658	44,445
Cisco Systems, Inc.*	98,700	1,787,457
Network Appliance, Inc.*	4,100	89,667
		1,921,569

Computers - Peripherals - 0.3%
EMC Corp.*	29,900	401,856
Lexmark International, Inc.*	1,700	100,300
		502,156

Computers - Software & Services - 5.1%
Adobe Systems, Inc.	3,200	99,360
Autodesk, Inc.	600	22,362
BMC Software, Inc.*	3,600	58,932
Citrix Systems, Inc.*	2,400	54,384
Computer Associates International, Inc.	7,700	265,573
Compuware Corp.*	5,400	63,666
Intuit, Inc.*	2,800	119,784
Mercury Interactive Corp.*	1,200	40,776
Microsoft Corp.*	72,800	4,823,000
Novell, Inc.*	5,300	24,327
Oracle Corp.*	75,100	1,037,131
Parametric Technology Corp.*	3,900	30,459
Peoplesoft, Inc.*	3,900	156,780
Siebel Systems, Inc.*	6,000	167,880
Unisys Corp.*	4,600	57,684
Veritas Software Corp.*	5,300	237,599
Yahoo, Inc.*	7,400	131,276
		7,390,973

Construction Materials - 0.0%
Vulcan Materials Co.	1,400	67,116

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 0.7%
Capital One Financial Corp.	2,900	$156,455
Countrywide Credit Industries, Inc.	1,700	69,649
Household International, Inc.	6,200	359,228
MBNA Corp.	11,500	404,800
Providian Financial Corp.	4,000	14,200
		1,004,332

Consumer - Jewelry, Novelty, Gifts - 0.0%
American Greetings Corp.	900	12,402

Containers & Packaging - Metal & Glass - 0.0%
Ball Corp.	400	28,280

Containers & Packaging - Paper - 0.1%
Bemis Co.	800	39,344
Pactiv Corp.*	2,100	37,275
Temple-Inland, Inc.	700	39,711
		116,330

Distributors - Food & Health - 0.6%
AmerisourceBergen Corp.	1,403	89,161
Cardinal Health, Inc.	6,050	391,193
McKesson Corp.	3,900	145,860
Supervalu, Inc.	2,000	44,240
Sysco Corp.	9,100	238,602
		909,056

Electric Companies - 2.2%
Allegheny Energy, Inc.	1,800	65,196
Ameren Corp.	1,800	76,140
American Electric Power Co.	4,300	187,179
Cinergy Corp.	2,300	76,889
CMS Energy Corp.	1,800	43,254
Consolidated Edison, Inc.	2,900	117,044
Constellation Energy Group, Inc.	2,100	55,755
Dominion Resources, Inc.	3,316	199,292
DTE Energy Co.	2,300	96,462
Duke Energy Corp.	10,500	412,230
Edison International	4,300	64,930
Entergy Corp.	3,000	117,330
Exelon Corp.	4,450	213,066
FirstEnergy Corp.	4,061	142,054
FPL Group, Inc.	2,400	135,360
Mirant Corp.*	4,636	74,269
Niagara Mohawk Holdings, Inc.*	2,400	42,552
PG&E Corp.	5,200	100,048
Pinnacle West Capital Corp.	1,200	50,220
PPL Corp.	2,100	73,185
Progress Energy, Inc.	2,941	132,433
Public Service Enterprise Group	2,900	122,351
Reliant Energy, Inc.	4,000	106,080
Southern Co.	9,100	230,685
Teco Energy, Inc.	1,800	47,232
TXU Corp.	3,500	165,025
XCEL Energy, Inc.	4,645	128,852
		3,275,113

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 4.3%
American Power Conversion*	2,800	$40,488
Cooper Industries, Inc.	1,200	41,904
Emerson Electric Co.	5,900	336,890
General Electric Co.	134,100	5,374,728
Molex, Inc.	2,525	78,149
Power-One, Inc.*	1,100	11,451
Rockwell Collins, Inc.	2,700	52,650
Rockwell International Corp.	2,700	48,222
Sanmina-SCI Corp.*	7,000	139,300
Solectron Corp.*	9,900	111,672
Symbol Technologies, Inc.	3,300	52,404
Thomas & Betts Corp.	900	19,035
		6,306,893

Electronics - Component Distributor - 0.0%
W.W. Grainger, Inc.	1,200	57,600

Electronics - Defense - 0.1%
Raytheon Co.	4,900	159,103

Electronics - Instruments - 0.2%
Agilent Technologies, Inc.*	6,278	178,986
PerkinElmer, Inc.	1,400	49,028
Tektronix, Inc.*	1,400	36,092
Waters Corp.*	1,700	65,841
		329,947

Electronics - Semiconductors - 3.7%
Advanced Micro Devices, Inc.*	4,400	69,784
Altera Corp.*	5,300	112,466
Analog Devices, Inc.*	4,800	213,072
Applied Micro Circuits Corp.*	4,400	49,808
Broadcom Corp.*	3,500	143,045
Conexant Systems, Inc.*	3,500	50,260
Intel Corp.	90,700	2,852,515
Linear Technology Corp.	4,400	171,776
LSI Logic Corp.*	4,700	74,166
Maxim Integrated Products, Inc.*	4,500	236,295
Micron Technology, Inc.*	8,000	248,000
National Semiconductor Corp.*	2,500	76,975
Nvidia Corp.*	1,800	120,420
PMC - Sierra, Inc.*	2,300	48,898
QLogic Corp.*	1,200	53,412
Texas Instruments, Inc.	23,600	660,800
Vitesse Semiconductor Corp.*	2,800	34,804
Xilinx, Inc.*	4,600	179,630
		5,396,126

Engineering & Construction - 0.0%
Fluor Corp.	1,100	41,140
McDermott International, Inc.*	900	11,043
		52,183

Entertainment - 2.4%
AOL Time Warner, Inc.*	59,700	1,916,370
Viacom, Inc.*	24,131	1,065,384
Walt Disney Co.	27,500	569,800
		3,551,554

Equity Securities - Cont'd	Shares	Value
Equipment - Semiconductors - 0.5%
Applied Materials, Inc.*	11,100	$445,110
Kla-Tencor Corp.*	2,500	123,900
Novellus Systems, Inc.*	1,800	71,010
Teradyne, Inc.*	2,500	75,350
		715,370

Financial - Diversified - 5.8%
AMBAC Financial Group, Inc.	1,500	86,790
American Express Co.	18,000	642,420
Citigroup, Inc.	69,506	3,508,663
Equity Office Properties Trust	5,500	165,440
Equity Residential Properties Trust	3,500	100,485
Fannie Mae	13,500	1,073,250
Freddie Mac	9,300	608,220
JP Morgan Chase & Co.	26,730	971,635
Moody's Corp.	2,100	83,706
Morgan Stanley Dean Witter & Co.	14,800	827,912
State Street Corp.	4,400	229,900
USA Education, Inc.	2,200	184,844
		8,483,265

Foods - 1.3%
Campbell Soup Co.	5,600	167,272
Conagra, Inc.	7,400	175,898
General Mills, Inc.	4,900	254,849
H.J. Heinz Co.	4,700	193,264
Hershey Foods Corp.	1,900	128,630
Kellogg Co.	5,600	168,560
Sara Lee Corp.	10,500	233,415
Unilever N.V. (ADR)	7,700	443,597
William Wrigley Jr. Co.	3,100	159,247
		1,924,732

Footwear - 0.2%
Nike, Inc.	3,600	202,464
Reebok International, Ltd.*	900	23,850
		226,314

Gaming, Lottery, Parimutual - 0.1%
Harrah's Entertainment, Inc.*	1,700	62,917
International Game Technology*	1,000	68,300
		131,217

Gold and Precious Metals Mining - 0.2%
Barrick Gold Corp.	7,296	116,371
Newmont Mining Corp.	2,800	53,508
Placer Dome, Inc.	4,200	45,822
		215,701

Hardware & Tools - 0.1%
Black & Decker Corp.	1,200	45,276
Stanley Works	1,100	51,227
		96,503

Healthcare - Diversified - 4.1%
Abbott Laboratories	20,900	1,165,175
American Home Products Corp.	17,700	1,086,072
Bristol-Myers Squibb Co.	26,300	1,341,300
Johnson & Johnson	41,432	2,448,631
		6,041,178

Equity Securities - Cont'd	Shares	Value
Healthcare - Drugs - General, Other - 0.1%
King Pharmaceuticals, Inc.*	3,200	$134,816
Watson Pharmaceutical, Inc.*	1,500	47,085
		181,901

Healthcare - Drugs - Major Pharmaceuticals - 5.6%
Allergan, Inc.	1,800	135,090
Eli Lilly & Co.	15,100	1,185,954
Forest Laboratories, Inc.*	2,400	196,680
Merck & Co., Inc.	30,900	1,816,920
Pfizer, Inc.	85,175	3,394,224
Pharmacia Corp.	17,677	753,924
Schering-Plough Corp.	19,900	712,619
		8,195,411

Healthcare - Hospital Management - 0.4%
HCA, Inc.	6,900	265,926
Health Management Associates, Inc.*	3,300	60,720
Tenet Healthcare Corp.*	4,400	258,368
		585,014

Healthcare - Longterm Care - 0.0%
Manor Care, Inc.*	1,500	35,565

Healthcare - Managed Care - 0.5%
Aetna, Inc.	1,900	62,681
Cigna Corp.	2,000	185,300
Humana, Inc.*	2,600	30,654
UnitedHealth Group, Inc.	4,300	304,311
Wellpoint Health Networks*	800	93,480
		676,426

Healthcare - Medical Products & Support - 1.6%
Applied Biosystems Group - Applera Corp.	2,800	109,956
Bausch & Lomb, Inc.	700	26,362
Baxter International, Inc.	8,000	429,040
Becton Dickinson & Co.	3,500	116,025
Biomet, Inc.	3,675	113,558
Boston Scientific Corp.*	5,400	130,248
C.R. Bard, Inc.	600	38,700
Guidant Corp.*	4,200	209,160
Medtronic, Inc.	16,300	834,723
St. Jude Medical, Inc.*	1,200	93,180
Stryker Corp.	2,700	157,599
Viasys Healthcare Inc.*	10	199
Zimmer Holdings, Inc.*	2,780	84,901
		2,343,651

Healthcare - Special Services - 0.1%
Healthsouth Corp.*	5,300	78,546
Quintiles Transnational Corp.*	1,700	27,285
		105,831

Homebuilding - 0.1%
Centex Corp.	800	45,672
KB Home	600	24,060
Pulte Homes, Inc.	600	26,802
		96,534

Equity Securities - Cont'd	Shares	Value
Household Furniture & Appliances - 0.1%
Leggett & Platt, Inc.	2,800	$64,400
Maytag Corp.	1,000	31,030
Whirlpool Corp.	900	65,997
		161,427

Household Products - Non-Durable - 1.6%
Clorox Co.	3,200	126,560
Colgate-Palmolive Co.	7,600	438,900
Kimberly-Clark Corp.	7,100	424,580
Procter & Gamble Co.	17,500	1,384,775
		2,374,815

Housewares - 0.1%
Fortune Brands, Inc.	2,000	79,180
Newell Rubbermaid, Inc.	3,500	96,495
Tupperware Corp.	900	17,325
		193,000

Insurance - Life / Health - 0.7%
Aflac, Inc.	7,200	176,832
Conseco, Inc.*	4,600	20,516
Jefferson-Pilot Corp.	2,050	94,853
John Hancock Financial Services, Inc.	4,200	173,460
Lincoln National Corp.	2,600	126,282
Metlife, Inc.	10,100	319,968
Torchmark Corp.	1,700	66,861
UnumProvident Corp.	3,200	84,832
		1,063,604

Insurance - Multi-Line - 2.2%
American International Group	35,310	2,803,614
Hartford Financial Services, Inc.	3,100	194,773
Loews Corp.	2,700	149,526
		3,147,913

Insurance - Property / Automobile - 0.9%
Allstate Corp.	9,700	326,890
Chubb Corp.	2,400	165,600
Cincinnati Financial Corp.	2,200	83,930
MBIA, Inc.	2,100	112,623
MGIC Investment Corp.	1,500	92,580
Progressive Corp.	1,000	149,300
Safeco Corp.	1,700	52,955
St. Paul Co.'s, Inc.	3,000	131,910
XL Capital Ltd.	1,700	155,312
		1,271,100

Insurance Brokers - 0.4%
AON Corp.	3,600	127,872
Marsh & McLennan Co.'s	3,700	397,565
		525,437

Investment Banking / Brokerage - 0.8%
Bear Stearns Co.'s, Inc.	1,185	69,488
Charles Schwab Corp.	18,600	287,742
Lehman Brothers Holdings, Inc.	3,300	220,440
Merrill Lynch & Co., Inc.	11,400	594,168
		1,171,838

Equity Securities - Cont'd	Shares	Value
Investment Management - 0.2%
Franklin Resources, Inc.	3,700	$130,499
Stilwell Financial, Inc.	2,900	78,938
T. Rowe Price Group, Inc.	1,800	62,514
		271,951

Iron / Steel - 0.1%
Allegheny Technologies, Inc.	1,150	19,262
Nucor Corp.	1,100	58,256
USX - US Steel Group, Inc.	1,300	23,543
Worthington Industries	1,400	19,880
		120,941

Leisure Time - Products - 0.3%
Brunswick Corp.	1,300	28,288
Harley-Davidson, Inc.	4,100	222,671
Hasbro, Inc.	2,500	40,575
Mattel, Inc.	5,700	98,040
		389,574

Lodging - Hotels - 0.3%
Carnival Corp.	7,800	219,024
Hilton Hotels Corp.	5,200	56,784
Marriott International, Inc.	3,200	130,080
Starwood Hotels & Resorts Worldwide, Inc.	2,500	74,625
		480,513

Machinery-Diversified - 0.4%
Caterpillar, Inc.	4,600	240,350
Deere & Co.	3,200	139,712
Dover Corp.	2,800	103,796
Ingersoll-Rand Co.	2,200	91,982
		575,840

Manufacturing - Diversified - 2.7%
Crane Co.	1,000	25,640
Danaher Corp.	1,900	114,589
Eaton Corp.	1,000	74,410
Honeywell International, Inc.	11,137	376,653
Illinois Tool Works, Inc.	4,200	284,424
ITT Industries, Inc.	1,100	55,550
Johnson Controls, Inc.	1,200	96,900
Minnesota Mining & Manufacturing Co.	5,300	626,513
Parker Hannifin Corp.	1,700	78,047
Textron, Inc.	1,900	78,774
Thermo Electron Corp.*	2,600	62,036
Tyco International, Ltd.	26,925	1,585,883
United Technologies Corp.	6,400	413,632
		3,873,051

Manufacturing - Specialized - 0.2%
Avery Dennison Corp.	1,400	79,142
Jabil Circuit, Inc.*	2,400	54,528
Millipore Corp.	700	42,490
Pall Corp.	1,800	43,308
Sealed Air Corp.*	1,200	48,984
		268,452

Equity Securities - Cont'd	Shares	Value
Metals Mining - 0.1%
Freeport-McMoran Copper & Gold, Inc.*	2,000	$26,780
Inco, Ltd.*	2,500	42,350
Phelps Dodge Corp.	1,100	35,640
		104,770

Natural Gas - 0.6%
Dynegy, Inc.	4,500	114,750
El Paso Energy Corp.	6,859	305,980
KeySpan Corp.	1,900	65,835
Kinder Morgan, Inc.	1,500	83,535
Nicor, Inc.	700	29,148
NiSource, Inc.	2,940	67,796
Peoples Energy Corp.	400	15,172
Sempra Energy	2,700	66,285
Williams Co.'s, Inc.	7,000	178,640
		927,141

Office Equipment & Supplies - 0.1%
Pitney Bowes, Inc.	3,400	127,874

Oil - Domestic Integrated - 0.6%
Amerada Hess Corp.	1,200	75,000
Conoco, Inc.	8,500	240,550
Marathon Oil Corp.	4,200	126,000
Occidental Petroleum Corp.	5,000	132,650
Phillips Petroleum Co.	5,180	312,147
		886,347

Oil - International Integrated - 4.3%
ChevronTexaco Corp.	14,452	1,295,044
Exxon Mobil Corp.	92,450	3,633,285
Royal Dutch Petroleum Co.	28,700	1,406,874
		6,335,203

Oil & Gas - Drilling & Equipment - 0.7%
Baker Hughes, Inc.	4,600	167,762
Halliburton Co.	5,900	77,290
Nabors Industries, Inc.*	1,900	65,227
Noble Drilling Corp.*	1,700	57,868
Rowan Co.'s, Inc.*	1,500	29,055
Schlumberger, Ltd.	7,700	423,115
Transocean Sedco Forex, Inc.	4,381	148,165
		968,482

Oil & Gas - Exploration & Production - 0.5%
Anadarko Petroleum Corp.	3,474	197,497
Apache Corp.	1,760	87,789
Burlington Resources, Inc.	2,900	108,866
Devon Energy Corp.	1,700	65,705
EOG Resources, Inc.	1,700	66,487
Kerr-McGee Corp.	1,400	76,720
Unocal Corp.	3,300	119,031
		722,095

Oil & Gas - Refinery & Marketing - 0.1%
Ashland, Inc.	1,000	46,080
Sunoco, Inc.	1,200	44,808
		90,888

Equity Securities - Cont'd	Shares	Value
Paper & Forest Products - 0.5%
Boise Cascade Corp.	900	$30,609
Georgia-Pacific Corp.	3,046	84,100
International Paper Co.	6,531	263,526
Louisiana-Pacific Corp.	1,600	13,504
Mead Corp.	1,500	46,335
Westvaco Corp.	1,300	36,985
Weyerhaeuser Co.	3,000	162,240
Willamette Industries, Inc.	1,500	78,180
		715,479

Personal Care - 0.5%
Alberto-Culver Co.	700	31,318
Avon Products, Inc.	3,200	148,800
Gillette Co.	14,300	477,620
		657,738

Photography / Imaging - 0.2%
Eastman Kodak Co.	4,100	120,663
Xerox Corp.	9,800	102,116
		222,779

Power Producers - Independent - 0.1%
AES Corp.*	7,100	116,085
Calpine Corp.*	4,100	68,839
		184,924

Publishing - 0.1%
McGraw-Hill Co.'s, Inc.	2,700	164,646
Meredith Corp.	800	28,520
		193,166

Publishing - Newspapers - 0.4%
Dow Jones & Co., Inc.	1,100	60,203
Gannett Co., Inc.	3,600	242,028
Knight Ridder, Inc.	1,000	64,930
New York Times Co.	2,200	95,150
Tribune Co.	3,902	146,052
		608,363

Railroads - 0.4%
Burlington Northern Santa Fe Corp.	5,400	154,062
CSX Corp.	2,900	101,645
Norfolk Southern Corp.	5,100	93,483
Union Pacific Corp.	3,400	193,800
		542,990

Restaurants - 0.5%
Darden Restaurants, Inc.	1,700	60,180
McDonald's Corp.	17,600	465,872
Starbucks Corp.*	5,000	95,250
Tricon Global Restaurants, Inc.*	2,000	98,400
Wendy's International, Inc.	1,500	43,755
		763,457

Retail - Building Supplies - 1.5%
Home Depot, Inc.	31,400	1,601,714
Lowe's Co.'s, Inc.	10,300	478,023
Sherwin-Williams Co.	2,200	60,500
		2,140,237

Equity Securities - Cont'd	Shares	Value
Retail - Computers & Electronics - 0.2%
Best Buy Co., Inc.*	2,800	$208,544
Circuit City Stores, Inc.	3,000	77,850
RadioShack Corp.	2,400	72,240
		358,634

Retail - Department Stores - 0.5%
Dillards, Inc.	1,100	17,600
Federated Department Stores, Inc.*	2,600	106,340
J.C. Penney Co., Inc.	3,400	91,460
Kohls Corp.*	4,500	316,980
May Department Stores Co.	4,100	151,618
Nordstrom, Inc.	2,000	40,460
		724,458

Retail - Discounters - 0.1%
Big Lots, Inc.	1,700	17,680
Dollar General Corp.	4,750	70,775
Family Dollar Stores, Inc.	2,400	71,952
		160,407

Retail - Drug Stores - 0.4%
CVS Corp.	5,400	159,840
Walgreen Co.	13,900	467,874
		627,714

Retail - Food Chains - 0.5%
Albertson's, Inc.	5,600	176,344
Kroger Co.*	11,000	229,570
Safeway, Inc.*	6,900	288,075
Winn-Dixie Stores, Inc.	2,000	28,500
		722,489

Retail - General Merchandisers - 3.1%
Costco Wholesale Corp.*	6,000	266,280
Kmart Corp.*	7,000	38,220
Sears, Roebuck & Co.	4,400	209,616
Target Corp.	12,100	496,705
Wal-Mart Stores, Inc.	60,300	3,470,265
		4,481,086

Retail - Specialty - 0.4%
Autozone, Inc.*	1,500	107,700
Bed Bath & Beyond, Inc.*	3,800	128,820
Office Depot, Inc.*	4,200	77,868
Staples, Inc.*	6,200	115,940
Tiffany & Co.	1,800	56,646
Toys R Us, Inc.*	2,500	51,850
		538,824

Retail - Specialty, Apparel - 0.3%
Gap, Inc.	11,900	165,886
Limited, Inc.	6,100	89,792
TJX Companies, Inc.	3,900	155,454
		411,132

Savings & Loan Companies - 0.4%
Charter One Financial, Inc.	2,913	79,088
Golden West Financial Corp.	2,100	123,585
Washington Mutual, Inc.	11,900	389,130
		591,803

Equity Securities - Cont'd	Shares	Value
Services - Advertising / Marketing - 0.3%
Interpublic Group Co.'s., Inc.	5,100	$150,654
Omnicom Group, Inc.	2,500	223,375
TMP Worldwide, Inc.*	1,400	60,060
		434,089

Services - Commercial & Consumer - 0.5%
Cendant Corp.*	13,300	260,813
Cintas Corp.	2,300	110,400
Convergys Corp.*	2,300	86,227
H & R Block, Inc.	2,600	116,220
Imagistics International, Inc.*	272	3,359
IMS Health, Inc.	4,000	78,040
		655,059

Services - Computer Systems - 0.4%
Computer Sciences Corp.*	2,200	107,756
Electronic Data Systems Corp.	6,400	438,720
Sabre Holdings Corp.*	1,934	81,905
Sapient Corp.*	1,800	13,896
		642,277

Services - Data Processing - 1.0%
Automatic Data Processing, Inc.	8,400	494,760
Concord EFS, Inc.*	6,400	209,792
Equifax, Inc.	2,100	50,715
First Data Corp.	5,300	415,785
Fiserv, Inc.*	2,400	101,568
Paychex, Inc.	5,150	179,477
		1,452,097

Services - Employment - 0.0%
Robert Half International, Inc.*	2,300	61,410

Specialty Printing - 0.1%
Deluxe Corp.	900	37,422
R.R. Donnelley & Sons Co.	1,500	44,535
		81,957

Telecommunications - Cell / Wireless - 0.6%
AT&T Wireless Services, Inc.*	34,075	489,658
Nextel Communications, Inc.*	10,100	110,696
Sprint Corp. - PCS Group*	12,800	312,448
		912,802

Telecommunications - Long Distance - 1.1%
AT&T Corp.	47,775	866,638
Sprint Corp. - FON Group	12,000	240,960
Worldcom, Inc. - Worldcom Group*	38,900	547,712
		1,655,310

Telephone - 3.5%
Alltel Corp.	4,300	265,439
Bellsouth Corp.	25,200	961,380
CenturyTel, Inc.	1,800	59,040
Citizens Communications Co.*	4,000	42,640
Qwest Communications International, Inc.	22,534	318,406
SBC Communications, Inc.	45,600	1,786,152
Verizon Communications, Inc.	36,644	1,739,124
		5,172,181

Equity Securities - Cont'd	Shares	Value
Textiles - Apparel - 0.1%
Jones Apparel Group, Inc.*	1,600	$53,072
Liz Claiborne, Inc.	800	39,800
VF Corp.	1,600	62,416
		155,288

Tobacco - 1.0%
Philip Morris Co.'s, Inc.	29,300	1,343,405
UST, Inc.	2,300	80,500
		1,423,905

Truckers - 0.0%
Ryder System, Inc.	1,000	22,150

Trucks & Parts - 0.1%
Cummins, Inc.	600	23,124
Navistar International Corp.	700	27,650
Paccar, Inc.	1,100	72,182
		122,956

Waste Management - 0.2%
Allied Waste Industries, Inc.*	2,800	39,368
Waste Management, Inc.	8,400	268,044
		307,412

Total Equity Securities (Cost $170,873,708)		141,592,880

Mutual Funds - 2.5%	Par Value
AIM STIC Prime Fund	$3,682,105	3,682,105
Federated Prime Obligations Fund	16	16

Total Corporate Securities (Cost $3,682,121)		3,682,121

U.S. Government Agencies and Instrumentalities - 0.5%
U.S. Treasury Bill, 3.44%, 3/14/02#	645,000	642,872

Total U.S. Government Agencies and Instrumentalities (Cost $642,872)		642,872

TOTAL INVESTMENTS (Cost $175,198,701) - 100.1%		145,917,873
Other assets and liabilities, net - (0.1%)		(110,269)
Net Assets - 100%		$145,807,604

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation	Initial
Futures	Contracts	Date	at Value	(Depreciation)	Margin
Purchased:
S&P 500	14	3/31/02	4,022,200	56,132	220,500#

See notes to schedules of investments and notes to financial statements.

Money Market Portfolio

Schedule of Investments

December 31, 2001
	Principal
Certificates of Deposit - 1.8%	Amount	Value
Comerica Bank, 5.40%, 1/22/02	$1,000,000	$1,000,033
Lloyds Bank plc, 5.27%, 1/7/02	1,000,000	1,000,000
Norddeutsche Landesbank, 2.17%, 11/18/02	1,000,000	999,913

Total Certificates of Deposit (Cost $2,999,946)		2,999,946

Commercial Paper - 0.6%
Northwestern University, 2.28%, 2/19/02	1,000,000	996,897

Total Commercial Paper (Cost $996,897)		996,897

U.S. Government Agencies and Instrumentalities - 31.6%
Fannie Mae, 6.75%, 8/15/02	2,000,000	2,038,065
Federal Farm Credit Bank, 4.35%, 4/2/02	1,000,000	999,875
Federal Farm Credit Bank Discount Notes, 3.29%, 2/28/02	1,000,000	994,699
Federal Home Loan Bank Discount Notes:
2.14% 1/30/02	5,000,000	4,991,381
3.00% 2/15/02	700,000	697,375
3.36% 8/12/02	1,000,000	979,187
2.31% 10/11/02	1,000,000	981,841
2.00% 10/31/02	5,000,000	4,915,833
Federal Home Loan Bank Notes:
4.00%, 6/5/02	1,000,000	999,775
2.43%, 12/27/02	2,500,000	2,500,000
Freddie Mac Discount Notes:
4.87%, 1/3/02	1,000,000	999,727
3.83%, 3/28/02	1,000,000	990,851
2.05%, 11/7/02	1,000,000	982,347
Overseas Private Investment Corp.:
1.82%, 4/1/14, BPA & GA: U.S. Government**	6,700,000	6,700,000
1.82%, 12/15/14, BPA & GA: U.S. Government**	13,000,000	13,000,000
1.82%, 1/15/15, BPA & GA: U.S. Government**	8,800,000	8,800,000
Sallie Mae Discount Notes, 4.04%, 4/15/02	1,000,000	988,329

Total U.S. Government Agencies (Cost $52,559,285)		52,559,285

Taxable Variable Rate Demand Notes - 65.3%
550 West 14th Place Revenue, 2.20%, 2/1/29, LOC: Harris Trust**	2,435,000	2,435,000
Alaska Housing Finance Corp.:
2.12%, 12/1/32, MBIA Insured**	500,000	500,000
2.15%, 12/1/32, MBIA Insured**	2,995,000	2,995,000
Alsip Motel LP, 2.08%, 5/1/24, LOC: FHLB**	3,850,000	3,850,000
American Buildings Co., Revenue, 2.00%, 8/1/20, LOC: Canadian Imperial**	3,000,000	3,000,000
California Pollution Control Financing Authority IDA Revenue, 2.05%, 6/1/14,
LOC: Comerica Bank**	2,240,000	2,240,000
California Statewide Community Development Authority Special Tax COPs, 2.25%, 8/1/32,
LOC: U.S. Bank, N.A.**	845,000	845,000
Catholic Health Initiatives Revenue, 2.35%, 12/1/27, BPA: J.P. Morgan Chase Bank**	1,500,000	1,500,000
Columbus, Georgia Development Authority, 2.15%, 12/1/19, LOC: Bank of Nova Scotia**	5,000,000	5,000,000
Community Health Systems, Inc., 2.90%, 10/1/03, LOC: First Union National Bank**	1,740,000	1,740,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Connecticut State Housing Finance Authority, 2.00%, 11/15/16,
BPA: Landesbank Hessen-Thüringen Girozentrale, AMBAC Insured**	$5,000,000	$5,000,000
Cotswold Village Associates, LLC, 2.00%, 6/1/31, LOC: Columbus Bank & Trust**	1,000,000	1,000,000
Florida Housing Finance Agency Revenue, 4.40%, 7/1/23,
LOC: Heller Financial, C/LOC: Commerze Bank, AG**	750,000	750,000
Fulton County IDA Revenue, 2.00%, 12/1/04, LOC: Branch Bank Trust (BBT)**	1,200,000	1,200,000
Hillcrest Baptist Church of Pensacola, Florida:
2.03%, 12/1/20, LOC: SouthTrust Bank, AL**	2,000,000	2,000,000
2.38%, 12/1/20, LOC: SouthTrust Bank, AL**	1,000,000	1,000,000
Illinois State Development Finance Authority Revenue, 2.03%, 7/1/10, LOC: LaSalle Bank**	900,000	900,000
Illinois State Housing Development Authority, 2.15%, 12/1/21, BPA: Lehman Brothers**	5,000,000	5,000,000
Indiana State Development Finance Authority, 2.30%, 9/1/16, LOC: Bank One, NA**	5,000,000	5,000,000
Kansas City, Missouri IDA Revenue, 2.03%, 3/1/25, LOC: LaSalle Bank**	1,000,000	1,000,000
Kingston Healthcare Co., 2.15%, 7/20/25, LOC: Wells Fargo Bank, NA**	3,016,200	3,016,200
Los Angeles Community Redevelopment Agency Revenue, 2.20%, 12/1/34, LOC: FNMA**	2,412,500	2,412,500
Maine Finance Authority Revenue, 2.00%, 6/1/08, BPA: Fleet National Bank, AMBAC Insured**	500,000	500,000
Meriter Hospital Revenue, 2.35%, 12/1/16, LOC: U.S. Bank, N.A.**	2,900,000	2,900,000
Meyer Cookware Industries, 2.30%, 5/1/27, LOC: BNP Paribas**	2,930,000	2,930,000
Michigan State Strategic Fund Economic Development Limited Obligation Revenue,
2.05%, 12/1/16, LOC: Comerica Bank**	1,110,000	1,110,000
Milpitas, California MFH Revenue, 2.10%, 8/15/33, LOC: FNMA**	4,200,000	4,200,000
Montgomery County Cancer Center LLC, 2.00%, 10/1/12, LOC: SouthTrust Bank**	1,000,000	1,000,000
New York City GO, 1.95%, 11/1/23, FGIC Insured**	5,000,000	5,000,000
New York City Housing Development Corp., 2.00%, 11/15/31 LOC: FNMA**	6,000,000	6,000,000
Post Apartment Homes LP MFH Revenue, 1.93%, 7/15/29, CA: FNMA**	2,715,000	2,715,000
Racetrac Capital, LLC, 1.98%, 9/1/20, LOC: Regions Bank**	3,000,000	3,000,000
Sea Island Co., 2.03%, 2/1/21, LOC: Columbus Bank & Trust**	1,500,000	1,500,000
Shawnee, Kansas Revenue, 2.29%, 12/1/12, LOC: J.P. Morgan Chase Bank**	1,885,000	1,885,000
South Central Communications Corp., 2.00%, 6/1/13, LOC: Fifth Third Bank**	2,770,000	2,770,000
Southeast Alabama Gas Distribution Revenue, 1.95%, 6/1/25, AMBAC Insured,
BPA: AmSouth Bank **	2,200,000	2,200,000
Southern Orthopaedic Properties, LLC, 2.00%, 10/01/21, LOC: Columbus Bank & Trust**	1,760,000	1,760,000
St. Francis Place LP Revenue, 2.15% 12/1/08, LOC: Credit Suisse First Boston**	2,765,000	2,765,000
St. Paul, Minnesota Port Authority Revenue, 2.25%, 3/1/07, LOC: Dexia Credit Local**	790,000	790,000
Sussex County, Delaware, 2.03%, 11/1/27, LOC: Wilmington Trust Co.**	2,800,000	2,800,000
W.L. Petrey Wholesale, Inc., Industrial Development, 2.00%, 3/1/11, LOC: SunTrust Bank**	1,105,000	1,105,000
Washington State Economic Development Financial Authority, 2.00%, 12/1/21,
LOC: Bank of New York**	5,000,000	5,000,000
Washington State Housing Finance Commission Revenue:
2.10%, 6/15/32, LOC: FNMA**	2,250,000	2,250,000
2.10%, 7/15/34, LOC: FNMA**	1,980,000	1,980,000

Total Taxable Variable Rate Demand Notes (Cost $108,543,700)		108,543,700

TOTAL INVESTMENTS (Cost $165,099,828) - 99.3%		165,099,828
Other assets and liabilities, net - 0.7%		1,118,335
Net Assets - 100%		$166,218,163

See notes to schedules of investments and notes to financial statements.

Select Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 93.7%	Shares	Value
Automobiles - 3.2%
Ford Motor Co.	41,700	$655,524

Biotechnology - 4.1%
Chiron Corp.*	19,300	846,112

Communications Equipment - 3.5%
Liberty Media Corp.*	51,700	723,800

Computers - Software & Services - 4.6%
Novell, Inc.*	207,400	951,966

Electric Companies - 4.7%
TXU Corp.	20,400	961,860

Hardware & Tools - 3.9%
Black & Decker Corp.	21,300	803,649

Healthcare - Medical Products & Supplies - 5.8%
Guidant Corp.*	24,100	1,200,180

Healthcare - Special Services - 4.7%
Omnicare, Inc.	39,100	972,808

Leisure Time - Products - 2.9%
Mattel, Inc.	34,600	595,120

Oil & Gas - Exploration & Production - 4.4%
Burlington Resources, Inc.	24,100	904,714

Publishing - Newspapers - 4.6%
Knight Ridder, Inc.	14,500	941,485

Restaurants - 3.7%
Tricon Global Restaurants, Inc.*	15,300	752,760

Retail - Department Stores - 3.5%
J.C. Penney Co., Inc.	26,300	707,470

Retail - Food Chains - 3.8%
Kroger Co.*	37,800	788,886

Savings & Loan Companies - 14.3%
Washington Mutual, Inc.	90,200	2,949,540

Services - Commercial & Consumer - 3.8%
H & R Block, Inc.	17,300	773,310

Services - Computer Systems - 5.1%
Electronic Data Systems Corp.	15,400	1,055,670

Services - Data Processing - 3.2%
First Data Corp.	8,400	658,980

Equity Securities - Cont'd	Shares	Value
Telecommunications - Long Distance - 7.9%
AT&T Corp.	54,300	$985,002
Sprint Corp. - FON Group	32,200	646,576
	1,631,578

Textiles - Apparel - 2.0%
Liz Claiborne, Inc.	8,300	412,925

Total Equity Securities (Cost $18,442,113)		19,288,337

TOTAL INVESTMENTS (Cost $18,442,113) - 93.7%		19,288,337
Other assets and liabilities, net - 6.3%		1,287,002
Net Assets - 100%		$20,575,339

See notes to schedules of investments and notes to financial statements.

Micro Cap Portfolio

Schedule of Investments

December 31, 2001
Equity Securities - 88.6%	Shares	Value
Auto Parts & Equipment - 3.0%
Aftermarket Technology Corp.*	13,300	$215,460
Strattec Security Corp.*	4,000	141,000
		356,460

Banks - Major Regional - 8.3%
Boston Private Financial Holdings, Inc.	10,200	225,114
Financial Institutions, Inc.	8,200	191,880
First Republic Bank*	4,750	114,712
Pacific Crest Capital, Inc.	11,300	237,865
Sterling Bancorp-N Y	7,470	218,124
		987,695

Broadcast - TV, Radio, & Cable - 2.5%
Saga Communications, Inc.*	14,100	291,870

Building Materials - 0.8%
Elcor Corp.	3,300	91,707

Chemicals - 1.0%
Penford Corp.	9,200	114,540

Chemicals - Specialty - 1.6%
A. Schulman, Inc.	13,800	188,370

Communications Equipment - 1.1%
Lifeline Systems, Inc.*	5,400	129,222

Computers Peripherals - 2.3%
Acres Gaming, Inc.	47,200	269,040

Computers - Software & Services - 5.8%
Ansoft Corp.*	13,500	197,100
Onesource Information Service*	15,100	141,940
TALX Corp.	8,300	207,334
Transaction Systems Architects, Inc.*	11,200	137,312
		683,686

Containers & Packaging - Paper - 1.6%
Astronics Corp.*	12,800	144,896
Astronics Corp, Class B.*	3,531	39,197
		184,093

Distributors - Food & Health - 1.2%
Performance Food Group Co.*	3,900	137,163

Electric Companies - 1.7%
Central Vermont Public Service	11,900	198,730

Electrical Equipment - 8.2%
AZZ, Inc.	11,500	244,605
EDO Corp.	7,400	195,730
LSI Industries, Inc.	16,100	280,140
Spectrum Control, Inc.*	9,100	47,775
Woodhead Industries, Inc.	12,600	200,088
		968,338

Equity Securities - Cont'd	Shares	Value
Electronics - Component Distributor - 1.3%
Rogers Corp.*	5,200	$157,560

Electronics - Instruments - 1.7%
II-VI, Inc.*	11,900	205,037

Electronics - Semiconductors - 5.9%
Actel Corp.*	9,500	189,145
Elantec Semiconductor, Inc.*	5,400	207,360
Micro Linear Corp.*	43,000	120,400
Sipex Corp.*	14,300	183,755
		700,660

Engineering & Construction - 1.7%
Willbros Group, Inc.*	12,800	204,800

Equipment - Semiconductors - 1.6%
Brooks Automation, Inc.*	4,700	191,149

Financial - Diversified - 3.6%
MID Atlantic Realty Trust	15,700	244,135
Stewart Information Services*	9,300	183,675
		427,810

Food - 0.2%
Bridgford Foods Corp.	2,200	26,400

Gaming, Lottery, & Parimutual - 2.0%
MTR Gaming Group, Inc.	14,900	238,400

Healthcare - Long Term Care - 1.7%
Res-Care, Inc.*	22,700	200,895

Healthcare - Managed Care - 0.7%
Corvel Corp.*	2,700	88,425

Healthcare - Medical Products & Supplies - 1.0%
Medamicus, Inc.*	7,500	116,700

Healthcare - Speciality Services - 3.5%
Kendle International, Inc.*	14,800	298,368
Pediatrix Medical Group, Inc.*	3,300	111,936
		410,304

Homebuilding - 2.7%
Crossmann Communities, Inc.	5,700	188,100
Palm Harbor Homes, Inc.*	5,400	129,330
		317,430

Insurance - Property - Casualty - 0.6%
Donegal Group, Inc., Class A	5,833	60,725
Donegal Group, Inc., Class B	1,066	11,300
		72,025

Leisure Time - Products - 0.7%
Marine Products Corp.	18,800	83,660

Equity Securities - Cont'd	Shares	Value
Machinery - Diversified - 3.0%
Aaon, Inc.*	9,800	$239,806
Gardner Denver, Inc.*	5,300	118,296
		358,102

Manufacturing - Specialized - 0.7%
Robbins & Myers, Inc.	3,400	79,594

Metal Fabricators - 1.0%
Hardinge, Inc.	12,700	121,285

Publishing - 0.5%
Thomas Nelson, Inc.	5,500	61,050

Restaurants - 0.4%
Benihana, Inc.	3,100	46,655

Retail - Computers & Electronics - 1.9%
Tweeter Home Entertainment Group, Inc.*	7,900	229,100

Retail - Specialty - 0.5%
Guitar Center, Inc.	4,800	65,472

Savings & Loan Companies - 7.5%
CFS Bancorp, Inc.	10,750	154,262
First Essex Bancorp, Inc.	8,300	233,894
Flushing Financial Corp.	7,580	134,924
LSB Corp.	8,000	101,520
Webster Financial Corp.	4,600	145,038
		769,638

Services - Commercial & Consumer - 1.0%
FTI Consulting, Inc.*	3,800	124,640

Shipping - 2.2%
RPC, Inc.	14,500	255,925

Truckers - 1.6%
Forward Air Corp.*	1,500	50,880
Knight Transportation, Inc.*	7,350	138,033
		188,913

Water Utilities - 1.3%
Southwest Water Co.	11,055	156,097

Total Equity Securities (Cost $9,510,863)		10,498,640

TOTAL INVESTMENTS (Cost $9,510,863) - 88.6%		10,498,640
Other assets and liabilities, net - 11.4%		1,345,021
Net Assets - 100%		$11,843,661

See notes to schedules of investments and notes to financial statements.

Notes to Schedules of Investments

* Non-income producing.

# Futures collateralized by 645,000 units of U.S. Treasury Bills.

** For the Money Market Portfolio, optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:

BPA: Bond-Purchase Agreement

C/LOC: Collateralized Letter of Credit

CA: Collateralized Agreement

GA: Guarantee Agreement

LOC: Letter of Credit

Abbreviations:

ADR: American Depository Receipt

COPS: Certificates of Participation

FGIC: Financial Guaranty Insurance Company

FHLB: Federal Home Loan Bank

GO: General Obligation

IDA: Industrial Development Authority

LP: Limited Partnership

MFH: Multi-Family Housing

VRDN: Variable Rate Demand Notes

(CHF) Security is valued in Swiss Francs.

(EUR) Security is valued in European Euros.

(GBP) Security is valued in Great British Pounds.

(JPY) Security is valued in Japanese Yen.

(NLG) Security is valued in Netherlands Guilders.

(NOK) Security is valued in Norweigen Krone.

See notes to financial statements.

statements of assets and liabilities

December 31, 2001

	Income &		Small
	Growth	Growth	Capitalization
assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $70,272,410, $127,030,191 and
$47,821,629 for Income & Growth, Growth and Small Capitalization
Portfolios, respectively) - See accompanying schedules	$70,815,764	$132,211,469	$55,103,238
Cash	13,475	-	7,844,545
Receivable for securities sold	1,015,740	1,471,663	-
Interest & dividends receivable	57,603	131,251	928
Other assets	1,342	-	1,114
Total assets	71,903,924	133,814,383	62,949,825

liabilities
Payable for securities purchased	-	685,979	92,870
Payable to Ameritas Investment Corp.	35,574	84,073	39,624
Payable to Calvert Administrative Services Company	13,883	19,574	11,092
Payable to bank	-	221,924	-
Accrued expenses and other liabilities	26,380	46,710	26,100
Total liabilities	75,837	1,058,260	169,686
Net Assets	$71,828,087	$132,756,123	$62,780,139

net assets consist of:
Paid-in capital applicable to 5,453,740,
2,768,535 and 2,135,198 shares of common
stock outstanding for Income and Growth,
Growth and Small Capitalization Portfolios,
respectively, $0.01 par value with 1,000,000,000
shares authorized for each portfolio	$80,435,462	$157,822,130	$93,208,952
Undistributed net investment income	68,308	-	-
Accumulated net realized gain (loss) on investments	(9,219,037)	(30,247,285)	(37,710,422)
Net unrealized appreciation (depreciation)
on investments	543,354	5,181,278	7,281,609

Net Assets	$71,828,087	$132,756,123	$62,780,139

Net Asset Value Per Share	$13.17	$47.95	$29.40

See notes to financial statements.

statements of assets and liabilities

December 31, 2001
	MidCap	Emerging
	Growth	Growth	Research
assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $86,264,425, $61,113,298 and
$22,734,696 for MidCap Growth, Emerging Growth and Research
Portfolios Respectively) - See accompanying schedules	$96,018,525	$60,805,631	$22,148,705
Cash	-	56,266	54,068
Receivable for securities sold	909,203	155,362	113,295
Interest & dividends receivable	10,322	21,053	15,867
Other assets	-	3,871	1,774
Total assets	96,938,050	61,042,183	22,333,709

liabilities
Payable for securities purchased	-	284,186	123,817
Payable to Ameritas Investment Corp.	62,881	14,897	5,931
Payable to Calvert Administrative Services Company	14,324	34,314	13,819
Payable to bank	280,099	-	-
Accrued expenses and other liabilities	32,996	47,224	16,890
Total liabilities	390,300	380,621	160,457
Net Assets	$96,547,750	$60,661,562	$22,173,252

net assets consist of:
Paid-in capital applicable to 3,165,915,
3,395,599 and 1,362,632 shares of common
stock outstanding for MidCap Growth,
Emerging Growth and Research Portfolios,
respectively, $0.01 par value with 1,000,000,000
shares authorized for each portfolio	$95,477,319	$93,585,939	$28,759,460
Undistributed net investment income	-	-	17,383
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(8,683,669)	(32,616,976)	(6,017,192)
Net unrealized appreciation (depreciation)
on investments and foreign currencies and
assets and liabilities denominated in
foreign currencies	9,754,100	(307,401)	(586,399)

Net Assets	$96,547,750	$60,661,562	$22,173,252

Net Asset Value Per Share	$30.50	$17.86	$16.27

See notes to financial statements.

statements of assets and liabilities

December 31, 2001
	Growth With	Index	Money
	Income	500	Market
assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $25,782,004 and $175,198,701 for Growth With Income and Index 500 Portfolios,
respectively) - See accompanying schedules	$26,294,722	$145,917,873	$165,099,828
Cash	44,264	2,553	85,341
Receivable for securities sold	416,906	23,802	115,900
Interest & dividends receivable	24,482	148,951	1,043,818
Other assets	2,822	2,689	34,410
Total assets	26,783,196	146,095,868	166,379,297

liabilities
Payable for securities purchased	324,395	146,865	-
Payable to Ameritas Investment Corp.	9,245	22,070	81,586
Payable to Calvert Administrative Services Company	14,282	27,699	23,341
Payable for variation margin	-	35,350	-
Accrued expenses and other liabilities	18,096	56,280	56,207
Total liabilities	366,018	288,264	161,134
Net Assets	$26,417,178	$145,807,604	$166,218,163

net assets consist of:
Paid-in capital applicable to 1,497,565,
1,173,014 and 166,258,114 shares of common
stock outstanding for Growth With Income,
Index 500 and Money Market Portfolios,
respectively, $0.01 par value with 1,000,000,000
shares authorized for Growth With Income
and Index 500 Portfolios and 2,000,000,000
for Money Market Portfolio	$30,506,924	$183,420,465	$166,218,163
Undistributed net investment income	38,125	425,655	-
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(4,639,936)	(8,813,820)	-
Net unrealized appreciation (depreciation)
on investments and foreign currencies and
assets and liabilities denominated in
foreign currencies	512,065	(29,224,696)	-

Net Assets	$26,417,178	$145,807,604	$166,218,163

Net Asset Value Per Share	$17.64	$124.30	$1.00

See notes to financial statements.

statements of assets and liabilities

December 31, 2001
		Micro
	Select	Cap
assets	Portfolio	Portfolio
Investments in securities, at value (Cost $18,442,113 and $9,510,863 for Select and
Micro Cap Portfolios, respectively) - See accompanying schedules	$19,288,337	$10,498,640
Cash	1,297,981	1,446,260
Receivable for securities sold	-	135,294
Interest & dividends receivable	20,526	4,743
Other assets	195	103
Total assets	20,607,039	12,085,040

liabilities
Payable for securities purchased	-	216,584
Payable to Ameritas Investment Corp.	15,837	3,092
Payable to Calvert Administrative Services Company	7,603	10,573
Accrued expenses and other liabilities	8,260	11,130
Total liabilities	31,700	241,379
Net Assets	$20,575,339	$11,843,661

net assets consist of:
Paid-in capital applicable to 1,153,229 and
608,623 shares of common stock outstanding
for Select and Micro Cap Portfolios,
respectively, $0.01 par value with 1,000,000,000
shares authorized for each portfolio	$19,889,107	$10,641,743
Undistributed net investment income	9,942	-
Accumulated net realized gain (loss) on investments	(169,934)	214,141
Net unrealized appreciation (depreciation) on investments	846,224	987,777

Net Assets	$20,575,339	$11,843,661

Net Asset Value Per Share	$17.84	$19.46

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2001
	Income &		Small
	Growth	Growth	Capitalization
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$215,577	$180,416	$45,965
Dividend income (net of foreign taxes
withheld of $3,454, $4,156 and $109 for
Income & Growth, Growth and Small Capitalization Portfolios,
respectively)	671,626	1,011,729	277,922
Total investment income	887,203	1,192,145	323,887

Expenses:
Investment advisory fee	494,147	1,112,199	533,217
Transfer agency fees and expenses	11,646	12,411	11,888
Accounting fees	23,140	37,270	19,381
Administrative fees	50,000	74,147	50,000
Directors' fees and expenses	7,528	13,717	5,493
Custodian fees	18,341	30,272	45,965
Reports to shareholders	16,353	31,982	16,327
Professional fees	12,404	17,904	11,000
Miscellaneous expenses	613	782	565
Total expenses	634,172	1,330,684	693,836
Reimbursement from Advisor	(11,402)	-	(51,858)
Fees paid indirectly	(6,074)	(12,106)	(14,664)
Net expenses	616,696	1,318,578	627,314

Net Investment Income (Loss)	270,507	(126,433)	(303,427)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(8,755,899)	(29,164,526)	(32,336,273)
Change in unrealized appreciation or
(depreciation) on investments	(6,465,115)	8,745,453	9,022,343

Net Realized and Unrealized
Gain (Loss) on Investments	(15,221,014)	(20,419,073)	(23,313,930)

Increase (Decrease) in Net Assets
Resulting From Operations	($14,950,507)	($20,545,506)	($23,617,357)

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2001

	MidCap	Emerging
	Growth	Growth	Research
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$268,138	$173,025	$33,854
Dividend income (net of foreign taxes withheld
of $1,470, $3,289 and $2,454 for MidCap Growth,
Emerging Growth and Research Portfolios, respectively)	83,034	329,972	221,071
Total investment income	351,172	502,997	254,925

Expenses:
Investment advisory fee	837,231	553,193	185,608
Transfer agency fees and expenses	12,285	11,574	11,551
Accounting fees	28,709	28,030	19,851
Administrative fees	52,327	50,000	50,000
Directors' fees and expenses	10,084	6,777	2,317
Custodian fees	33,454	210,365	65,867
Reports to shareholders	20,035	19,594	5,438
Professional fees	14,378	11,827	8,001
Miscellaneous expenses	673	585	475
Total expenses	1,009,176	891,945	349,108
Reimbursement from Advisor	(15,256)	(182,313)	(100,582)
Fees paid indirectly	(10,173)	(8,920)	(10,947)
Net expenses	983,747	700,712	237,579

Net Investment Income (Loss)	(632,575)	(197,713)	17,346

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(7,057,362)	(30,455,196)	(5,938,466)
Foreign currency transactions	-	(17,286)	37
	(7,057,362)	(30,472,482)	(5,938,429)

Change in unrealized appreciation or
(depreciation) on:
Investments and foreign currencies	(2,659,084)	(8,169,747)	(435,815)
Assets and liabilities denominated in
foreign currencies	-	(162)	1,264
	(2,659,084)	(8,169,909)	(434,551)
Net Realized and Unrealized
Gain (Loss)	(9,716,446)	(38,642,391)	(6,372,980)

Increase (Decrease) in Net Assets
Resulting From Operations	($10,349,021)	($38,840,104)	($6,355,634)

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2001
	Growth With	Index	Money
	Income	500	Market
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$70,732	$164,053	$7,517,409
Dividend income (net of foreign taxes withheld of $6,506
and $9,089 for Growth With Income and Index 500
Portfolios, respectively)	354,628	2,025,630	-
Total investment income	425,360	2,189,683	7,517,409

Expenses:
Investment advisory fee	217,952	381,854	360,818
Transfer agency fees and expenses	11,674	11,994	11,891
Administrative fees	50,000	79,553	90,204
Directors' fees and expenses	2,739	14,799	16,751
Custodian fees	65,317	115,576	41,906
Accounting fees	20,804	39,020	35,677
Reports to shareholders	6,486	34,202	32,569
Professional fees	8,376	18,859	21,283
Miscellaneous expenses	487	815	13,697
Total expenses	383,835	696,672	624,796
Reimbursement from Advisor / Recapture	(95,516)	(80,084)	52,319
Fees paid indirectly	(3,528)	(11,986)	(27,582)
Net expenses	284,791	604,602	649,533

Net Investment Income	140,569	1,585,081	6,867,876

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,184,655)	(4,572,332)	9,642
Foreign currency transactions	(511)	-	-
Futures	-	(930,302)	-
	(4,185,166)	(5,502,634)	9,642

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(1,255,899)	(18,977,835)	-
Assets and liabilities denominated in foreign currencies	242	-	-
Futures	-	256,400	-
	(1,255,657)	(18,721,435)	-

Net Realized and Unrealized Gain (Loss)	(5,440,823)	(24,224,069)	9,642

Increase (Decrease) in Net Assets
Resulting From Operations	($5,300,254)	($22,638,988)	$6,877,518

See notes to financial statements.

Statements of Operations

From Inception January 2, 2001

Through December 31, 2001
		Micro
	Select	Cap
Net Investment Income	Portfolio	Portfolio
Investment Income:
Dividend income	$165,667	$57,465

Expenses:
Investment advisory fee	113,696	77,898
Transfer agency fees and expenses	9,707	6,446
Accounting fees	5,493	5,279
Administrative fees	26,595	26,075
Directors' fees and expenses	1,695	1,117
Custodian fees	9,626	36,973
Reports to shareholders	5,187	4,921
Professional fees	6,451	6,240
Miscellaneous expenses	464	542
Total expenses	178,914	165,491
Reimbursement from Advisor	-	(28,377)
Fees paid indirectly	(23,189)	(32,786)
Net expenses	155,725	104,328

Net Investment Income (Loss)	9,942	(46,863)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(169,934)	501,090
Change in unrealized appreciation or (depreciation)	846,224	987,777

Net Realized and Unrealized Gain (Loss)	676,290	1,488,867

Increase (Decrease) in Net Assets
Resulting From Operations	$686,232	$1,442,004

See notes to financial statements.

Income & Growth Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	$270,507	$311,352
Net realized gain (loss) on investments	(8,755,899)	7,753,609
Change in unrealized appreciation (depreciation)	(6,465,115)	(8,441,858)

Increase (Decrease) in Net Assets
Resulting From Operations	(14,950,507)	(376,897)

Distributions to shareholders from:
Net investment income	(358,051)	(155,500)
Net realized gain on investments	(4,427,356)	(4,368,077)
Total distributions	(4,785,407)	(4,523,577)

Capital share transactions:
Shares sold	16,403,040	37,093,109
Reinvestment of distributions	4,785,407	4,523,576
Shares redeemed	(26,912,833)	(19,812,545)
Total capital share transactions	(5,724,386)	21,804,140

Total Increase (Decrease) in Net Assets	(25,460,300)	16,903,666

Net Assets
Beginning of year	97,288,387	80,384,721
End of year (including undistributed net investment
income of $68,308 and $155,852 respectively)	$71,828,087	$97,288,387

Capital Share Activity
Shares sold	1,075,394	2,021,002
Reinvestment of distributions	359,004	268,143
Shares redeemed	(1,819,689)	(1,083,155)
Total capital share activity	(385,291)	1,205,990

See notes to financial statements.

Growth Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	($126,433)	$110,894
Net realized gain (loss)	(29,164,526)	(170,883)
Change in unrealized appreciation (depreciation)	8,745,453	(30,907,977)

Increase (Decrease) in Net Assets
Resulting From Operations	(20,545,506)	(30,967,966)

Distributions to shareholders from:
Net investment income	(56,517)	(69,142)
Net realized gain on investments	(683,528)	-
Total distributions	(740,045)	(69,142)

Capital share transactions:
Shares sold	41,398,496	81,160,179
Reinvestment of distributions	740,061	69,142
Shares redeemed	(60,790,420)	(75,451,518)
Total capital share transactions	(18,651,863)	5,777,803

Total Increase (Decrease) in Net Assets	(39,937,444)	(25,259,305)

Net Assets
Beginning of year	172,693,567	197,952,872
End of year (including undistributed net investment income
of $0 and $56,517, respectively)	$132,756,123	$172,693,567

Capital Share Activity
Shares sold	809,641	1,252,195
Reinvestment of distributions	15,246	1,239
Shares redeemed	(1,204,301)	(1,158,973)
Total capital share activity	(379,414)	94,461

See notes to financial statements.

Small Capitalization Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	($303,427)	($391,598)
Net realized gain (loss) on investments	(32,336,273)	(4,978,828)
Change in unrealized appreciation (depreciation)	9,022,343	(28,690,256)

Increase (Decrease) in Net Assets
Resulting From Operations	(23,617,357)	(34,060,682)

Distributions to shareholders from:
Net realized gain on investments	-	(585,187)

Capital share transactions:
Shares sold	148,188,549	236,569,483
Reinvestment of distributions	-	585,187
Shares redeemed	(151,808,484)	(238,068,090)
Total capital share transactions	(3,619,935)	(913,420)

Total Increase (Decrease) in Net Assets	(27,237,292)	(35,559,289)

Net Assets
Beginning of year	90,017,431	125,576,720
End of year	$62,780,139	$90,017,431

Capital Share Activity
Shares sold	4,900,784	4,289,573
Reinvestment of distributions	-	14,067
Shares redeemed	(4,992,739)	(4,302,269)
Total capital share activity	(91,955)	1,371

See notes to financial statements.

Midcap Growth Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	($632,575)	($98,618)
Net realized gain (loss) on investments	(7,057,362)	6,147,214
Change in unrealized appreciation or (depreciation)	(2,659,084)	653,524

Increase (Decrease) in Net Assets
Resulting From Operations	(10,349,021)	6,702,120

Distributions to shareholders from:
Net realized gains	(4,613,970)	(3,364,347)

Capital share transactions:
Shares sold	103,669,215	185,932,120
Reinvestment of distributions	4,613,969	3,364,347
Shares redeemed	(123,470,782)	(141,579,214)
Total capital share transactions	(15,187,598)	47,717,253

Total Increase (Decrease) in Net Assets	(30,150,589)	51,055,026

Net Assets
Beginning of year	126,698,339	75,643,313
End of year	$96,547,750	$126,698,339

Capital Share Activity
Shares sold	3,194,782	5,023,697
Reinvestment of distributions	150,097	95,850
Shares redeemed	(3,844,626)	(3,855,066)
Total capital share activity	(499,747)	1,264,481

See notes to financial statements.

Emerging growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	($197,713)	($347,250)
Net realized gain (loss)	(30,472,482)	4,646,379
Change in unrealized appreciation (depreciation)	(8,169,909)	(32,205,889)

Increase (Decrease) in Net Assets
Resulting From Operations	(38,840,104)	(27,906,760)

Distributions to shareholders from:
Net realized gains	(4,124,186)	(2,603,703)

Capital share transactions:
Shares sold	22,634,544	52,621,924
Reinvestment of distributions	4,124,173	2,603,703
Shares redeemed	(36,696,179)	(39,192,127)
Total capital share transactions	(9,937,462)	16,033,500

Total Increase (Decrease) in Net Assets	(52,901,752)	(14,476,963)

Net Assets
Beginning of year	113,563,314	128,040,277
End of year	$60,661,562	$113,563,314

Capital Share Activity
Shares sold	1,143,472	1,413,311
Reinvestment of distributions	227,855	86,215
Shares redeemed	(1,793,188)	(1,063,727)
Total capital share activity	(421,861)	435,799

See notes to financial statements.

Research Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	$17,346	($25,794)
Net realized gain (loss) on investments	(5,938,429)	1,316,116
Change in unrealized appreciation (depreciation)	(434,551)	(3,236,437)

Increase (Decrease) in Net Assets
Resulting From Operations	(6,355,634)	(1,946,115)

Distributions to shareholders from:
Net realized gain	(728,015)	(701,003)

Capital share transactions:
Shares sold	7,094,482	12,931,331
Reinvestment of distributions	728,010	701,003
Shares redeemed	(8,543,183)	(6,936,502)
Total capital share transactions	(720,691)	6,695,832

Total Increase (Decrease) in Net Assets	(7,804,340)	4,048,714

Net Assets
Beginning of year	29,977,592	25,928,878
End of year (including undistributed net investment income
of $17,383 and $0, respectively)	$22,173,252	$29,977,592

Capital Share Activity
Shares sold	380,460	544,149
Reinvestment of distributions	44,337	32,544
Shares redeemed	(472,968)	(293,549)
Total capital share activity	(48,171)	283,144

See notes to financial statements.

Growth with income Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	$140,569	$130,049
Net realized gain (loss) on investments	(4,185,166)	(412,552)
Change in unrealized appreciation (depreciation)	(1,255,657)	241,984

Increase (Decrease) in Net Assets
Resulting From Operations	(5,300,254)	(40,519)

Distributions to shareholders from:
Net investment income	(165,347)	(65,938)
Net realized gain	-	(48,214)
Total distributions	(165,347)	(114,152)

Capital share transactions:
Shares sold	6,194,798	9,141,953
Reinvestment of distributions	165,304	114,152
Shares redeemed	(7,217,375)	(11,103,493)
Total capital share transactions	(857,273)	(1,847,388)

Total Increase (Decrease) in Net Assets	(6,322,874)	(2,002,059)

Net Assets
Beginning of year	32,740,052	34,742,111
End of year (including undistributed net investment income
of $38,125 and $63,414, respectively)	$26,417,178	$32,740,052

Capital Share Activity
Shares sold	327,366	429,884
Reinvestment of distributions	9,276	5,382
Shares redeemed	(391,838)	(523,567)
Total capital share activity	(55,196)	(88,301)

See notes to financial statements.

Index 500 Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income (loss)	$1,585,081	$1,980,926
Net realized gain (loss) on investments	(5,502,634)	2,810,344
Change in unrealized appreciation (depreciation)	(18,721,435)	(24,904,505)

Increase (Decrease) in Net Assets
Resulting From Operations	(22,638,988)	(20,113,235)

Distributions to shareholders from:
Net investment income	(2,148,291)	(1,072,650)
Net realized gain	(4,542,165)	(2,210,832)
Total distributions	(6,690,456)	(3,283,482)

Capital share transactions:
Shares sold	41,635,649	74,737,745
Reinvestment of distributions	6,690,456	3,283,482
Shares redeemed	(55,970,172)	(78,715,274)
Total capital share transactions	(7,644,067)	(694,047)

Total Increase (Decrease) in Net Assets	(36,973,511)	(24,090,764)

Net Assets
Beginning of year	182,781,115	206,871,879
End of year (including undistributed net investment income
of $425,655 and $988,865, respectively)	$145,807,604	$182,781,115

Capital Share Activity
Shares sold	303,001	454,195
Reinvestment of distributions	53,230	21,852
Shares redeemed	(412,746)	(483,053)
Total capital share activity	(56,515)	(7,006)

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations:
Net investment income	$6,867,876	$10,073,077
Net realized gain (loss)	9,642	(597)

Increase (Decrease) in Net Assets
Resulting From Operations	6,877,518	10,072,480

Distributions to shareholders from:
Net investment income	(6,910,737)	(10,071,981)
Net realized gain	(9,045)	-
Total distributions	(6,919,782)	(10,071,981)

Capital share transactions:
Shares sold	1,331,239,071	1,892,131,786
Reinvestment of distributions	6,983,271	10,031,358
Shares redeemed	(1,311,281,837)	(1,962,781,669)
Total capital share transactions	26,940,505	(60,618,525)

Total Increase (Decrease) in Net Assets	26,898,241	(60,618,026)

Net Assets
Beginning of year	139,319,922	199,937,948
End of year (including undistributed net investment income
of $0 and $2,910, respectively)	$166,218,163	$139,319,922

Capital Share Activity
Shares sold	1,331,239,071	1,892,131,786
Reinvestment of distributions	6,983,271	10,031,358
Shares redeemed	(1,311,281,837)	(1,962,781,669)
Total capital share activity	26,940,505	(60,618,525)

See notes to financial statements.

Select Portfolio

Statement of Changes in Net Assets
From Inception
January 2, 2001
Through
December 31,
Increase (Decrease) in Net Assets	2001
Operations:
Net investment income (loss)	$9,942
Net realized gain (loss) on investments	(169,934)
Change in unrealized appreciation (depreciation)	846,224

Increase (Decrease) in Net Assets
Resulting From Operations	686,232

Capital share transactions:
Shares sold	24,438,923
Shares redeemed	(4,549,816)
Total capital share transactions	19,889,107

Total Increase (Decrease) in Net Assets	20,575,339

Net Assets
Beginning of period	-
End of period (including undistributed net investment income
of $9,942)	$20,575,339

Capital Share Activity
Shares sold	1,419,219
Shares redeemed	(265,990)
Total capital share activity	1,153,229

See notes to financial statements.

Micro Cap Portfolio

Statement of Changes in Net Assets
From Inception
January 2, 2001
Through
December 31,
Increase (Decrease) in Net Assets	2001
Operations:
Net investment income (loss)	($46,863)
Net realized gain (loss) on investments	501,090
Change in unrealized appreciation (depreciation)	987,777

Increase (Decrease) in Net Assets
Resulting From Operations	1,442,004

Distributions to shareholders from:
Net realized gain	(240,086)

Capital share transactions:
Shares sold	14,687,364
Reinvestment of distributions	240,086
Shares redeemed	(4,285,707)
Total capital share transactions	10,641,743

Total Increase (Decrease) in Net Assets	11,843,661

Net Assets
Beginning of period	-
End of period	$11,843,661

Capital Share Activity
Shares sold	832,048
Reinvestment of distributions	12,306
Shares redeemed	(235,731)
Total capital share activity	608,623

See notes to financial statements.

Notes to Financial Statements

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Portfolios (the "Portfolios") are a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") an open-end management investment company, registered under the Investment Company Act of 1940. The Income & Growth, Growth, Small Capitalization, MidCap Growth and Emerging Growth Portfolios are registered as diversified portfolios. The Research, Growth With Income, Index 500, Money Market, Select and Micro Cap Portfolios are registered as non-diversified portfolios. The Select and Micro Cap Portfolios began operations on January 2, 2001. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost, which approximates market. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering its value and possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolios may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolios maintain securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Foreign Currency Transactions: The Portfolios' accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolios on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolios' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolios have an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on each Portfolios' cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolios intend to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolios have implemented the provisions of the guide, as required on January 1, 2001. The implementation did not have a material impact on the Portfolios' financial statements.

NOTE B - RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolios. For its services, the Advisor receives monthly fees based on the following annual rates of each Portfolios' average daily net assets:
Income & Growth	.625%
Growth	.75%
Small Capitalization	.85%
MidCap Growth	.80%
Emerging Growth	.75%
Research	.75%
Growth With Income	.75%
Index 500.24%
Money Market	.20%
Select	.92%
Micro Cap	1.12%

The aggregate expenses of the Portfolios (other than Select and Micro Cap) were limited for a period of one year following the Portfolios' inception, November 1, 1999 (October 29, 1999 for Money Market) as reflected in the table below. For the period following November 1, 2000, the Advisor has agreed to limit annual portfolio operating expenses to the expense ratios reflected in the table below.
	Inception - 10/31/00	11/1/00-12/31/01
Income & Growth	.68%	.78%
Growth	.79%	.89%
Small Capitalization	.90%	1.00%
MidCap Growth	.84%	.94%
Emerging Growth	.85%	.95%
Research	.86%	.96%
Growth With Income	.88%	.98%
Index 500.28%		.38%
Money Market	.26%	.36%

As a result of the expense guarantee, the Advisor contractually reimbursed Income & Growth, Small Capitalization, MidCap Growth, Emerging Growth, Research, Growth With Income, and Index 500 expenses of $11,402, $51,858, $15,256, $182,313, $100,582, $95,516, and $80,084, for the year ended December 31, 2001.

The Advisor has voluntarily agreed to limit annual operating expenses to 1.50% for Select and Micro Cap. As a result of the expense guarantee, the Advisor voluntarily reimbursed Micro Cap expenses of $28,377 for the period ended December 31, 2001.

The Advisor may recapture fees waived and/or reimbursed during the two year period beginning on January 1, 2001 and ending on December 31, 2002. Such recapture is only permitted, after taking in account fee recapture, to the extent that the expense ratio of the relevant Portfolio does not exceed its prior expense ratio by more than .10%. Expense reimbursement eligible for recapture is as follows for Income & Growth, Growth, Small Capitalization, MidCap Growth, Emerging Growth, Research, Growth With Income, Index 500 and Money Market of, $78,426, $135,254, $144,769, $98,656, $321,098, $248,574, $214,324, $306,936 and $14,602, respectively. As of December 31, 2001, the Advisor has not recaptured any fees waived and/or reimbursed for any Portfolio except for Money Market which recaptured $52,319.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolios. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000 per Portfolio. For the period ended June 30, 2001, CASC waived the minimum fee for Select and Micro Cap.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C - INVESTMENT ACTIVITY

Purchases and sales of investments, other than short-term securities, for the applicable period were:
	INCOME &		SMALL	MIDCAP	EMERGING
	GROWTH	GROWTH	CAPITALIZATION	GROWTH	GROWTH
Purchases:	$68,622,515	$121,360,139	$147,838,288	$135,690,957	$189,253,289
Sales:	78,191,675	143,343,309	145,352,892	139,253,515	195,309,512

		GROWTH	INDEX		MICRO
	RESEARCH	WITH INCOME	500	SELECT	CAP
Purchases:	$23,312,514	$24,526,908	$9,506,287	$20,322,675	$13,669,577
Sales:	23,956,870	24,562,027	23,313,173	1,710,628	4,659,804

Money Market held only short-term investments.

At December 31, 2001, the investment cost, gross unrealized appreciation and (depreciation) on investments and net realized capital loss carryforwards with expiration dates for federal income tax purposes were as follows:

	FEDERAL TAX	UNREALIZED	UNREALIZED	NET APPRECIATION/	CAPITAL LOSS	EXPIRATION
	COST	APPRECIATION	(DEPRECIATION)	(DEPRECIATION)	CARRY-FORWARD	DATES
Income & Growth	$71,279,390	$4,393,104	($4,856,730)	($463,626)	$8,212,057	2009
Growth	129,362,148	10,849,463	(8,000,142)	2,849,321	27,915,328	2009
Small Capit- alization	47,884,439	8,197,853	(979,054)	7,218,799	37,647,612	2008-2009
MidCap Growth	87,273,198	12,601,495	(3,856,168)	8,745,327	7,674,896	2009
Emerging Growth	65,810,684	3,401,899	(8,406,952)	(5,005,053)	27,919,590	2009
Research	22,896,853	1,236,285	(1,984,433)	(748,148)	5,855,035	2009
Growth With Income	26,252,379	1,766,560	(1,724,217)	42,343	4,169,562	2008-2009
Index 500	179,502,928	11,738,913	(45,323,968)	(33,585,055)	4,509,591	2009
Money Market		165,099,828	-	-	-	-
Select	18,442,113	1,916,764	(1,070,540)	846,224	169,934	2009
Micro Cap	9,526,396	1,151,524	(179,281)	972,243	-	-

Capital losses may be utilized to offset current and future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2001 and December 31, 2000 were as follows:
	Ordinary Income		Long-term Capital Gain		Total
	2001	2000	2001	2000	2001	2000
Income & Growth	$4,785,407	$4,523,577	$0	$0	$4,785,407	$4,523,577
Growth	56,517	69,142	683,528	0	740,045	69,142
Small Capitalization	0	585,187	0	0	0	585,187
MidCap Growth	4,389,134	3,139,511	224,836	224,836	4,613,970	3,364,347
Emerging Growth	3,348,737	1,838,303	775,449	765,400	4,124,186	2,603,703
Research	537,433	517,991	190,582	183,012	728,015	701,003
Growth With Income	165,347	114,152	0	0	165,347	114,152
Index 500	6,690,456	3,025,133	0	258,349	6,690,456	3,283,482
Money Market	6,919,782	10,071,981	0	0	6,919,782	10,071,981
Select	0	0	0	0	0	0
Micro Cap	240,086	0	0	0	240,086	0

As of December 31, 2001, the components of the distributable earnings / (accumulated losses) on a tax basis were as follows:
	Undistributed	Capital	Unrealized
	Ordinary	Loss	Appreciation
	Income	Carryforward	(Depreciation)	Total
Income & Growth	$68,308	($8,212,057)	($463,626)	($8,607,375)
Growth	0	(27,915,328)	2,849,321	(25,066,007)
Small Capitalization	0	(37,647,612)	7,218,799	(30,428,813)
MidCap Growth	0	(7,674,896)	8,745,327	1,070,431
Emerging Growth	0	(27,919,590)	(5,004,787)	(32,924,377)
Research	17,383	(5,855,035)	(748,556)	(6,586,208)
Growth With Income	38,125	(4,169,562)	41,691	(4,089,746)
Index 500	425,655	(4,509,591)	(33,528,925)	(37,612,861)
Money Market	0	0	0	0
Select	9,942	(169,934)	846,224	686,232
Micro Cap	229,675	0	972,244	1,201,918

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The Portfolios may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2001, the Portfolios executed interportfolio transactions, which resulted in net realized losses of $89,331 for the Emerging Growth Portfolio and net realized gains of $11,932 and $32,252 for the Research and Growth With Income Portfolios, respectively. The purchases and sales transactions, executed at independently derived prices pursuant to Rule 17a-7 under the Investment Company Act of 1940 were:
	Money	EMERGING		Growth with
	Market	GROWTH	RESEARCH	income
Purchases	$362,041,000	$482,561	$102,819	$151,384
Sales	315,359,000	407,925	48,675	370,750

NOTE D - LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Growth and MidCap Growth Portfolios had $221,924 and $279,340, respectively, of outstanding borrowings at an interest rate of 2.25% at December 31, 2001. For the year ended December 31, 2001, borrowings by the Portfolios under the Agreement were as follows:
		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
PORTFOLIO	BALANCE	RATE	BORROWED	BORROWED
Income & Growth	$2,842	3.76%	$606,362	June 2001
Growth	33,054	3.32%	1,813,824	September 2001
Small Capitalization	8,996	3.60%	1,944,350	November 2001
MidCap Growth	71,321	3.39%	2,910,111	September 2001
Emerging Growth	101,129	4.18%	945,612	December 2001
Research	26,923	4.83%	1,994,642	March 2001
Growth With Income	18,542	4.70%	677,350	March 2001
Money Market	119,527	4.93%	17,281,356	August 2001
Select	-	N/A	-	-
Micro Cap	-	N/A	-	-

NOTE E - Subsequent event

For Ameritas Growth, Income & Growth, MidCap Growth, Small Capitalization, Money Market, Emerging Growth, Growth With Income, Research, and Index 500 Portfolios: On January 15, 2002, policyholders authorized CVS to remove the current cap on the expense ratios of each Portfolio's average daily net assets. The Board will implement a voluntary cap at the same level as the current expense cap, but the voluntary cap may be removed or modified by action of the Board of Directors without shareholder approval.

Tax Information (Unaudited)

The Fund designates $683,528, $224,836, $775,449, and $190,582 as capital gain dividends paid during the taxable year ended December 31, 2001 for Growth, MidCap Growth, Emerging Growth and Research Portfolios, respectively.

For corporate shareholders of Growth, Growth With Income, Income and Growth and Index 500 Portfolios a total of 100% of the ordinary dividends paid during the taxable year ended December 31, 2001 qualify for the corporate dividends received deduction.

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2001	2000	1999#
Net asset value, beginning	$16.66	$17.35	$13.83
Income from investment operations
Net investment income	.06	.05	-
Net realized and unrealized gain (loss)	(2.61)	.07	4.03
Total from investment operations	(2.55)	.12	4.03
Distributions from
Net investment income	(.07)	(.03)	-
Net realized gains	(.87)	(.78)	(.51)
Total distributions	(.94)	(.81)	(.51)
Total increase (decrease) in net asset value	(3.49)	(.69)	3.52
Net asset value, ending	$13.17	$16.66	$17.35

Total return*	(15.38%)	0.65%	29.14%
Ratios to average net assets:
Net investment income	.34%	.34%	(.09%) (a)
Total expenses	.80%	.77%	.79% (a)
Expenses before offsets	.79%	.71%	.68% (a)
Net expenses	.78%	.70%	.68% (a)
Portfolio turnover	100%	164%	18%
Net assets, ending (in thousands)	$71,828	$97,288	$80,385

		Periods Ended
	December 31,	December 31,	December 31,
Growth Portfolio	2001	2000	1999#
Net asset value, beginning	$54.86	$64.83	$56.04
Income from investment operations
Net investment income	(.04)	.04	.01
Net realized and unrealized gain (loss)	(6.60)	(9.99)	8.79
Total from investment operations	(6.64)	(9.95)	8.80
Distributions from
Net investment income	(.02)	(.02)	(.01)
Net realized gains	(.25)	-	-
Total distributions	(.27)	(.02)	(.01)
Total increase (decrease) in net asset value	(6.91)	(9.97)	8.79
Net asset value, ending	$47.95	$54.86	$64.83

Total return*	(12.11%)	(15.35%)	15.70%
Ratios to average net assets:
Net investment income	(.09%)	.05%	.12% (a)
Total expenses	.90%	.87%	.90% (a)
Expenses before offsets	.90%	.82%	.79% (a)
Net expenses	.89%	.80%	.79% (a)
Portfolio turnover	84%	99%	18%
Net assets, ending (in thousands)	$132,756	$172,694	$197,953

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2001	2000	1999#
Net asset value, beginning	$40.42	$56.42	$44.05
Income from investment operations
Net investment income (loss)	(.14)	(.18)	(0.05)
Net realized and unrealized gain (loss)	(10.88)	(15.55)	12.86
Total from investment operations	(11.02)	(15.73)	12.81
Distributions from
Net realized gains	-	(.27)	(0.44)
Total increase (decrease) in net asset value	(11.02)	(16.00)	12.37
Net asset value, ending	$29.40	$40.42	$56.42

Total return*	(27.26%)	(27.90%)	29.10%
Ratios to average net assets:
Net investment income (loss)	(.48%)	(.33%)	(.54%) (a)
Total expenses	1.11%	1.00%	1.00% (a)
Expenses before offsets	1.02%	.93%	.90% (a)
Net expenses	1.00%	.91%	.90% (a)
Portfolio turnover	252%	217%	21%
Net assets, ending (in thousands)	$62,780	$90,017	$125,577

		Periods Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2001	2000	1999#
Net asset value, beginning	$34.56	$31.50	$26.40
Income from investment operations
Net investment income (loss)	(.20)	(.03)	-
Net realized and unrealized gain (loss)	(2.33)	4.00	5.82
Total from investment operations	(2.53)	3.97	5.82
Distributions from
Net realized gains	(1.53)	(.91)	(0.72)
Total increase (decrease) in net asset value	(4.06)	3.06	5.10
Net asset value, ending	$30.50	$34.56	$31.50

Total return*	(7.37%)	12.56%	22.09%
Ratios to average net assets:
Net investment income (loss)	(.60%)	(.09%)	(.06%) (a)
Total expenses	.96%	.94%	.97% (a)
Expenses before offsets	.95%	.87%	.84% (a)
Net expenses	.94%	.86%	.84% (a)
Portfolio turnover	137%	118%	21%
Net assets, ending (in thousands)	$96,548	$126,698	$75,643

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Emerging Growth Portfolio	2001	2000	1999#
Net asset value, beginning	$29.75	$37.86	$25.82
Income from investment operations
Net investment income (loss)	(.06)	(.09)	(.02)
Net realized and unrealized gain (loss)	(10.53)	(7.32)	12.06
Total from investment operations	(10.59)	(7.41)	12.04
Distributions from
Net realized gains	(1.30)	(.70)	-
Total increase (decrease) in net asset value	(11.89)	(8.11)	12.04
Net asset value, ending	$17.86	$29.75	$37.86

Total return*	(35.65%)	(19.61%)	46.63%
Ratios to average net assets:
Net investment income (loss)	(.27%)	(.26%)	(.45%) (a)
Total expenses	1.21%	.97%	.98% (a)
Expenses before offsets	.96%	.89%	.86% (a)
Net expenses	.95%	.86%	.85% (a)
Portfolio turnover	265%	213%	18%
Net assets, ending (in thousands)	$60,662	$113,563	$128,040

		Periods Ended
	December 31,	December 31,	December 31,
Research Portfolio	2001	2000	1999#
Net asset value, beginning	$21.25	$22.99	$20.24
Income from investment operations
Net investment income (loss)	.01	(.02)	-
Net realized and unrealized gain (loss)	(4.44)	(1.21)	3.01
Total from investment operations	(4.43)	(1.23)	3.01
Distributions from
Net realized gains	(.55)	(0.51)	(0.26)
Total increase (decrease) in net asset value	(4.98)	(1.74)	2.75
Net asset value, ending	$16.27	$21.25	$22.99

Total return*	(20.87%)	(5.39%)	14.90%
Ratios to average net assets:
Net investment income (loss)	.07%	(.09%)	(.04%) (a)
Total expenses	1.41%	1.32%	1.42% (a)
Expenses before offsets	1.00%	.90%	.89% (a)
Net expenses	.96%	.88%	.86% (a)
Portfolio turnover	97%	90%	16%
Net assets, ending (in thousands)	$22,173	$29,978	$25,929

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Growth With Income Portfolio	2001	2000	1999#
Net asset value, beginning	$21.09	$21.17	$20.24
Income from investment operations
Net investment income	.10	.09	.02
Net realized and unrealized gain (loss)	(3.44)	(.10)	.92
Total from investment operations	(3.34)	(.01)	.94
Distributions from
Net investment income	(.11)	(.04)	(.01)
Net realized gain	-	(.03)	-
Total distributions	(.11)	(.07)	(.01)
Total increase (decrease) in net asset value	(3.45)	(.08)	.93
Net asset value, ending	$17.64	$21.09	$21.17

Total return*	(15.83%)	(.03%)	4.65%
Ratios to average net assets:
Net investment income	.48%	.39%	.44% (a)
Total expenses	1.32%	1.23%	1.26% (a)
Expenses before offsets	.99%	.94%	.88% (a)
Net expenses	.98%	.90%	.88% (a)
Portfolio turnover	36%	76%	16%
Net assets, ending (in thousands)	$26,417	$32,740	$34,742

		Periods Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2001	2000	1999#
Net asset value, beginning	$148.66	$167.30	$155.01
Income from investment operations
Net investment income	1.48	1.63	.31
Net realized and unrealized gain (loss)	(19.87)	(17.55)	12.23
Total from investment operations	(18.39)	(15.92)	12.54
Distributions from
Net investment income	(1.92)	(.89)	(.25)
Net realized gain	(4.05)	(1.83)	-
Total distributions	(5.97)	(2.72)	(.25)
Total increase (decrease) in net asset value	(24.36)	(18.64)	12.29
Net asset value, ending	$124.30	$148.66	$167.30

Total return*	(12.42%)	(9.54%)	8.09%
Ratios to average net assets:
Net investment income	1.00%	.99%	1.16% (a)
Total expenses	.44%	.40%	.40% (a)
Expenses before offsets	.39%	.31%	.29% (a)
Net expenses	.38%	.30%	.28% (a)
Portfolio turnover	6%	32%	5%
Net assets, ending (in thousands)	$145,808	$182,781	$206,872

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2001	2000	1999##
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.04	.06	.01
Total from investment operations	.04	.06	.01
Distributions from
Net investment income	(.04)	(.06)	( .01)
Total increase (decrease) in net asset value	-	-	-
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.96%	6.43%**	.99%
Ratios to average net assets:
Net investment income	3.81%	6.24%	5.67% (a)
Total expenses	.38%	.33%	.33% (a)
Expenses before offsets	.38%	.30%	.26% (a)
Net expenses	.36%	.28%	.26% (a)
Net assets, ending (in thousands)	$166,218	$139,320	$199,938

Financial Highlights

Period Ended
December 31,
Select Portfolio	2001###
Net asset value, beginning	$15.00
Income from investment operations
Net investment income (loss)	.01
Net realized and unrealized gain (loss)	2.83
Total from investment operations	2.84
Total increase (decrease) in net asset value	2.84
Net asset value, ending	$17.84

Total return*	18.93%
Ratios to average net assets:
Net investment income (loss)	.08% (a)
Total expenses	1.45% (a)
Expenses before offsets	1.45% (a)
Net expenses	1.26% (a)
Portfolio turnover	14%
Net assets, ending (in thousands)	$20,575

Period Ended
December 31,
Micro Cap Portfolio	2001###
Net asset value, beginning	$15.00
Income from investment operations
Net investment income (loss)	(.08)
Net realized and unrealized gain (loss)	4.94
Total from investment operations	4.86
Distributions from:
Net realized gain	(.40)
Total increase (decrease) in net asset value	4.46
Net asset value, ending	$19.46

Total return*	32.42%
Ratios to average net assets:
Net investment income (loss)	(.67%) (a)
Total expenses	2.38% (a)
Expenses before offsets	1.97% (a)
Net expenses	1.50% (a)
Portfolio turnover	75%
Net assets, ending (in thousands)	$11,844

(a) Annualized

# From November 1, 1999 inception.

## From October 29, 1999 inception.

### From January 2, 2001 inception.

* Not annualized for periods less than one year.

** Total return would have been 6.18% without the payment by affiliate that was the result of a securities transaction to reimburse the effect of a loss to the Portfolio.

See notes to financial statements.

Director and Officer Information Table
			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
WILLIAM J. ATHERTON DOB: 01/15/39	Director and President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
ALICE G. BULLOCK DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity
CHARLES E. DIEHL DOB: 10/13/22	Director	1982	Self-employed consultant and Vice President and Treasurer Emeritus of The George Washington University. Formerly, he was a Director of Acacia Mutual Life Insurance Company.	28
THOMAS C. GODLASKY DOB: 10/30/55	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16
  AmerUs Home Equity
  AmerUs Annuity Group
  Ameritas Variable Life Insurance Co.
  Ameritas Investment Corporation
  AmerUs Group Foundation
  Bankers Life Insurance Co. of New York
  Inflective Asset Mgmt.
  AmerUs Capital Mgmt.

			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
M. CHARITO KRUVANT 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Gallup, Inc. W.K. Kellogg Foundation Info USA Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
SUSAN walker Bender, Esq. DOB: 1/29/59	Officer	1988	Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999	Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

				# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
HUI PING HO, CPA DOB: 01/06/65	Officer	2000		Tax & Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	1990		Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999		Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 8/12/47	Officer	1990		Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 7/24/52	Officer	1982		Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999		Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-335-9858.